UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2022

2022 Annual Report

iShares, Inc.

•	iShares International High Yield Bond ETF | HYXU | Cboe BZX

•	iShares J.P. Morgan EM Corporate Bond ETF | CEMB | Cboe BZX

•	iShares J.P. Morgan EM High Yield Bond ETF | EMHY | Cboe BZX

•	iShares J.P. Morgan EM Local Currency Bond ETF | LEMB | NYSE Arca

•	iShares US & Intl High Yield Corp Bond ETF | GHYG | Cboe BZX

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended October 31, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(5.50)%	(14.61)%

U.S. small cap equities (Russell 2000® Index)	(0.20)	(18.54)

International equities (MSCI Europe, Australasia, Far East Index)	(12.70)	(23.00)

Emerging market equities (MSCI Emerging Markets Index)	(19.66)	(31.03)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.72	0.79

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.24)	(17.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.86)	(15.68)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.43)	(11.98)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.71)	(11.76)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Bond Market Overview

Global investment-grade bonds experienced a sizable decline the 12 months ended October 31, 2022 (the “reporting period”). The Bloomberg Global Aggregate Index, a broad measure of global bond market performance, returned -20.79% in U.S. dollar terms for the reporting period.

The poor returns for fixed income reflected the backdrop of sharply rising inflation worldwide. Annualized consumer price inflation in the United States came in above 7.5% in each month of 2022, with a peak of 9.1% in June. Inflation was even more pronounced overseas, particularly in Europe. Inflation rose more than 10% year-over-year in September across the region as a whole, with many Eastern European nations posting increases north of 20%. The trend of rising inflation, which had already begun in 2021, was exacerbated by Russia’s invasion of Ukraine in February 2022. The conflict, together with the sanctions that followed, further snarled global supply chains and contributed to a spike in food and energy prices across the globe.

Developed-market central banks responded by tightening monetary policy in dramatic fashion. In the United States, for example, the U.S. Federal Reserve wound down its stimulative quantitative easing program and raised interest rates from a range of 0%-0.25% to 3.0% - 3.25%. Other central banks followed suit, but the Bank of Japan—which continued to provide stimulus to the nation’s economy—was a notable outlier.

These events fueled a spike in bond yields across the globe. In the United States, the yield on the two-year note rose from 0.50% at the beginning of the period to 4.48% by the end of October 2022, while the 10-year issue climbed from 1.55% to 4.05%. The overseas markets experienced a similar trend directionally, with the weakest performance occurring in the United Kingdom and Continental Europe. Japan held up better in relative terms due to the more accommodative policy of its central bank. Emerging-market bonds, which are highly sensitive to global growth trends, were particularly weak in the annual period.

Corporate bonds generally underperformed government debt. In addition to being hurt by rising prevailing yields, the category was pressured by rising yield spreads over government issues – a trend caused by concerns about economic growth as well as the broader “risk-off” environment.

Unfavorable currency translation weighed on the returns of foreign debt for U.S-based investors. The U.S. dollar surged against most major currencies due in part to expectations that the nation’s stronger relative growth would cause the Fed to raise interest rates more aggressively than its global peers. As a result, the value of non-U.S. investments suffered larger losses in U.S. dollar terms than they did in their local markets. The effect was especially pronounced with respect to emerging-market bonds.

One notable outcome of the downturn in bond prices is that negative-yielding debt—which had risen to be a fairly sizable portion of the overall fixed-income market by late 2021—largely disappeared as yields climbed into positive territory in most countries. However, the real (after-inflation) yields on a large swath of the market remained negative at the close of the period.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® International High Yield Bond ETF

Investment Objective

The iShares International High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx® Global Developed Markets ex-US High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(25.15)%	(3.77)%	(0.05)%	(25.15)%	(17.46)%	(0.52)%

Fund Market	(24.35)	(3.63)	0.02	(24.35)	(16.88)	0.18

Index	(24.97)	(3.41)	0.19	(24.97)	(15.94)	1.94

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual			Hypothetical 5% Return

Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio

$1,000.00	$877.50	$1.89	$1,000.00	$1,023.20	$2.04	0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

International high yield bonds fell sharply in the annual period. The shift toward tighter monetary policy by the world’s central banks led to a sharp increase in prevailing yields across the global bond markets. High yield issues faced additional pressure from a widening of spreads over government debt. This trend reflected the combination of the broader “risk-off” market tone and concerns that rising interest rates would lead to a slowdown in global economic growth (and thus a deterioration of credit conditions). Bonds in Europe were further hurt by the negative sentiment associated with Russia’s invasion of Ukraine. In addition to fueling uncertainty, the conflict and resulting sanctions contributed to supply-chain disruptions, slower economic growth, and rising energy prices across the region. The significant decline in the value of non-U.S. currencies relative to the U.S. Dollar was a further headwind for non-U.S. securities.

In this environment, most countries in the Index posed losses in a range from 20% to 26%. Norway and Canada, while losing ground in absolute terms, nonetheless outpaced the Index thanks in part to the tailwind rising oil prices provided for energy-exporting nations. Consistent with the backdrop of heightened investor risk aversion, lower-quality bonds (those rated Caa and below or unrated) lagged the broader market.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2022 (continued)	iShares® International High Yield Bond ETF

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments(a)

Baa	4.9%

Ba	45.3

B	29.6

Caa	4.1

Not Rated	16.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Italy	14.8%

United States	14.4

France	13.4

United Kingdom	12.3

Germany	11.1

Spain	9.1

Netherlands	4.6

Luxembourg	3.7

Sweden	3.2

Portugal	2.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® J.P. Morgan EM Corporate Bond ETF

Investment Objective

The iShares J.P. Morgan EM Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market corporate bonds, as represented by the J.P. Morgan CEMBI Broad Diversified Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(18.42)%	(0.79)%	1.37%	(18.42)%	(3.91)%	14.61%

Fund Market	(19.10)	(0.93)	1.23	(19.10)	(4.55)	12.96

Index	(19.22)	(0.46)	1.81	(19.22)	(2.30)	19.70

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index Performance through May 31, 2017 reflects the performance of the Morningstar® Emerging Markets Corporate Bond IndexSM. Index performance beginning on June 1, 2017 reflects the performance of the J.P. Morgan CEMBI Broad Diversified Core Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$912.20	$2.41		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2022 (continued)	iShares® J.P. Morgan EM Corporate Bond ETF

Portfolio Management Commentary

Emerging market corporate bonds suffered losses in the 12-month period, with the adverse effect of falling prices more than offsetting the contribution from the category’s above-average income. However, the asset class finished ahead of emerging market government issues.

As was the case across the rest of the bond market, the Index was hurt by the environment of sharply rising inflation and the aggressive interest rate hikes by the world’s major central banks. In addition, credit spreads widened amid the pronounced deterioration in investor sentiment and concerns about the trajectory of global growth.

Emerging markets were hurt by events specific occurring within the region. First, Russia’s invasion of Ukraine together with the sanctions that followed caused significant losses in Russian bonds contributing to underperformance across Eastern Europe. Second, China was a persistent source of concern. The government’s increased regulation of technology companies and continued lockdowns associated with its zero-COVID policy weighed on the nation’s financial assets, as did instability in the property market.

These factors caused emerging market bond funds to experience record outflows, which exacerbated the effect of falling prices. On the positive side, supply also fell considerably as higher yields dissuaded corporations from issuing new debt.

All countries represented in the Index finished with a negative total return. However, Latin America outperformed in relative terms due in part to its higher sensitivity to the rally in commodities. Similarly, markets in the Middle East generally posted narrower losses than the Index thanks to the strength in crude oil prices.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aaa	0.4%

Aa	8.3

A	17.3

Baa	33.9

Ba	12.6

B	7.9

Caa	1.8

C	1.0

Not Rated	16.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	7.5%

Brazil	5.4

Hong Kong	5.0

United Arab Emirates	5.0

South Korea	4.7

India	4.7

Saudi Arabia	4.6

Mexico	4.5

Qatar	4.2

Singapore	4.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® J.P. Morgan EM High Yield Bond ETF

Investment Objective

The iShares J.P. Morgan EM High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market high yield sovereign and corporate bonds, as represented by the J.P. Morgan USD Emerging Markets High Yield Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(21.35)%	(3.03)%	0.92%	(21.35)%	(14.24)%	9.55%

Fund Market	(21.85)	(3.19)	0.72	(21.85)	(14.95)	7.43

Index	(21.38)	(2.73)	1.22	(21.38)	(12.93)	12.87

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 01, 2020 reflects the performance of the Morningstar Emerging Markets High Yield Bond IndexSM which terminated on April 01, 2020. Index performance beginning on March 02, 2020 reflects the performance of the J.P. Morgan USD Emerging Markets High Yield Bond Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$882.80	$2.37		$1,000.00	$1,022.70	$2.55		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2022 (continued)	iShares® J.P. Morgan EM High Yield Bond ETF

Portfolio Management Commentary

Emerging market high yield bonds suffered losses in the 12-month period, but the category finished ahead of emerging market sovereign bonds. A higher contribution from yield, together with relative strength for corporate bonds (particularly energy-related issues) versus government securities helped fuel the outperformance.

As was the case across the rest of the global fixed-income market, the Index was hurt by the environment of sharply rising inflation and the aggressive interest rate hikes by the world’s major central banks. In addition, credit spreads widened amid a pronounced deterioration in investor sentiment and concerns about the trajectory of global growth.

Emerging markets were hurt by events specific occurring within the region. First, Russia’s invasion of Ukraine together with the sanctions that followed caused significant losses in Russian bonds contributing to underperformance across Eastern Europe. Second, China was a persistent source of concern. The government’s increased regulation of technology companies and continued lockdowns associated with its zero-COVID policy weighed on the nation’s financial assets, as did instability in the property market.

All countries represented in the Index finished with a negative total return. However, Latin America outperformed in relative terms due in part to its higher sensitivity to the rally in commodities. Similarly, markets in the Middle East generally posted narrower losses than the Index thanks to the strength in crude oil prices.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aa	0.4%

A	0.3

Baa	11.6

Ba	34.8

B	32.3

Caa	4.7

Ca	2.8

C	0.7

Not Rated	12.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Brazil	15.0%

Turkey	13.0

Mexico	8.5

Colombia	6.7

South Africa	4.3

Oman	4.1

Dominican Republic	3.4

Argentina	3.1

Hong Kong	3.1

Bahrain	2.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® J.P. Morgan EM Local Currency Bond ETF

Investment Objective

The iShares J.P. Morgan EM Local Currency Bond ETF (the “Fund”) seeks to track the investment results of an index composed of local currency denominated, emerging market sovereign bonds, as represented by the J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(20.04)%	(5.10)%	(2.93)%	(20.04)%	(23.02)%	(25.70)%

Fund Market	(19.97)	(5.02)	(3.03)	(19.97)	(22.71)	(26.45)

Index	(19.90)	(4.66)	(2.44)	(19.90)	(21.22)	(21.91)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through May 31, 2017 reflects the performance of the Bloomberg Emerging Markets Broad Local Currency Bond Index. Index performance beginning on June 1, 2017 reflects the performance of the J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$912.00	$1.45		$1,000.00	$1,023.70	$1.53		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2022 (continued)	iShares® J.P. Morgan EM Local Currency Bond ETF

Portfolio Management Commentary

Emerging market bonds suffered losses in the 12-month period, with the adverse effect of falling prices more than offsetting the contribution from the category’s above-average income. As was the case across the rest of the bond market, the Index was hurt by the environment of sharply rising inflation and the aggressive interest rate hikes by the world’s major central banks. In addition, credit spreads widened amid the pronounced deterioration in investor sentiment. These trends also led to losses for emerging market currencies relative to the U.S. Dollar, causing local-currency bonds to lag U.S. Dollar-denominated issues.

Russia was a key detractor from Index performance, as the sanctions that followed the country’s invasion of Ukraine caused challenging financial markets and resulted in a meaningful decline in asset prices. Other Eastern European nations, including Poland, Hungary, Romania, Serbia, and the Czech Republic, also lagged the Index. The region had above-average vulnerability to the economic impact of the war in Ukraine, particularly the reduction in energy supplies.

Asian local currency bonds outperformed. The region was less affected by the conflict, and it continued to source energy supplies from Russia. China was a source of relative strength, which was notable given the country’s challenges. Indonesia, while losing ground in absolute terms, outpaced the broader market on optimism about the country’s fiscal picture. Latin American bonds strongly outperformed the larger category. Brazil was the top performer in the region and the Index as a whole, and both Mexico and Uruguay posted positive returns despite the weakness in the global fixed-income markets more broadly.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aa	0.4%

A	5.4

Baa	22.4

Ba	10.0

C	3.1

Not Rated	58.7

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	14.6%

Brazil	4.8

Chile	4.7

Uruguay	4.6

Peru	4.6

Mexico	4.6

Czech Republic	4.6

Thailand	4.5

Hungary	4.5

Romania	4.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF

Investment Objective

The iShares US & Intl HighYield Corp Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar, euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx® Global Developed Markets High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(15.46)%	0.04%	2.37%	(15.46)%	0.18%	26.42%

Fund Market	(15.56)	(0.03)	2.32	(15.56)	(0.15)	25.75

Index	(15.23)	0.16	2.51	(15.23)	0.82	28.11

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$933.60	$1.95		$1,000.00	$1,023.20	$2.04		0.40%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2022 (continued)	iShares® US & Intl High Yield Corp Bond ETF

Portfolio Management Commentary

Global high yield bonds fell sharply in the annual period. The shift toward tighter monetary policy by the U.S. Federal Reserve and other central banks led to a sharp increase in prevailing yields across the global bond markets. High yield issues faced additional pressure from a widening of spreads over government debt. This trend reflected the combination of the broader “risk-off” market tone and concerns that rising interest rates would lead to a slowdown in global economic growth (and thus a deterioration of credit conditions). Bonds in Europe were further hurt by the negative sentiment associated with Russia’s invasion of Ukraine. In addition to fueling uncertainty, the conflict and resulting sanctions contributed to supply-chain disruptions, slower economic growth, and rising energy prices across the region. The significant decline in the value of non-U.S. currencies relative to the U.S. Dollar was a further headwind for non-U.S. securities.

In this environment, all countries represented in the Index lost ground. The United States, which makes up more than 60% or the Index, outperformed the international markets. The relative strength reflected the country’s more robust economic outlook and larger weighting in the energy sector, which benefited from the rally in the prices of crude oil and other related commodities. The European markets were among the worst performers in the Index, with the United Kingdom, Italy, France and Germany all posting losses in a range of 20% to 25%. Bonds rated B and Ba by Moody’s, which comprise the majority of the Index, outperformed. In contrast, the lowest rated credit tiers (those rated Caa and below or unrated) lagged.

Portfolio Information

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aaa	0.2%

A	0.2

Baa	3.0

Ba	44.7

B	38.9

Caa	8.5

Ca	0.1

Not Rated	4.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	66.8%

United Kingdom	5.2

France	4.8

Italy	4.4

Canada	3.5

Germany	3.2

Spain	2.2

Netherlands	1.6

Israel	1.5

Luxembourg	1.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	15

Schedule of Investments October 31, 2022	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds & Notes

Austria — 0.3%
ams-OSRAM AG, 6.00%, 07/31/25(a)	EUR	100	$86,505

Belgium — 0.3%
Telenet Finance Luxembourg Notes Sarl, 3.50%, 03/01/28 (Call 12/01/22)(a)	EUR	100	84,824

Canada — 1.5%
Air Canada, 4.63%, 08/15/29 (Call 02/15/26)(b)	CAD	225	136,932
Mattamy Group Corp., 4.63%, 03/01/28 (Call 03/01/23)(a)	CAD	50	29,838
Parkland Corp.
3.88%, 06/16/26 (Call 06/16/23)(b)	CAD	100	65,787
4.38%, 03/26/29 (Call 03/26/24)	CAD	75	45,325
Southern Pacific Resource Corp., 8.75%, 01/25/18(b)(c)(d)(e)	CAD	50	—
Tamarack Valley Energy Ltd., 7.25%, 05/10/27 (Call 05/10/24)(b)	CAD	25	17,153
Videotron Ltd.
3.63%, 06/15/28 (Call 06/15/24)(b)	CAD	150	92,900
4.50%, 01/15/30 (Call 10/15/24)	CAD	150	92,785

			480,720

Finland — 1.8%
Nokia OYJ
2.00%, 03/15/24 (Call 12/15/23)(a)	EUR	100	96,784
2.00%, 03/11/26 (Call 12/11/25)(a)	EUR	150	136,867
2.38%, 05/15/25(a)	EUR	100	94,929
Teollisuuden Voima OYJ
1.13%, 03/09/26 (Call 12/09/25)(a)	EUR	200	175,308
1.38%, 06/23/28 (Call 03/23/28)(a)	EUR	100	81,393

			585,281

France — 13.0%
Accor SA
2.38%, 11/29/28 (Call 08/29/28)(a)	EUR	100	80,385
3.00%, 02/04/26 (Call 11/04/25)(a)	EUR	100	92,800
Adevinta ASA, 2.63%, 11/15/25 (Call 11/15/22)(a)	EUR	100	90,953
Altice France SA/France
2.13%, 02/15/25 (Call 11/30/22)(a)	EUR	150	130,076
4.00%, 07/15/29 (Call 04/15/24)(a)	EUR	100	75,088
4.25%, 10/15/29 (Call 10/15/24)(a)	EUR	100	75,096
5.88%, 02/01/27(a)	EUR	150	127,926
Atos SE
1.00%, 11/12/29 (Call 08/12/29)(a)	EUR	100	54,887
1.75%, 05/07/25 (Call 02/07/25)(a)	EUR	100	72,837
Banijay Entertainment SASU, 3.50%, 03/01/25(a)	EUR	200	185,405
CAB SELAS, 3.38%, 02/01/28 (Call 02/01/24)(a)	EUR	200	153,633
Casino Guichard Perrachon SA
3.58%, 02/07/25 (Call 11/07/24)(a)	EUR	200	107,756
5.25%, 04/15/27 (Call 04/15/23)(a)	EUR	100	43,334
CGG SA, 7.75%, 04/01/27 (Call 04/01/24)(a)	EUR	100	86,075
Chrome Bidco SASU, 3.50%, 05/31/28 (Call 05/31/24)(a)	EUR	100	79,508
Elis SA
1.63%, 04/03/28 (Call 01/03/28)(a)	EUR	100	81,844
1.75%, 04/11/24 (Call 01/11/24)(a)	EUR	100	96,402
4.13%, 05/24/27 (Call 02/24/27)(a)	EUR	100	95,079
Faurecia SE
2.38%, 06/15/27 (Call 06/15/23)(a)	EUR	100	80,665
2.63%, 06/15/25(a)	EUR	100	92,758
2.75%, 02/15/27 (Call 02/15/24)(a)	EUR	125	105,311
3.13%, 06/15/26(a)	EUR	100	91,535
3.75%, 06/15/28 (Call 06/15/23)(a)	EUR	100	83,201

Security		Par (000)	Value

France (continued)
Iliad Holding SASU
5.13%, 10/15/26 (Call 10/15/23)(a)	EUR	150	$137,342
5.63%, 10/15/28 (Call 10/15/24)(a)	EUR	100	88,501
iliad SA, 1.88%, 04/25/25 (Call 01/25/25)(a)	EUR	300	275,366
Loxam SAS
2.88%, 04/15/26(a)	EUR	100	84,845
4.50%, 02/15/27 (Call 02/15/24)(a)	EUR	175	152,912
Picard Groupe SAS, 3.88%, 07/01/26 (Call 07/01/23)(a)	EUR	100	84,707
Quatrim SASU, 5.88%, 01/15/24(a)	EUR	100	95,613
RCI Banque SA, 2.63%, 02/18/30 (Call 02/18/25)(a)(f)	EUR	200	171,493
Renault SA
1.00%, 11/28/25 (Call 08/28/25)(a)	EUR	70	63,336
1.25%, 06/24/25 (Call 03/24/25)(a)	EUR	100	89,642
2.00%, 09/28/26 (Call 06/28/26)(a)	EUR	100	83,475
2.50%, 06/02/27 (Call 03/02/27)(a)	EUR	100	83,402
2.50%, 04/01/28 (Call 01/01/28)(a)	EUR	100	82,647
SPIE SA, 3.13%, 03/22/24 (Call 09/22/23)(a)	EUR	100	97,728
Tereos Finance Groupe I SA, 7.50%, 10/30/25(a)	EUR	100	97,431
Valeo
1.00%, 08/03/28 (Call 05/03/28)(a)	EUR	100	74,849
1.50%, 06/18/25 (Call 03/18/25)(a)	EUR	100	90,834
3.25%, 01/22/24(a)	EUR	100	97,555

			4,134,232

Germany — 10.8%
ADLER Group SA
1.50%, 07/26/24 (Call 04/26/24)(a)	EUR	100	47,109
1.88%, 01/14/26 (Call 10/14/25)(a)	EUR	100	42,510
2.25%, 01/14/29 (Call 10/14/28)(a)	EUR	200	81,901
ADLER Real Estate AG, 1.88%, 04/27/23 (Call 03/27/23)(a)	EUR	100	78,167
Bayer AG
2.38%, 11/12/79 (Call 02/12/25)(a)(f)	EUR	100	88,606
3.75%, 07/01/74 (Call 07/01/24)(a)(f)	EUR	200	189,246
5.38%, 03/25/82 (Call 06/25/30)(a)(f)	EUR	100	85,269
Series N5.5, 4.50%, Series N5.5, 03/25/82 (Call 06/25/27)(a)(f)	EUR	100	89,195
Bertelsmann SE & Co. KGaA, 3.50%, 04/23/75 (Call 04/23/27)(a)(f)	EUR	100	85,116
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28 (Call 01/15/24)(a)	EUR	150	124,756
Commerzbank AG
4.00%, 03/23/26(a)	EUR	100	93,780
4.00%, 03/30/27(a)	EUR	75	69,197
4.00%, 12/05/30 (Call 09/05/25)(a)(f)	EUR	100	90,609
6.50%, 12/06/32 (Call 09/06/27)(a)(f)	EUR	100	93,972
Deutsche Lufthansa AG
2.00%, 07/14/24 (Call 06/14/24)(a)	EUR	100	93,387
2.88%, 02/11/25 (Call 01/11/25)(a)	EUR	200	183,496
3.00%, 05/29/26(a)	EUR	300	259,659
3.50%, 07/14/29 (Call 04/14/29)(a)	EUR	100	78,055
Douglas GmbH, 6.00%, 04/08/26 (Call 04/15/23)(a)	EUR	100	75,516
Nidda BondCo GmbH, 5.00%, 09/30/25 (Call 11/30/22)(a)	EUR	100	79,598
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24 (Call 11/10/22)(a)	EUR	100	92,467
Schaeffler AG
1.88%, 03/26/24 (Call 12/26/23)(a)	EUR	100	95,465
2.75%, 10/12/25 (Call 07/12/25)(a)	EUR	100	91,456
2.88%, 03/26/27 (Call 12/26/26)(a)	EUR	75	65,121
3.38%, 10/12/28 (Call 07/12/28)(a)	EUR	100	83,386
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25(a)	EUR	150	136,233
thyssenkrupp AG, 2.88%, 02/22/24 (Call 11/22/23)(a)	EUR	200	192,387

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Germany (continued)
TK Elevator Holdco GmbH, 6.63%, 07/15/28 (Call 07/15/23)(a) .	EUR	90	$69,573
TK Elevator Midco GmbH, 4.38%, 07/15/27 (Call 07/15/23)(a)	EUR	100	83,424
ZF Europe Finance BV
2.00%, 02/23/26 (Call 12/23/25)(a)	EUR	100	85,948
2.50%, 10/23/27 (Call 07/23/27)(a)	EUR	100	79,242
3.00%, 10/23/29 (Call 07/23/29)(a)	EUR	100	76,790
ZF Finance GmbH
2.00%, 05/06/27 (Call 02/06/27)(a)	EUR	100	79,891
3.00%, 09/21/25 (Call 06/21/25)(a)	EUR	100	90,550
3.75%, 09/21/28 (Call 06/21/28)(a)	EUR	100	81,089

			3,432,166

Greece — 1.6%
Alpha Bank SA, 2.50%, 03/23/28 (Call 03/23/27)(a)(f)	EUR	100	77,445
Alpha Services and Holdings SA, 4.25%, 02/13/30 (Call 02/13/25)(a)(f)	EUR	100	80,193
Eurobank SA, 2.25%, 03/14/28 (Call 03/14/27)(a)(f)	EUR	100	77,960
National Bank of Greece SA, 2.75%, 10/08/26 (Call 10/08/25)(a)(f)	EUR	100	85,200
Piraeus Financial Holdings SA, 9.75%, 06/26/29 (Call 06/26/24)(a)(f)	EUR	100	94,333
Public Power Corp. SA, 3.88%, 03/30/26 (Call 03/30/23)(a)	EUR	100	89,392

			504,523

Ireland — 1.4%
AIB Group PLC, 2.88%, 05/30/31 (Call 05/30/26)(a)(f)	EUR	100	85,001
Bank of Ireland Group PLC
1.38%, 08/11/31 (Call 05/11/26)(a)(f)	EUR	100	80,362
7.59%, 12/06/32 (Call 09/06/27)(a)(f)	GBP	100	109,957
eircom Finance DAC
1.75%, 11/01/24 (Call 11/30/22)(a)	EUR	100	96,869
3.50%, 05/15/26(a)	EUR	100	87,267

			459,456

Israel — 1.8%
Teva Pharmaceutical Finance Netherlands II BV
1.13%, 10/15/24(a)	EUR	100	90,272
1.63%, 10/15/28(a)	EUR	150	107,971
3.75%, 05/09/27 (Call 02/09/27)	EUR	150	129,292
4.38%, 05/09/30 (Call 02/09/30)	EUR	200	158,930
4.50%, 03/01/25 (Call 12/01/24)	EUR	100	94,795

			581,260

Italy — 14.3%
Atlantia SpA
1.63%, 02/03/25(a)	EUR	100	91,229
1.88%, 07/13/27 (Call 04/13/27)(a)	EUR	175	141,839
1.88%, 02/12/28 (Call 11/12/27)(a)	EUR	100	77,807
Banca Monte dei Paschi di Siena SpA
3.63%, 09/24/24(a)	EUR	200	184,490
10.50%, 07/23/29(a)	EUR	100	81,672
Banca Popolare di Sondrio SCPA
2.38%, 04/03/24(a)	EUR	100	95,621
3.88%, 02/25/32 (Call 11/25/26)(a)(f)	EUR	100	77,275
Banco BPM SpA
0.88%, 07/15/26(a)	EUR	100	84,255
1.75%, 01/28/25(a)	EUR	100	92,091
3.25%, 01/14/31 (Call 01/14/26)(a)(f)	EUR	100	82,923
4.25%, 10/01/29 (Call 10/01/24)(a)(f)	EUR	100	91,272
6.00%, 09/13/26(a)	EUR	150	149,811
BPER Banca
1.88%, 07/07/25(a)	EUR	100	89,654
3.88%, 07/25/32 (Call 01/25/27)(a)(f)	EUR	200	154,426
Brunello Bidco SpA, 3.50%, 02/15/28 (Call 02/15/24)(a)	EUR	100	80,762

Security	Par (000)		Value

Italy (continued)
Iccrea Banca SpA
2.13%, 01/17/27 (Call 01/17/26)(a)(f)	EUR	100	$86,450
4.13%, 11/28/29 (Call 11/28/24)(a)(f)	EUR	100	87,501
6.38%, 09/20/27 (Call 09/20/26)(a)(f)	EUR	100	95,848
IMA Industria Macchine Automatiche SpA, 3.75%, 01/15/28 (Call 01/15/23)(a)	EUR	100	80,681
Infrastrutture Wireless Italiane SpA
1.75%, 04/19/31 (Call 01/19/31)(a)	EUR	100	73,047
1.88%, 07/08/26 (Call 04/08/26)(a)	EUR	150	131,762
Intesa Sanpaolo SpA
2.93%, 10/14/30(a)	EUR	100	75,491
4.38%, 07/12/29 (Call 07/12/24)(a)(f)	EUR	150	144,048
5.15%, 06/10/30(a)	GBP	100	88,270
5.88%, 03/04/29 (Call 03/04/24)(a)(f)	EUR	150	148,012
Leonardo SpA, 2.38%, 01/08/26 (Call 10/08/25)(a)	EUR	100	91,879
Lottomatica SpA/Roma, 5.13%, 07/15/25 (Call 11/10/22)(a)	EUR	100	91,538
Mediobanca Banca di Credito Finanziario SpA, 3.75%, 06/16/26	EUR	50	47,572
Nexi SpA
1.63%, 04/30/26 (Call 01/30/26)(a)	EUR	100	87,899
2.13%, 04/30/29 (Call 01/30/29)(a)	EUR	150	117,981
Rossini Sarl, 6.75%, 10/30/25(a)	EUR	100	96,781
Saipem Finance International BV, 2.63%, 01/07/25(a)	EUR	100	92,250
Telecom Italia SpA/Milano
1.63%, 01/18/29 (Call 10/18/28)(a)	EUR	100	71,083
2.38%, 10/12/27 (Call 07/12/27)(a)	EUR	100	79,657
2.75%, 04/15/25 (Call 01/15/25)(a)	EUR	100	90,125
2.88%, 01/28/26 (Call 10/28/25)(a)	EUR	300	260,299
3.63%, 01/19/24(a)	EUR	100	95,822
3.63%, 05/25/26(a)	EUR	100	87,885
4.00%, 04/11/24 (Call 01/11/24)(a)	EUR	100	95,982
UniCredit SpA
2.73%, 01/15/32 (Call 01/15/27)(a)(f)	EUR	200	161,018
4.88%, 02/20/29 (Call 02/20/24)(a)(f)	EUR	200	192,593
Webuild SpA
1.75%, 10/26/24(a)	EUR	150	124,838
5.88%, 12/15/25 (Call 06/15/25)(a)	EUR	100	81,567

			4,553,006

Japan — 1.5%
SoftBank Group Corp.
2.13%, 07/06/24 (Call 04/06/24)(a)	EUR	175	161,441
2.88%, 01/06/27 (Call 10/06/26)(a)	EUR	100	79,661
3.38%, 07/06/29 (Call 04/06/29)(a)	EUR	125	89,951
3.88%, 07/06/32 (Call 04/06/32)(a)	EUR	100	67,220
5.00%, 04/15/28 (Call 01/16/28)(a)	EUR	100	81,777

			480,050

Luxembourg — 3.6%
Altice Financing SA
2.25%, 01/15/25 (Call 11/30/22)(a)	EUR	100	88,161
4.25%, 08/15/29 (Call 08/15/24)(a)	EUR	100	75,096
Altice Finco SA, 4.75%, 01/15/28(a)	EUR	100	68,455
Altice France Holding SA
4.00%, 02/15/28 (Call 02/15/23)(a)	EUR	100	60,994
8.00%, 05/15/27(a)	EUR	100	71,454
Cidron Aida Finco Sarl, 5.00%, 04/01/28 (Call 04/01/24)(a)	EUR	100	77,218
Garfunkelux Holdco 3 SA, 6.75%, 11/01/25(a)	EUR	100	70,480
INEOS Finance PLC
2.13%, 11/15/25(a)	EUR	100	87,376
2.88%, 05/01/26(a)	EUR	175	153,462
Matterhorn Telecom SA, 3.13%, 09/15/26(a)	EUR	200	173,461

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2022	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Luxembourg (continued)
Summer BC Holdco B Sarl, 5.75%, 10/31/26(a)	EUR	150	$128,005
Vivion Investments Sarl, 3.00%, 08/08/24(a)	EUR	100	84,346

			1,138,508

Netherlands — 4.5%
Lincoln Financing Sarl, 3.63%, 04/01/24 (Call 11/30/22)(a)	EUR	200	190,585
PPF Telecom Group BV
3.25%, 09/29/27 (Call 06/29/27)(a)	EUR	100	84,951
3.50%, 05/20/24 (Call 02/20/24)(a)	EUR	200	193,173
Q-Park Holding I BV, 2.00%, 03/01/27 (Call 03/01/23)(a)	EUR	100	78,040
Sigma Holdco BV, 5.75%, 05/15/26(a)	EUR	100	59,708
SNS Bank NV, 6.25%, 10/26/20(d)	EUR	50	—
Trivium Packaging Finance BV, 3.75%, 08/15/26(a)	EUR	100	88,519
United Group BV
3.63%, 02/15/28 (Call 02/15/23)(a)	EUR	100	70,883
4.88%, 07/01/24 (Call 11/30/22)(a)	EUR	100	94,128
5.25%, 02/01/30 (Call 02/01/25)(a)	EUR	100	69,939
UPC Holding BV, 3.88%, 06/15/29(a)	EUR	100	79,325
VZ Vendor Financing II BV, 2.88%, 01/15/29 (Call 12/18/23)(a)	EUR	200	144,341
WP/AP Telecom Holdings III BV, 5.50%, 01/15/30 (Call 01/15/25)(a)	EUR	100	76,372
WP/AP Telecom Holdings IV BV, 3.75%, 01/15/29 (Call 01/15/25)(a)	EUR	100	82,898
Ziggo Bond Co. BV, 3.38%, 02/28/30 (Call 02/15/25)(a)	EUR	150	108,840

			1,421,702

Portugal — 2.1%
Banco Comercial Portugues SA
1.75%, 04/07/28 (Call 04/07/27)(a)(f)	EUR	100	71,231
4.00%, 05/17/32 (Call 11/17/26)(a)(f)	EUR	100	63,296
8.50%, 10/25/25	EUR	100	100,113
Caixa Geral de Depositos SA, 1.25%, 11/25/24(a)	EUR	100	92,494
EDP - Energias de Portugal SA
1.70%, 07/20/80 (Call 04/20/25)(a)(f)	EUR	100	86,311
1.88%, 08/02/81 (Call 05/02/26)(a)(f)	EUR	100	81,434
4.50%, 04/30/79 (Call 01/30/24)(a)(f)	EUR	100	96,150
Energias De Portugal SA, 1.88%, 03/14/82 (Call 06/14/29)(a)(f)	EUR	100	67,194

			658,223

Spain — 8.8%
Banco de Credito Social Cooperativo SA
1.75%, 03/09/28 (Call 03/09/27)(a)(f)	EUR	100	73,702
8.00%, 09/22/26 (Call 09/22/25)(a)(f)	EUR	100	97,979
Banco de Sabadell SA
0.88%, 06/16/28 (Call 06/16/27)(a)(f)	EUR	100	77,870
1.13%, 03/27/25(a)	EUR	100	89,460
1.75%, 05/10/24(a)	EUR	100	94,144
2.63%, 03/24/26 (Call 03/24/25)(a)(f)	EUR	100	91,686
5.38%, 09/08/26 (Call 09/08/25)(a)(f)	EUR	100	97,161
5.38%, 12/12/28 (Call 12/12/23)(a)(f)	EUR	100	96,848
Cellnex Finance Co. SA
0.75%, 11/15/26 (Call 08/15/26)(a)	EUR	200	165,857
1.00%, 09/15/27 (Call 06/15/27)(a)	EUR	100	79,899
1.50%, 06/08/28 (Call 03/08/28)(a)	EUR	100	79,559
2.00%, 09/15/32 (Call 06/15/32)(a)	EUR	200	138,926
2.00%, 02/15/33 (Call 11/15/32)(a)	EUR	100	68,228
2.25%, 04/12/26 (Call 01/12/26)(a)	EUR	100	89,817
Cellnex Telecom SA
1.00%, 04/20/27 (Call 01/20/27)(a)	EUR	100	82,089
1.88%, 06/26/29 (Call 03/26/29)	EUR	100	77,440
2.38%, 01/16/24 (Call 10/16/23)(a)	EUR	100	97,313
Cirsa Finance International Sarl
4.50%, 03/15/27 (Call 09/15/23)(a)	EUR	100	81,709

Security	Par (000)		Value

Spain (continued)
6.25%, 12/20/23 (Call 11/10/22)(a)	EUR	85	$83,618
ContourGlobal Power Holdings SA, 4.13%, 08/01/25(a)	EUR	200	188,145
Grifols Escrow Issuer SA, 3.88%, 10/15/28 (Call 10/15/24)(a)	EUR	150	112,415
Grifols SA
1.63%, 02/15/25(a)	EUR	150	134,811
3.20%, 05/01/25 (Call 11/30/22)(a)	EUR	100	87,643
Ibercaja Banco SA, 2.75%, 07/23/30 (Call 07/23/25)(a)(f)	EUR	100	80,307
Kaixo Bondco Telecom SA, 5.13%, 09/30/29 (Call 09/30/24)(a)	EUR	100	79,273
Lorca Telecom Bondco SA, 4.00%, 09/18/27 (Call 09/30/23)(a)	EUR	200	173,227
Repsol International Finance BV, 4.50%, 03/25/75 (Call 03/25/25)(a)(f)	EUR	100	94,165
Unicaja Banco SA, 2.88%, 11/13/29 (Call 11/13/24)(a)(f)	EUR	100	84,988

			2,798,279

Sweden — 3.1%
Fastighets AB Balder, 2.87%, 06/02/81 (Call 03/02/26)(a)(f)	EUR	100	56,855
Intrum AB
3.00%, 09/15/27(a)	EUR	100	74,834
3.13%, 07/15/24(a)	EUR	100	93,124
3.50%, 07/15/26(a)	EUR	175	140,474
Verisure Holding AB
3.25%, 02/15/27 (Call 02/15/23)(a)	EUR	150	125,507
9.25%, 10/15/27 (Call 10/15/24)(a)	EUR	100	101,606
Verisure Midholding AB, 5.25%, 02/15/29 (Call 02/15/24)(a)	EUR	150	113,441
Volvo Car AB
2.00%, 01/24/25 (Call 10/24/24)(a)	EUR	100	93,186
2.13%, 04/02/24 (Call 01/02/24)(a)	EUR	100	95,700
2.50%, 10/07/27 (Call 07/07/27)(a)	EUR	100	85,090

			979,817

Switzerland — 0.6%
Dufry One BV
2.50%, 10/15/24 (Call 11/30/22)(a)	EUR	100	94,275
3.38%, 04/15/28 (Call 04/15/24)(a)	EUR	100	81,133

			175,408

United Kingdom — 11.9%
BCP V Modular Services Finance II PLC
4.75%, 11/30/28 (Call 11/30/24)(a)	EUR	100	81,292
6.13%, 11/30/28 (Call 11/30/24)(a)	GBP	100	91,424
Bellis Acquisition Co. PLC
3.25%, 02/16/26 (Call 02/24/23)(a)	GBP	100	93,135
4.50%, 02/16/26 (Call 02/24/23)(a)	GBP	100	96,339
Bellis Finco PLC, 4.00%, 02/16/27 (Call 02/24/23)(a)	GBP	100	79,491
British Telecommunications PLC, 1.87%, 08/18/80 (Call 05/18/25)(a)(f)	EUR	100	83,408
eG Global Finance PLC, 4.38%, 02/07/25(a)	EUR	100	84,423
Heathrow Finance PLC, 3.88%, 03/01/27(a)(g)	GBP	100	92,005
Iceland Bondco PLC, 4.63%, 03/15/25 (Call 11/10/22)(a)	GBP	100	90,030
INEOS Quattro Finance 2 PLC, 2.50%, 01/15/26 (Call 01/15/23)(a)	EUR	100	82,276
INEOS Styrolution Group GmbH, 2.25%, 01/16/27 (Call 01/15/23)(a)	EUR	100	77,897
International Consolidated Airlines Group SA
2.75%, 03/25/25 (Call 12/25/24)(a)	EUR	100	87,084
3.75%, 03/25/29 (Call 12/25/28)(a)	EUR	100	72,722
Jaguar Land Rover Automotive PLC
2.20%, 01/15/24(a)	EUR	100	92,361
4.50%, 01/15/26 (Call 10/15/25)(a)	EUR	150	125,652
4.50%, 07/15/28 (Call 07/15/24)(a)	EUR	100	70,554
Jerrold Finco PLC, 5.25%, 01/15/27 (Call 01/15/23)(a)	GBP	100	89,554
Market Bidco Finco PLC, 5.50%, 11/04/27 (Call 11/04/24)(a)	GBP	100	86,450
Marks & Spencer PLC, 6.00%, 06/12/25(a)	GBP	100	106,548

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United Kingdom (continued)
Motion Finco Sarl, 7.00%, 05/15/25 (Call 11/30/22)(a)	EUR	100	$96,693
NGG Finance PLC
1.63%, 12/05/79 (Call 09/05/24)(a)(f)	EUR	100	89,517
2.13%, 09/05/82 (Call 06/05/27)(a)	EUR	100	78,989
5.63%, 06/18/73 (Call 06/18/25)(a)(f)	GBP	100	104,107
Pinewood Finance Co. Ltd., 3.63%, 11/15/27 (Call 11/15/23)(a) .	GBP	175	165,064
Pinnacle Bidco PLC, 5.50%, 02/15/25 (Call 11/30/22)(a)	EUR	100	89,059
Rolls-Royce PLC
0.88%, 05/09/24 (Call 02/09/24)(a)	EUR	100	92,447
4.63%, 02/16/26 (Call 11/16/25)(a)	EUR	100	94,042
5.75%, 10/15/27 (Call 07/15/27)(a)	GBP	100	98,310
Sherwood Financing PLC, 4.50%, 11/15/26 (Call 11/15/23)(a)	EUR	100	69,566
Stonegate Pub Co. Financing 2019 PLC, 8.25%, 07/31/25 (Call 11/30/22)(a)	GBP	200	206,695
Thames Water Utilities Finance PLC, 2.88%, 05/03/27(a)	GBP	100	96,343
Virgin Media Secured Finance PLC
4.13%, 08/15/30 (Call 08/15/25)(a)	GBP	100	88,865
4.25%, 01/15/30 (Call 10/15/24)(a)	GBP	100	90,846
5.00%, 04/15/27(a)	GBP	100	104,655
Vmed O2 UK Financing I PLC
3.25%, 01/31/31 (Call 01/31/26)(a)	EUR	100	80,347
4.00%, 01/31/29 (Call 01/31/24)(a)	GBP	100	93,028
4.50%, 07/15/31 (Call 07/15/26)(a)	GBP	100	88,210
Vodafone Group PLC
2.63%, 08/27/80 (Call 05/27/26)(a)(f)	EUR	200	172,273
3.00%, 08/27/80 (Call 05/27/30)(a)(f)	EUR	150	114,355

			3,796,056

United States — 14.0%
Adient Global Holdings Ltd., 3.50%, 08/15/24 (Call 05/15/24)(a)	EUR	111	103,350
Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl, 3.63%, 06/01/28 (Call 06/01/24)(a)	EUR	100	78,464
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 2.00%, 09/01/28 (Call 05/15/24)(a)	EUR	100	75,775
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
2.13%, 08/15/26(a)	EUR	100	80,518
4.75%, 07/15/27(a)	GBP	100	74,235
Ashland Services BV, 2.00%, 01/30/28 (Call 11/01/27)(a)	EUR	100	80,667
Avantor Funding Inc., 2.63%, 11/01/25(a)	EUR	100	91,759
Avis Budget Finance PLC, 4.13%, 11/15/24(a)	EUR	100	94,713
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25(a)	EUR	100	91,900
Ball Corp.
0.88%, 03/15/24 (Call 12/15/23)	EUR	100	94,474
4.38%, 12/15/23	EUR	100	98,997
Belden Inc., 3.88%, 03/15/28(a)	EUR	150	131,123
Boxer Parent Co. Inc., 6.50%, 10/02/25 (Call 11/30/22)(a)	EUR	100	92,558
Brookfield Property Finance ULC
3.93%, 08/24/25 (Call 07/24/25)	CAD	100	67,763
4.00%, 09/30/26 (Call 08/30/26)	CAD	75	49,200
Carnival PLC, 1.00%, 10/28/29 (Call 07/28/29)	EUR	100	41,104
Catalent Pharma Solutions Inc., 2.38%, 03/01/28 (Call 03/01/23)(a)	EUR	150	123,895
Clarios Global LP/Clarios US Finance Co., 4.38%, 05/15/26(a)	EUR	100	91,763
Constellium SE, 3.13%, 07/15/29 (Call 07/15/24)(a)	EUR	100	72,908
Coty Inc., 3.88%, 04/15/26 (Call 04/15/23)(a)	EUR	100	89,784
Crown European Holdings SA
2.63%, 09/30/24(a)	EUR	100	95,092
2.88%, 02/01/26 (Call 08/01/25)(a)	EUR	100	90,617
Darling Global Finance BV, 3.63%, 05/15/26(a)	EUR	100	94,005
Encore Capital Group Inc., 5.38%, 02/15/26(a)	GBP	100	99,629

Security	Par (000)			Value

United States (continued)
Energizer Gamma Acquisition BV, 3.50%, 06/30/29 (Call 06/30/24)(a)	EUR	100		$71,724
Ford Credit Canada Co, 2.96%, 09/16/26 (Call 08/16/26)	CAD	100		62,152
Ford Credit Canada Co.
3.50%, 11/30/23	CAD	50		35,444
4.46%, 11/13/24	CAD	50		35,002
Ford Motor Credit Co. LLC
1.36%, 02/07/25	EUR	100		90,258
1.74%, 07/19/24	EUR	100		93,413
2.39%, 02/17/26	EUR	125		111,580
2.75%, 06/14/24	GBP	100		105,957
3.02%, 03/06/24	EUR	100		96,377
3.25%, 09/15/25	EUR	100		92,525
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24 (Call 03/15/24)(a)	EUR	100		92,229
International Game Technology PLC, 3.50%, 06/15/26(a)	EUR	150		139,491
IQVIA Inc.
1.75%, 03/15/26 (Call 03/15/23)(a)	EUR	100		89,977
2.25%, 01/15/28(a)	EUR	150		127,711
2.25%, 03/15/29 (Call 03/15/24)(a)	EUR	100		79,753
Iron Mountain UK PLC, 3.88%, 11/15/25(a)	GBP	100		102,361
Levi Strauss & Co., 3.38%, 03/15/27	EUR	100		89,691
MPT Operating Partnership LP/MPT Finance Corp.
2.50%, 03/24/26 (Call 02/24/26)	GBP	100		88,063
3.33%, 03/24/25 (Call 12/24/24)	EUR	100		86,672
3.38%, 04/24/30 (Call 01/24/30)	GBP	100		71,417
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29 (Call 04/15/24)(a)	EUR	100		80,608
OI European Group BV, 3.13%, 11/15/24 (Call 08/15/24)(a)	EUR	100		94,526
Olympus Water U.S. Holding Corp., 3.88%, 10/01/28 (Call 10/01/24)(a)	EUR	100		73,889
Organon & Co./Organon Foreign Debt Co.-Issuer BV, 2.88%, 04/30/28 (Call 04/30/24)(a)	EUR	100		83,067
Silgan Holdings Inc., 3.25%, 03/15/25 (Call 11/30/22)	EUR	100		94,732
Standard Industries Inc./NJ, 2.25%, 11/21/26 (Call 08/21/26)(a)	EUR	100		81,048
WMG Acquisition Corp., 2.25%, 08/15/31 (Call 08/15/26)(a)	EUR	100		72,793

				4,446,753

Total Corporate Bonds & Notes — 96.9% (Cost: $41,306,108)				30,796,769

Common Stocks

Jersey — 0.0%
Sentry Holdings Ltd.Class A		0	(h)	—

Total Common Stocks — 0.0% (Cost: $159,437)				—

Total Long-Term Investments — 96.9% (Cost: $41,465,545)				30,796,769

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2022	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(i)(j)	10	$10,000

Total Short-Term Securities — 0.0% (Cost: $10,000)		10,000

Total Investments — 96.9% (Cost: $41,475,545)		30,806,769

Other Assets Less Liabilities — 3.1%		988,986

Net Assets — 100.0%		$31,795,755

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)	Non-income producing security.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Rounds to less than 1,000.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$20,000	$—	$(10,000	)(a)	$—	$—	$10,000	10	$31	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$30,796,769	$—	$30,796,769
Common Stocks	—	—	—	—
Money Market Funds	10,000	—	—	10,000

	$10,000	$30,796,769	$—	$30,806,769

See notes to financial statements.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2022	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Argentina — 1.1%
MSU Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25 (Call 11/30/22)(a)	$350	$220,784
Pampa Energia SA, 7.50%, 01/24/27 (Call 11/30/22)(a)	450	372,459
Transportadora de Gas del Sur SA, 6.75%, 05/02/25 (Call 11/30/22)(a)	300	257,685
YPF SA 2.50%, 06/30/29(a)(b)	480	298,800
6.95%, 07/21/27(a)	600	355,500
7.00%, 12/15/47 (Call 06/15/47)(a)	350	180,250
8.50%, 07/28/25(a)	775	558,000
8.75%, 04/04/24(a)	455	392,239
YPF Sociedad Anonima
1.50%, 09/30/33(a)(b)	375	203,625
4.00%, 02/12/26(a)(b)	480	412,800

		3,252,142

Azerbaijan — 0.2%
International Bank of Azerbaijan OJSC, 3.50%, 09/01/24(a)	700	658,000

Bahrain — 0.3%
AUB Sukuk Ltd., 2.62%, 09/09/26(a)	400	351,950
BBK BSC, 5.50%, 07/09/24(a)	200	192,975
GFH Sukuk Ltd., 7.50%, 01/28/25(a)	400	381,000

		925,925

Brazil — 5.3%
Adecoagro SA, 6.00%, 09/21/27(a)	150	135,094
Aegea Finance Sarl, 6.75%, 05/20/29 (Call 05/20/25)(a)	200	182,700
Amaggi Luxembourg International Sarl, 5.25%, 01/28/28(a)	200	175,475
Azul Investments LLP, 7.25%, 06/15/26(a)	200	125,725
B3 SA - Brasil Bolsa Balcao, 4.13%, 09/20/31(a)	200	158,538
Banco Bradesco SA/Cayman Islands, 4.38%, 03/18/27(a)(c)	200	185,880
Banco BTG Pactual SA/Cayman Islands 2.75%, 01/11/26 (Call 12/11/25)(a)	200	174,725
4.50%, 01/10/25 (Call 12/10/24)(a)(c)	200	190,210
Banco do Brasil SA/Cayman 3.25%, 09/30/26(a)	200	177,663
4.63%, 01/15/25(a)	200	193,595
4.75%, 03/20/24(a)	200	196,287
4.88%, 01/11/29(a)	200	179,100
6.25%, (Call 04/15/24)(a)(d)(e)	200	174,725
9.00%, (Call 06/18/24)(a)(d)(e)	200	199,662
9.25%, 10/29/49(a)	200	200,100
Banco Votorantim SA, 4.38%, 07/29/25(a)	200	188,500
Braskem Netherlands Finance BV 4.50%, 01/10/28 (Call 10/10/27)(a)	200	172,600
4.50%, 01/31/30(a)	400	322,000
5.88%, 01/31/50(a)	200	144,735
8.50%, 01/23/81 (Call 10/24/25)(a)(e)	200	190,000
BRF SA, 5.75%, 09/21/50 (Call 03/21/50)(a)	200	133,500
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24 (Call 12/05/23)(a)	200	204,975
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(a)	200	170,660
Cosan Luxembourg SA, 7.00%, 01/20/27 (Call 11/30/22)(a)	200	196,037
Cosan SA, 5.50%, 09/20/29 (Call 09/20/24)(a)	200	176,850
CSN Inova Ventures, 6.75%, 01/28/28 (Call 01/28/24)(a)	200	170,050
CSN Resources SA
4.63%, 06/10/31 (Call 06/10/26)(a)	200	133,065
5.88%, 04/08/32 (Call 04/08/27)(a)	200	144,060
Embraer Netherlands Finance BV 5.05%, 06/15/25	200	187,950

Security	Par (000)	Value

Brazil (continued)
5.40%, 02/01/27(c)	$250	$228,016
Fibria Overseas Finance Ltd., 5.50%, 01/17/27	200	191,000
FS Luxembourg Sarl, 10.00%, 12/15/25(a)	200	203,081
Gol Finance SA, 8.00%, 06/30/26 (Call 12/24/22)(a)	200	116,000
GTL Trade Finance Inc., 7.25%, 04/16/44 (Call 10/16/43)(a)	200	205,537
Guara Norte Sarl, 5.20%, 06/15/34(a)	187	146,039
InterCement Financial Operations BV, 5.75%, 07/17/24 (Call 11/30/22)(a)	200	137,913
Itau Unibanco Holding SA/Cayman Island 3.25%, 01/24/25(a)(c)	200	190,287
4.50%, 11/21/29 (Call 11/21/24)(a)(e)	200	184,413
6.13%, (Call 12/12/22)(a)(c)(d)(e)	200	186,925
6.50%, (Call 03/19/23)(a)(c)(d)(e)	200	184,850
JBS USA LUX SA/JBS USA Food Co/JBS USA Finance Inc., 2.50%, 01/15/27	200	170,110
JSM Global Sarl, 4.75%, 10/20/30(a)	200	138,163
Klabin Austria GmbH, 7.00%, 04/03/49 (Call 10/03/48)(a)	200	176,150
Light Servicos de Eletricidade SA/Light Energia SA, 4.38%, 06/18/26 (Call 06/18/24)(a)	200	161,200
MARB BondCo PLC, 3.95%, 01/29/31 (Call 01/29/26)(a)	200	147,000
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(a)	400	303,640
MercadoLibre Inc., 3.13%, 01/14/31 (Call 10/14/30)	200	143,500
Minerva Luxembourg SA, 4.38%, 03/18/31(a)	200	151,500
Movida Europe SA, 5.25%, 02/08/31 (Call 02/08/26)(a)	200	146,176
Natura Cosmeticos SA, 4.13%, 05/03/28 (Call 03/03/28)(a)	200	155,100
NBM U.S. Holdings Inc., 6.63%, 08/06/29 (Call 08/06/24)(a)	200	184,975
Nexa Resources SA 5.38%, 05/04/27 (Call 02/04/27)(a)	600	541,680
6.50%, 01/18/28 (Call 10/18/27)(a)	200	183,600
Odebrecht Drilling Norbe VIII/IX Ltd., 7.35%, (7.35% PIK), 12/01/26 (Call 11/30/22)(a)(f)	172	94,737
Odebrecht Offshore Drilling Finance Ltd., 7.72%, (7.72% PIK), 12/01/26 (Call 11/30/22)(a)(c)(f)	303	64,573
Oi SA, 10.00%, (12.00% PIK), 07/27/25(f)	300	77,119
Petrobras Global Finance BV 5.09%, 01/15/30(c)	150	133,406
5.30%, 01/27/25	50	49,244
5.50%, 06/10/51 (Call 12/10/50)	100	70,763
5.60%, 01/03/31 (Call 10/03/30)(c)	250	226,300
5.75%, 02/01/29	150	139,616
6.00%, 01/27/28	225	215,775
6.25%, 03/17/24	50	50,009
6.75%, 01/27/41	150	130,148
6.75%, 06/03/50 (Call 12/03/49)(c)	75	60,169
6.85%, 06/05/2115	350	272,562
6.88%, 01/20/40(c)	148	130,869
6.90%, 03/19/49	150	123,150
7.25%, 03/17/44(c)	150	134,250
7.38%, 01/17/27(c)	150	152,250
Petrorio Luxembourg Trading Sarl, 6.13%, 06/09/26 (Call 06/09/24)(a)	200	180,975
Raizen Fuels Finance SA, 5.30%, 01/20/27(a)	200	189,850
Rede D’or Finance Sarl, 4.95%, 01/17/28 (Call 10/17/27)(a)	200	177,288
Rumo Luxembourg Sarl, 5.25%, 01/10/28 (Call 01/10/24)(a)	200	178,100
Simpar Europe SA, 5.20%, 01/26/31(a)	200	143,500
Suzano Austria GmbH 2.50%, 09/15/28 (Call 07/15/28)	100	78,900
3.13%, 01/15/32 (Call 10/15/31)	300	221,250
3.75%, 01/15/31 (Call 10/15/30)(c)	250	198,906
5.00%, 01/15/30 (Call 10/15/29)(c)	200	176,225
6.00%, 01/15/29 (Call 10/15/28)	200	189,825

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Brazil (continued)
7.00%, 03/16/47 (Call 09/16/46)(a)(c)	$200	$182,375
Usiminas International Sarl, 5.88%, 07/18/26 (Call 07/18/23)(a)	200	185,475
Vale Overseas Ltd. 3.75%, 07/08/30 (Call 04/08/30)(c)	200	164,500
6.25%, 08/10/26	150	152,250
6.88%, 11/21/36	350	337,479
6.88%, 11/10/39	250	237,381
XP Inc., 3.25%, 07/01/26 (Call 06/01/26)(a)	200	173,850

		15,054,385

Burkina Faso — 0.1%
Endeavour Mining PLC, 5.00%, 10/14/26 (Call 10/14/23)(a)	400	310,700

Cayman Islands — 0.0%
Odebrecht Holdco Finance Ltd., 0.00%, 09/10/58 (Call 11/30/22)(a)(g)	400	1,000

Chile — 4.0%
AES Andes SA., 7.13%, 03/26/79 (Call 04/07/24)(a)(e)	400	326,200
Agrosuper SA, 4.60%, 01/20/32 (Call 10/20/31)(a)	250	202,391
Alfa Desarrollo SpA, 4.55%, 09/27/51 (Call 03/27/51)(a)	598	382,600
Antofagasta PLC 2.38%, 10/14/30 (Call 07/14/30)(a)	200	146,500
5.63%, 05/13/32 (Call 02/13/32)(a)	400	368,000
Banco de Chile, 2.99%, 12/09/31 (Call 09/09/31)(a)	400	305,450
Banco de Credito e Inversiones SA
2.88%, 10/14/31 (Call 07/14/31)(a)	200	151,788
3.50%, 10/12/27(a)(c)	400	357,500
Banco Santander Chile 2.70%, 01/10/25 (Call 12/10/24)(a)(c)	300	279,431
3.18%, 10/26/31 (Call 07/28/31)(a)(c)	400	312,200
Celulosa Arauco y Constitucion SA 4.20%, 01/29/30 (Call 10/29/29)(a)(c)	400	335,825
4.25%, 04/30/29 (Call 01/30/29)(a)	200	170,975
4.50%, 08/01/24 (Call 05/01/24)	200	194,662
5.15%, 01/29/50 (Call 07/29/49)(a)	400	292,250
5.50%, 04/30/49 (Call 10/30/48)(a)(c)	200	149,600
Cencosud SA 4.38%, 07/17/27 (Call 04/17/27)(a)(c)	600	537,600
5.15%, 02/12/25 (Call 11/12/24)(a)	200	194,475
Cia. Cervecerias Unidas SA, 3.35%, 01/19/32 (Call 10/19/31)(a)	400	317,325
Colbun SA 3.15%, 03/06/30 (Call 12/06/29)(a)	200	161,000
3.15%, 01/19/32 (Call 10/19/31)(a)	400	303,000
3.95%, 10/11/27 (Call 07/11/27)(a)	400	356,700
Empresa Nacional de Telecomunicaciones SA 3.05%, 09/14/32 (Call 06/14/32)(a)	600	437,250
4.75%, 08/01/26 (Call 05/03/26)(a)	200	186,225
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)(c)	300	276,337
Enel Chile SA, 4.88%, 06/12/28 (Call 03/12/28)	600	541,830
Engie Energia Chile SA, 3.40%, 01/28/30 (Call 10/28/29)(a)	400	292,000
Falabella SA, 3.38%, 01/15/32 (Call 10/15/31)(a)	400	284,000
GNL Quintero SA, 4.63%, 07/31/29(a)	494	455,863
Guacolda Energia SA, 4.56%, 04/30/25 (Call 01/30/25)(a)	200	61,788
Interchile SA, 4.50%, 06/30/56 (Call 12/30/55)(a)	700	502,819
Inversiones CMPC SA 3.00%, 04/06/31 (Call 01/06/31)(a)	200	150,225
3.85%, 01/13/30 (Call 10/13/29)(a)	200	166,537
4.38%, 04/04/27(a)(c)	400	366,300
4.75%, 09/15/24 (Call 06/15/24)(a)	400	389,825

Security	Par (000)	Value

Chile (continued)
Kenbourne Invest SA, 6.88%, 11/26/24 (Call 11/30/22)(a)	$400	$356,000
Latam Airlines Group SA, 13.38%, 10/15/29	400	391,000
Sociedad Quimica y Minera de Chile SA, 3.50%, 09/10/51 (Call 03/10/51)(a)	400	254,450
Telefonica Moviles Chile SA, 3.54%, 11/18/31 (Call 08/18/31)(a)(c)	250	187,391
VTR Finance NV, 6.38%, 07/15/28 (Call 07/15/23)(a)	400	201,575

		11,346,887

China — 7.4%
Agile Group Holdings Ltd., 6.88%, (Call 03/07/23)(a)(d)(e)	200	31,000
Agricultural Bank of China Ltd./Hong Kong, 0.70%, 06/17/24(a)	200	187,096
Agricultural Bank of China Ltd./New York, 0.85%, 01/19/24(a)	200	190,618
Alibaba Group Holding Ltd. 2.13%, 02/09/31 (Call 11/09/30)(c)	200	143,046
2.70%, 02/09/41 (Call 08/09/40)	200	104,326
3.25%, 02/09/61 (Call 08/09/60)	200	92,650
3.40%, 12/06/27 (Call 09/06/27)(c)	300	257,038
3.60%, 11/28/24 (Call 08/28/24)	200	189,972
4.00%, 12/06/37 (Call 06/06/37)	200	138,078
4.20%, 12/06/47 (Call 06/06/47)	200	121,038
4.50%, 11/28/34 (Call 05/28/34)	200	154,188
Amipeace Ltd. 1.75%, 11/09/26(a)	200	177,838
2.50%, 12/05/24(a)	200	190,138
Baidu Inc. 2.38%, 08/23/31 (Call 05/23/31)(c)	200	142,584
3.08%, 04/07/25 (Call 03/07/25)	200	186,384
4.13%, 06/30/25	200	190,030
Bank of China Ltd. 3.83%, 04/28/25	200	199,738
5.00%, 11/13/24(a)(c)	400	394,776
Bank of China Ltd./Hong Kong, 3.88%, 06/30/25(a)	200	194,412
Bank of China Ltd./Luxembourg, 1.40%, 04/28/26(a)	200	178,484
Bank of Communications Co. Ltd., 3.80%, (Call 11/18/25)(a)(d)(e)	400	369,000
Beijing Gas Singapore Capital Corp., 1.88%, 01/18/25(a)	200	184,974
Bluestar Finance Holdings Ltd., 3.88%, (Call 06/24/23)(a)(d)(e) .	200	194,000
BOCOM International Blossom Ltd., 1.75%, 06/28/26(a)	200	176,164
CCBL Cayman 1 Corp. Ltd., 1.80%, 07/22/26(a)	200	175,287
CCCI Treasure Ltd., 3.43%, (Call 11/21/24)(a)(d)(e)	200	185,875
CDBL Funding 2, 2.00%, 03/04/26(a)	200	178,282
Central Plaza Development Ltd., 4.65%, 01/19/26 (Call 10/19/25)(a)	200	116,038
Chalco Hong Kong Investment Co. Ltd., 2.10%, 07/28/26 (Call 06/28/26)(a)	200	177,054
China Cinda 2020 I Management Ltd., 2.50%, 03/18/25 (Call 02/18/25)(a)	200	179,975
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25(a)	400	369,950
China Cinda Finance 2017 I Ltd. 4.75%, 02/08/28(a)	200	168,912
4.75%, 02/21/29(a)	200	162,600
China Construction Bank Corp. 2.85%, 01/21/32 (Call 01/21/27)(a)(e)	200	181,428
3.38%, 12/21/24(a)(e)	200	198,548
4.25%, 02/27/29 (Call 02/27/24)(a)(e)	200	196,394
China Construction Bank Corp./Hong Kong, 1.25%, 08/04/25(a)	200	181,242
China Construction Bank Corp./London, 3.13%, 05/17/25(a)	200	191,596
China Everbright Bank Co. Ltd./Luxembourg, 0.83%, 09/14/24(a)	200	185,232

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

China (continued)
China Great Wall International Holdings III Ltd., 3.88%, 08/31/27(a)	$200	$149,663
China Mengniu Dairy Co. Ltd., 1.88%, 06/17/25 (Call 05/17/25)(a)	200	181,220
China Overseas Finance Cayman VI Ltd.
5.95%, 05/08/24(a)	200	198,725
6.45%, 06/11/34(a)	200	187,225
China Railway Xunjie Co. Ltd., 4.00%, 07/06/27(a)	200	191,202
China Resources Land Ltd., 3.75%, (Call 12/09/24)(a)(d)(e)	200	173,287
China SCE Group Holdings Ltd., 7.38%, 04/09/24 (Call 11/30/22)(a)	200	26,788
China State Construction Finance Cayman I Ltd., 3.40%, (Call 06/08/26)(a)(d)(e)	200	179,000
CICC Hong Kong Finance 2016 MTN Ltd., 1.63%, 01/26/24(a)	200	190,814
CIFI Holdings Group Co. Ltd., 6.00%, 07/16/25 (Call 01/16/23)(a)(h)(i)	200	13,500
CITIC Ltd.
2.85%, 02/25/30(a)	200	163,638
3.88%, 02/28/27(a)	200	187,332
CMB International Leasing Management Ltd., 1.88%, 08/12/25(a)	200	178,287
CMHI Finance BVI Co. Ltd., 3.50%, (Call 10/09/23)(a)(d)(e)	200	195,162
CMS International Gemstone Ltd., 1.30%, 09/16/24(a)	200	183,968
CNOOC Finance 2013 Ltd., 3.30%, 09/30/49 (Call 03/30/49)	200	122,022
CNOOC Finance 2014 ULC, 4.25%, 04/30/24	400	393,950
CNOOC Finance 2015 USA LLC, 4.38%, 05/02/28(c)	200	192,037
CNOOC Petroleum North America ULC
5.88%, 03/10/35	100	94,947
6.40%, 05/15/37	275	272,638
7.50%, 07/30/39	150	165,351
Contemporary Ruiding Development Ltd., 1.88%, 09/17/25 (Call 08/17/25)(a)	200	177,384
COSL Singapore Capital Ltd., 4.50%, 07/30/25(a)	200	194,786
Country Garden Holdings Co. Ltd.
3.13%, 10/22/25 (Call 09/22/25)(a)	200	18,000
3.30%, 01/12/31 (Call 10/12/30)(a)	200	14,000
4.20%, 02/06/26 (Call 02/06/24)(a)	200	17,000
5.40%, 05/27/25 (Call 05/27/23)(a)	200	18,000
7.25%, 04/08/26 (Call 04/08/23)(a)	200	17,000
CSCIF Asia Ltd., 1.13%, 06/10/24(a)	200	186,787
Easy Tactic Ltd.
7.50%, (7.50% PIK), 07/11/25 (Call 11/30/22)(f)	150	25,434
7.50%, (7.50% PIK), 07/11/27 (Call 11/30/22)(f)	200	20,000
7.50%, (7.50% PIK), 07/11/28 (Call 11/30/22)(f)	150	12,000
ENN Clean Energy International Investment Ltd., 3.38%, 05/12/26 (Call 05/12/24)(a)(c)	200	155,913
ENN Energy Holdings Ltd., 2.63%, 09/17/30 (Call 06/17/30)(a)	200	153,350
Fortune Star BVI Ltd., 5.95%, 10/19/25 (Call 10/19/23)(a)	200	74,840
Franshion Brilliant Ltd., 6.00%, (Call 02/08/26)(a)(d)(e)	200	149,788
GLP China Holdings Ltd., 2.95%, 03/29/26(a)	200	112,538
Huarong Finance 2017 Co. Ltd.
4.25%, 11/07/27(a)	200	134,975
4.75%, 04/27/27(a)	200	142,913
Huarong Finance 2019 Co. Ltd. 3.38%, 02/24/30 (Call 11/28/29)(a)	200	121,038
3.75%, 05/29/24(a)	400	350,200
4.50%, 05/29/29(a)	200	132,975
ICBCIL Finance Co. Ltd.
1.63%, 11/02/24(a)	400	369,388
2.70%, 01/27/27(a)	200	178,254

Security	Par (000)	Value

China (continued)
3.75%, 03/05/24(a)	$200	$195,162
Industrial & Commercial Bank of China Ltd., 3.20%, (Call 09/24/26)(a)(d)(e)	800	714,080
Industrial & Commercial Bank of China Ltd./Hong Kong
1.63%, 10/28/26(a)	200	177,788
2.95%, 06/01/25(a)	200	190,600
Industrial & Commercial Bank of China Ltd./Singapore
1.00%, 10/28/24(a)	200	185,462
1.20%, 09/09/25(a)	200	180,362
5.19%, 04/25/24, (3 mo. LIBOR US + 0.830%)(a)(e)	200	200,440
Industrial Bank Co. Ltd./Hong Kong, 0.88%, 06/10/24(a)	200	187,194
JD.com Inc., 3.88%, 04/29/26	200	184,912
Legend Fortune Ltd., 1.38%, 06/02/24(a)	200	187,714
Lenovo Group Ltd.
3.42%, 11/02/30 (Call 08/02/30)(a)	200	138,288
5.83%, 01/27/28	200	178,238
Longfor Group Holdings Ltd., 3.95%, 09/16/29(a)	200	38,038
MCC Holding Hong Kong Corp. Ltd., 2.95%, (Call 04/20/24)(a)(d)(e)	200	189,600
Meituan
2.13%, 10/28/25 (Call 09/28/25)(a)	200	163,880
3.05%, 10/28/30 (Call 07/28/30)(a)	200	117,000
Pioneer Reward Ltd., 1.30%, 04/09/24(a)	200	189,125
Poly Real Estate Finance Ltd., 3.88%, 03/25/24(a)	200	191,537
Prosus NV, 4.85%, 07/06/27 (Call 04/06/27)(a)	400	348,325
SF Holding Investment 2021 Ltd., 3.13%, 11/17/31(a)	200	152,550
Shanghai Port Group BVI Development 2 Co. Ltd., 2.38%, 07/13/30 (Call 04/13/30)(a)	200	162,284
Shanghai Pudong Development Bank Co. Ltd./Hong Kong, 0.88%, 07/13/24(a)	200	186,952
Shui On Development Holding Ltd., 6.15%, 08/24/24 (Call 11/30/22)(a)	200	112,000
Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 02/04/27(a)	200	20,475
State Elite Global Ltd., 5.09%, 10/24/24, (3 mo. LIBOR US + 0.770%)(a)(e)	200	199,466
Tencent Holdings Ltd.
1.81%, 01/26/26 (Call 12/26/25)(a)	200	175,350
2.39%, 06/03/30 (Call 03/03/30)(a)	200	145,475
2.88%, 04/22/31 (Call 01/22/31)(a)	200	148,516
3.24%, 06/03/50 (Call 12/03/49)(a)	400	207,825
3.28%, 04/11/24 (Call 03/11/24)(a)	200	193,438
3.58%, 04/11/26 (Call 02/11/26)(a)(c)	200	184,475
3.60%, 01/19/28 (Call 10/19/27)(a)(c)	300	255,258
3.84%, 04/22/51 (Call 10/22/50)(a)	200	116,600
3.94%, 04/22/61 (Call 10/22/60)(a)	200	113,130
3.98%, 04/11/29 (Call 01/11/29)(a)	200	168,287
4.53%, 04/11/49 (Call 10/11/48)(a)(c)	200	133,350
Times China Holdings Ltd., 5.55%, 06/04/24 (Call 06/04/23)(a)	200	15,000
Vanke Real Estate Hong Kong Co. Ltd.
4.20%, 06/07/24(a)	200	119,663
5.35%, 03/11/24(a)	200	149,788
Vigorous Champion International Ltd., 2.75%, 06/02/25(a)	200	179,870
Weibo Corp., 3.38%, 07/08/30 (Call 04/08/30)	200	137,538
Westwood Group Holdings Ltd., 2.80%, 01/20/26(a)	200	125,900
Xiaomi Best Time International Ltd., 3.38%, 04/29/30(a)	200	139,225

		21,153,464

Colombia — 4.0%
AI Candelaria Spain SLU, 5.75%, 06/15/33 (Call 06/15/28)(a)	400	258,000
Avianca Midco 2 Ltd., 9.00%, 12/01/28 (Call 12/01/24)(a)	950	708,344

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colombia (continued)
Banco Davivienda SA, 6.65%, (Call 04/22/31)(a)(d)(e)	$200	$134,788
Banco de Bogota SA, 6.25%, 05/12/26(a)	600	546,600
Bancolombia SA
3.00%, 01/29/25 (Call 12/29/24)	600	533,362
4.63%, 12/18/29 (Call 12/18/24)(c)(e)	400	323,075
7.14%, 10/18/27(c)(e)	400	343,700
Canacol Energy Ltd., 5.75%, 11/24/28 (Call 11/24/24)(a)	400	299,450
Colombia Telecomunicaciones SA ESP, 4.95%, 07/17/30 (Call 04/17/30)(a)	400	278,575
Ecopetrol SA
4.13%, 01/16/25(c)	783	720,262
4.63%, 11/02/31 (Call 08/02/31)	750	516,562
5.38%, 06/26/26 (Call 03/26/26)	835	757,449
5.88%, 05/28/45	1,200	730,584
5.88%, 11/02/51 (Call 05/02/51)	400	235,400
6.88%, 04/29/30 (Call 01/29/30)(c)	1,400	1,143,100
7.38%, 09/18/43(c)	475	345,355
EnfraGen Energia Sur SA, 5.38%, 12/30/30(a)	400	204,000
Geopark Ltd., 5.50%, 01/17/27 (Call 01/17/24)(a)	200	161,350
Grupo Aval Ltd., 4.38%, 02/04/30 (Call 11/04/29)(a)	600	414,113
Grupo de Inversiones Suramericana SA, 5.50%, 04/29/26(a)	400	364,200
Millicom International Cellular SA
4.50%, 04/27/31 (Call 04/27/26)(a)	600	448,800
6.25%, 03/25/29 (Call 03/25/24)(a)(c)	360	313,875
Oleoducto Central SA, 4.00%, 07/14/27 (Call 05/14/27)(a)	200	162,725
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29 (Call 07/16/29)(a)	200	148,850
Sierracol Energy Andina Co., 6.00%, 06/15/28 (Call 06/15/24)(a)	400	262,300
SURA Asset Management SA, 4.88%, 04/17/24(a)(c)	300	289,650
Termocandelaria Power Ltd., 7.88%, 01/30/29 (Call 01/30/23)(a)	340	288,639
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28 (Call 08/01/28)(a)(c)	400	351,200

		11,284,308

Ghana — 0.6%
Kosmos Energy Ltd., 7.13%, 04/04/26 (Call 11/30/22)(a)	400	333,000
Tullow Oil PLC
7.00%, 03/01/25 (Call 11/30/22)(a)	600	394,500
10.25%, 05/15/26 (Call 05/15/23)(a)	1,178	1,004,245

		1,731,745

Guatemala — 0.5%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25%, 04/27/29 (Call 04/27/26)(a)	800	704,900
CT Trust, 5.13%, 02/03/32 (Call 02/03/27)(a)	600	477,675
Investment Energy Resources Ltd., 6.25%, 04/26/29 (Call 04/26/25)(a)	400	336,200

		1,518,775

Hong Kong — 4.9%
AIA Group Ltd.
2.70%, (Call 04/07/26)(a)(d)(e)	200	158,000
3.20%, 03/11/25 (Call 12/11/24)(a)	200	189,787
3.20%, 09/16/40 (Call 03/16/40)(a)	600	389,737
3.38%, 04/07/30 (Call 01/07/30)(a)	200	169,100
3.60%, 04/09/29 (Call 01/09/29)(a)	200	175,975
3.90%, 04/06/28 (Call 01/06/28)(a)(c)	200	180,537
4.50%, 03/16/46 (Call 09/16/45)(a)	200	158,475
5.63%, 10/25/27	200	196,972
Bank of China Hong Kong Ltd., 5.90%, (Call 09/14/23)(a)(d)(e)	600	594,000

Security	Par (000)	Value

Hong Kong (continued)
Bank of Communications Hong Kong Ltd.
2.30%, 07/08/31 (Call 07/08/26)(a)(e)	$250	$218,855
3.73%, (Call 03/03/25)(a)(d)(e)	250	232,187
Bank of East Asia Ltd. (The)
5.83%, (Call 10/21/25)(a)(d)(e)	250	182,500
5.88%, (Call 09/19/24)(a)(d)(e)	250	200,203
Bocom Leasing Management Hong Kong Co. Ltd., 4.32%, 12/10/24, (3 mo. LIBOR US + 1.075%)(a)(e)	200	198,287
CAS Capital No. 1 Ltd., 4.00%, (Call 07/12/26)(a)(d)(e)	200	126,475
Castle Peak Power Finance Co. Ltd., 3.25%, 07/25/27(a)	200	183,537
Cathay Pacific MTN Financing HK Ltd., 4.88%, 08/17/26(a)	200	171,663
Celestial Miles Ltd., 5.75%, (a)(d)(e)	200	168,000
China CITIC Bank International Ltd.
4.63%, 02/28/29 (Call 02/28/24)(a)(e)	250	244,578
7.10%, (Call 11/06/23)(a)(d)(e)	200	200,000
CLP Power HK Finance Ltd., 3.55%, (Call 02/06/25)(a)(d)(e)	200	185,725
CNCBINV 1 BVI Ltd., 1.75%, 11/17/24(a)	200	184,100
Elect Global Investments Ltd., 4.10%, (Call 06/03/25)(a)(d)(e)	200	147,538
FWD Group Ltd.
5.75%, 07/09/24(a)	200	182,160
6.38%, (Call 09/13/24)(a)(d)(e)	200	168,163
8.05%, (Call 12/15/22)(a)(d)(e)	200	185,100
Henderson Land MTN Ltd., 2.38%, 05/27/25(a)	200	182,725
HKT Capital No. 4 Ltd., 3.00%, 07/14/26(a)	400	364,450
HKT Capital No. 6 Ltd., 3.00%, 01/18/32 (Call 10/18/31)(a)	200	155,208
Hongkong Electric Finance Ltd.
1.88%, 08/27/30 (Call 02/27/30)(a)	200	151,663
2.88%, 05/03/26(a)	200	184,975
Hongkong Land Finance Cayman Islands Co. Ltd. (The)
2.25%, 07/15/31 (Call 04/15/31)(a)	200	151,300
2.88%, 05/27/30 (Call 02/27/30)(a)	200	165,038
HPHT Finance 19 Ltd., 2.88%, 11/05/24(a)	200	189,350
HPHT Finance 21 Ltd., 2.00%, 03/19/26 (Call 02/19/26)(a)	200	176,182
Hysan MTN Ltd., 2.82%, 09/04/29(a)	200	168,663
IFC Development Corporate Treasury Ltd., 3.63%, 04/17/29(a)	200	178,912
Inventive Global Investments Ltd., 1.65%, 09/03/25(a)	200	179,634
JMH Co. Ltd., 2.50%, 04/09/31 (Call 01/09/31)(a)	200	155,296
Joy Treasure Assets Holdings Inc., 3.50%, 09/24/29 (Call 06/24/29)(a)	200	141,494
Lai Sun MTN Ltd., 5.00%, 07/28/26(a)	200	121,663
Li & Fung Ltd.
4.38%, 10/04/24 (Call 09/04/24)(a)	200	186,000
5.25%, (a)(d)	200	82,000
Link Finance Cayman 2009 Ltd. (The)
2.75%, 01/19/32(a)	200	158,330
3.60%, 09/03/24(a)	200	194,287
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 11/30/22)(a)(c)	400	278,950
5.25%, 04/26/26 (Call 11/30/22)(a)	400	256,000
5.38%, 12/04/29 (Call 12/04/24)(a)	800	436,000
5.63%, 07/17/27 (Call 11/30/22)(a)(c)	600	354,174
5.75%, 07/21/28 (Call 07/21/23)(a)	400	230,000
MTR Corp. Ltd., 1.63%, 08/19/30(a)	400	308,825
Nan Fung Treasury III Ltd., 5.00%, (Call 09/10/23)(a)(d)	200	114,000
Nan Fung Treasury Ltd., 5.00%, 09/05/28(a)	200	177,913
Nanyang Commercial Bank Ltd., 3.80%, 11/20/29 (Call 11/20/24)(a)(e)	250	232,625
New World China Land Ltd., 4.75%, 01/23/27(a)	200	181,225
NWD Finance BVI Ltd. 4.13%, (Call 03/10/28)(a)(d)(e)	200	121,000

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets

Security	Par (000)	Value

Hong Kong (continued)
4.80%, (Call 09/09/23)(a)(d)	$200	$90,000
6.15%, (Call 03/16/25)(a)(d)(e)	200	143,100
6.25%, (Call 03/07/24)(a)(d)	400	217,075
NWD MTN Ltd.
4.13%, 07/18/29(a)	200	150,038
4.50%, 05/19/30(a)	200	149,850
PCPD Capital Ltd., 5.13%, 06/18/26 (Call 06/18/24)(a)	200	157,975
Phoenix Lead Ltd., 4.85%, (Call 02/23/23)(a)(d)	200	139,538
Prudential PLC
2.95%, 11/03/33 (Call 08/03/28)(a)(e)	200	150,500
3.13%, 04/14/30	400	327,644
Seaspan Corp., 5.50%, 08/01/29 (Call 08/01/24)(a)	200	154,314
Sun Hung Kai Properties Capital Market Ltd.
2.88%, 01/21/30(a)	200	165,850
3.75%, 02/25/29(a)	200	179,882
Swire Pacific MTN Financing HK Ltd., 2.88%, 01/30/30 (Call 10/30/29)(a)	200	167,600
Swire Properties MTN Financing Ltd., 3.63%, 01/13/26(a)	200	190,475
Wharf REIC Finance BVI Ltd., 3.50%, 01/17/28(a)	200	180,912
Wheelock MTN BVI Ltd., 2.38%, 01/25/26(a)	200	180,537

		14,114,826

India — 4.6%
ABJA Investment Co. Pte Ltd.
5.45%, 01/24/28(a)	200	177,750
5.95%, 07/31/24(a)	400	391,000
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(a)	400	263,075
Adani Green Energy Ltd., 4.38%, 09/08/24(a)	200	149,000
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(a)	200	181,100
Adani Ports & Special Economic Zone Ltd.
3.10%, 02/02/31(a)	200	127,000
3.38%, 07/24/24(a)	200	184,725
4.20%, 08/04/27 (Call 02/04/27)(a)	400	320,380
4.38%, 07/03/29(a)	200	149,288
Adani Transmission Ltd., 4.00%, 08/03/26(a)	200	170,663
Axis Bank Ltd., 4.10%, (Call 09/08/26)(a)(d)(e)	200	160,000
Bharat Petroleum Corp. Ltd., 4.00%, 05/08/25(a)	200	190,038
Bharti Airtel International Netherlands BV, 5.35%, 05/20/24(a)	200	197,856
Bharti Airtel Ltd.
3.25%, 06/03/31(a)	200	155,832
4.38%, 06/10/25(a)	200	190,287
BPRL International Singapore Pte Ltd., 4.38%, 01/18/27(a)	200	182,788
CA Magnum Holdings, 5.38%, 10/31/26 (Call 10/31/23)(a)	200	167,500
Continuum Energy Levanter Pte Ltd., 4.50%, 02/09/27 (Call 02/09/24)(a)	194	152,865
Delhi International Airport Ltd., 6.13%, 10/31/26(a)	400	358,450
Greenko Dutch BV, 3.85%, 03/29/26 (Call 03/29/23)(a)	191	148,980
Greenko Power II Ltd., 4.30%, 12/13/28 (Call 12/14/24)(a)	195	149,069
Greenko Solar Mauritius Ltd.
5.55%, 01/29/25(a)	200	174,000
5.95%, 07/29/26 (Call 11/30/22)(a)	200	160,500
Greenko Wind Projects Mauritius Ltd., 5.50%, 04/06/25 (Call 04/06/24)(a)	200	169,500
HCL America Inc., 1.38%, 03/10/26 (Call 02/10/26)(a)	200	173,350
HDFC Bank Ltd., 3.70%, (Call 08/25/26)(a)(c)(d)(e)	400	319,000
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27(a)	200	179,975
ICICI Bank Ltd./Dubai, 4.00%, 03/18/26(a)	450	422,100
Indian Oil Corp. Ltd., 4.75%, 01/16/24(a)	200	197,287
Indian Railway Finance Corp. Ltd.
2.80%, 02/10/31(a)	200	148,940
3.25%, 02/13/30(a)(c)	200	159,163

Security	Par (000)	Value

India (continued)
3.57%, 01/21/32(a)	$200	$155,725
3.73%, 03/29/24(a)	200	194,037
JSW Hydro Energy Ltd., 4.13%, 05/18/31 (Call 05/18/26)(a)	184	141,600
JSW Steel Ltd.
3.95%, 04/05/27 (Call 10/05/26)(a)	200	146,000
5.05%, 04/05/32 (Call 10/05/31)(a)	200	128,538
Network i2i Ltd.
3.98%, (a)	200	157,000
5.65%, (Call 01/15/25)(a)(d)(e)	400	355,575
NTPC Ltd., 4.25%, 02/26/26(a)	200	189,350
Oil India Ltd.
5.13%, 02/04/29(a)	200	182,913
5.38%, 04/17/24(a)	200	197,787
ONGC Videsh Ltd., 4.63%, 07/15/24(a)	200	194,662
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 07/27/26(a)	200	183,350
Periama Holdings LLC/DE, 5.95%, 04/19/26(a)	200	161,913
Power Finance Corp. Ltd.
3.95%, 04/23/30(a)	200	162,538
4.50%, 06/18/29(a)	400	343,575
REC Ltd.
2.25%, 09/01/26(a)	200	170,100
3.38%, 07/25/24(a)	200	190,537
Reliance Industries Ltd.
2.88%, 01/12/32(a)	350	263,077
3.63%, 01/12/52(a)	400	234,700
3.67%, 11/30/27(a)	250	223,562
3.75%, 01/12/62(a)	400	228,200
4.13%, 01/28/25(a)	250	240,203
6.25%, 10/19/40(a)	250	236,531
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 07/14/28 (Call 10/14/23)(a)	200	148,000
Shriram Transport Finance Co. Ltd., 4.40%, 03/13/24(a)	200	185,122
State Bank of India/London
1.80%, 07/13/26(a)	400	346,408
4.38%, 01/24/24(a)	200	196,287
4.88%, 04/17/24(a)	200	197,350
Summit Digitel Infrastructure Pvt. Ltd., 2.88%, 08/12/31 (Call 08/12/30)(a)	200	137,704
Vedanta Resources Finance II PLC
8.95%, 03/11/25 (Call 09/11/24)(a)	400	248,000
9.25%, 04/23/26 (Call 04/23/23)(a)(c)	200	115,800
13.88%, 01/21/24 (Call 12/21/22)(a)	400	333,700
Vedanta Resources Ltd., 6.13%, 08/09/24 (Call 11/30/22)(a)	200	116,000
Wipro IT Services LLC, 1.50%, 06/23/26 (Call 05/23/26)(a)	200	171,875

		13,149,180

Indonesia — 3.2%
Adaro Indonesia PT, 4.25%, 10/31/24 (Call 11/30/22)(a)	500	467,281
Bank Mandiri Persero Tbk PT
3.75%, 04/11/24(a)	200	193,413
4.75%, 05/13/25(a)	600	576,112
Bank Negara Indonesia Persero Tbk PT
3.75%, 03/30/26(a)	400	326,044
4.30%, (Call 03/24/27)(a)(d)(e)	400	282,044
Bank Rakyat Indonesia Persero Tbk PT, 3.95%, 03/28/24(a)	300	290,283
Cikarang Listrindo Tbk PT, 4.95%, 09/14/26 (Call 11/30/22)(a)	400	347,700
Freeport Indonesia PT
4.76%, 04/14/27 (Call 03/14/27)(a)	500	448,125
5.32%, 04/14/32 (Call 01/01/32)(a)	1,000	833,750
6.20%, 04/14/52 (Call 10/14/51)(a)	500	372,555

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indonesia (continued)
Indika Energy Capital IV Pte Ltd., 8.25%, 10/22/25 (Call 11/30/22)(a)	$500	$470,000
Indofood CBP Sukses Makmur Tbk PT
3.40%, 06/09/31 (Call 12/09/30)(a)	800	582,088
3.54%, 04/27/32 (Call 10/27/31)(a)	400	290,044
4.75%, 06/09/51 (Call 12/09/50)(a)	400	244,044
LLPL Capital Pte Ltd., 6.88%, 02/04/39(a)	341	262,786
Medco Bell Pte Ltd., 6.38%, 01/30/27 (Call 01/30/24)(a)	400	320,000
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26 (Call 05/14/23)(a)	400	356,000
Medco Platinum Road Pte Ltd., 6.75%, 01/30/25 (Call 11/30/22)(a)	200	190,663
Minejesa Capital BV
4.63%, 08/10/30(a)	800	606,800
5.63%, 08/10/37(a)	600	387,112
Perusahaan Gas Negara Tbk PT, 5.13%, 05/16/24(a)	1,000	972,500
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38 (Call 10/14/29)(a)	600	444,487

		9,263,831

Israel — 3.7%
Bank Hapoalim BM, 3.26%, 01/21/32 (Call 01/21/27)(e)(j)	400	327,000
Bank Leumi Le-Israel BM
3.28%, 01/29/31 (Call 01/29/26)(e)(j)	400	341,250
5.13%, 07/27/27 (Call 06/27/27)(j)	200	194,620
Energean Israel Finance Ltd.
4.50%, 03/30/24 (Call 12/30/23)(j)	350	333,340
4.88%, 03/30/26 (Call 12/30/25)(j)	350	315,000
5.38%, 03/30/28 (Call 09/30/27)(j)	350	307,125
5.88%, 03/30/31 (Call 09/30/30)(j)	350	295,750
ICL Group Ltd., 6.38%, 05/31/38 (Call 11/30/37)(j)	400	373,936
Israel Electric Corp. Ltd.
3.75%, 02/22/32(j)	200	166,338
4.25%, 08/14/28(j)	600	544,350
Series 6, 5.00%, 11/12/24(j)	700	682,675
Leviathan Bond Ltd.
6.13%, 06/30/25 (Call 03/30/25)(j)	350	332,938
6.50%, 06/30/27 (Call 12/30/26)(j)	300	281,625
6.75%, 06/30/30 (Call 12/30/29)(j)	325	288,498
Mizrahi Tefahot Bank Ltd., 3.08%, 04/07/31 (Call 04/07/26)(e)(j)	400	333,000
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36(c)	480	394,800
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	2,100	1,753,500
4.10%, 10/01/46	1,050	625,931
4.75%, 05/09/27 (Call 02/09/27)	400	351,500
5.13%, 05/09/29 (Call 02/09/29)(c)	550	472,010
6.00%, 04/15/24 (Call 01/15/24)	600	591,000
6.75%, 03/01/28 (Call 12/01/27)	700	655,944
7.13%, 01/31/25 (Call 10/31/24)	600	591,375

		10,553,505

Jamaica — 0.2%
Digicel International Finance Ltd./Digicel international Holdings Ltd., 8.75%, 05/25/24 (Call 11/15/22)(a)	800	677,859

Jordan — 0.1%
Hikma Finance USA LLC, 3.25%, 07/09/25(a)	400	367,700

Kampuchea, Democratic — 0.1%
NagaCorp Ltd., 7.95%, 07/06/24(a)	400	342,950

Security	Par (000)	Value

Kazakhstan — 0.4%
Tengizchevroil Finance Co. International Ltd.
2.63%, 08/15/25 (Call 05/15/25)(a)	$400	$309,500
3.25%, 08/15/30 (Call 02/15/30)(a)	600	383,700
4.00%, 08/15/26(a)	500	387,250

		1,080,450

Kuwait — 2.2%
Boubyan Sukuk Ltd.
2.59%, 02/18/25(a)	400	379,075
3.39%, 03/29/27(a)	400	373,825
Burgan Bank SAK
2.75%, 12/15/31 (Call 09/15/26)(a)(e)	400	296,450
5.75%, (Call 07/09/24)(a)(d)(e)	400	336,075
Equate Petrochemical BV
2.63%, 04/28/28 (Call 01/28/28)(a)	600	495,690
4.25%, 11/03/26(a)	800	743,200
Equate Sukuk Spc Ltd., 3.94%, 02/21/24(a)	200	196,100
Kuwait Projects Co. SPC Ltd.
4.23%, 10/29/26(a)	400	329,075
4.50%, 02/23/27(a)	200	156,037
MEGlobal Canada ULC
5.00%, 05/18/25(a)	600	578,550
5.88%, 05/18/30(a)	400	384,825
NBK SPC Ltd., 1.63%, 09/15/27 (Call 09/15/26), (SOFR + 1.050%)(a)(e)	800	678,000
NBK Tier 1 Financing 2 Ltd., 4.50%, (Call 08/27/25)(a)(d)(e)	600	525,000
NBK Tier 1 Financing Ltd., 3.63%, (Call 08/24/26)(a)(d)(e)	400	331,075
Warba Sukuk Ltd., 2.98%, 09/24/24(a)	400	385,700

		6,188,677

Luxembourg — 0.5%
Altice Financing SA
5.00%, 01/15/28 (Call 01/15/23)(a)	600	479,748
5.75%, 08/15/29(a)	1,200	942,000

		1,421,748

Macau — 2.8%
Champion Path Holdings Ltd.
4.50%, 01/27/26 (Call 01/27/24)(a)	400	260,000
4.85%, 01/27/28 (Call 01/27/25)(a)	300	182,306
Industrial & Commercial Bank of China Macau Ltd., 2.88%, 09/12/29 (Call 09/12/24)(a)(e)	200	189,288
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(a)	600	444,000
5.25%, 06/18/25 (Call 11/10/22)(a)	200	172,500
5.38%, 05/15/24 (Call 11/10/22)(a)	500	408,750
5.88%, 05/15/26 (Call 11/10/22)(a)	500	379,810
Sands China Ltd.
2.80%, 03/08/27 (Call 02/08/27)	400	289,960
3.35%, 03/08/29 (Call 01/08/29)	600	399,000
3.75%, 08/08/31 (Call 05/08/31)	500	324,650
4.30%, 01/08/26 (Call 12/08/25)	600	481,812
4.88%, 06/18/30 (Call 03/18/30)	400	280,000
5.63%, 08/08/25 (Call 06/08/25)(c)	1,200	1,053,000
5.90%, 08/08/28 (Call 05/08/28)(c)	1,000	784,890
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/24)(a)	700	290,150
6.00%, 07/15/25 (Call 11/30/22)(a)	200	95,225
6.50%, 01/15/28 (Call 07/15/23)(a)	400	166,825
Wynn Macau Ltd.
4.88%, 10/01/24 (Call 11/30/22)(a)	400	305,000
5.13%, 12/15/29 (Call 12/15/24)(a)	600	351,000
5.50%, 01/15/26 (Call 11/30/22)(a)	600	411,000

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Macau (continued)
5.50%, 10/01/27 (Call 11/30/22)(a)	$600	$360,168
5.63%, 08/26/28 (Call 08/26/23)(a)	800	472,000

		8,101,334

Malaysia — 1.8%
Axiata SPV2 Bhd
2.16%, 08/19/30 (Call 05/19/30)(a)	400	310,575
4.36%, 03/24/26(a)	200	192,663
Axiata SPV5 Labuan Ltd., 3.06%, 08/19/50 (Call 02/19/50)(a) .	800	454,840
CIMB Bank Bhd
2.13%, 07/20/27(a)	200	171,475
4.69%, 10/09/24, (3 mo. LIBOR US + 0.780%)(a)(e)	600	598,050
Genm Capital Labuan Ltd., 3.88%, 04/19/31 (Call 01/19/31)(a)	600	357,488
Gohl Capital Ltd., 4.25%, 01/24/27(a)	1,100	814,000
Malayan Banking Bhd, 3.72%, 08/16/24, (3 mo. LIBOR US + 0.800%)(a)(e)	600	598,800
Misc Capital Two Labuan Ltd., 3.75%, 04/06/27 (Call 03/06/27)(a)	400	356,200
RBH Bank, 1.66%, 06/29/26(a)	400	349,832
TNB Global Ventures Capital Bhd
3.24%, 10/19/26(a)	400	365,200
4.85%, 11/01/28(a)	500	472,437

		5,041,560

Mexico — 4.4%
Alfa SAB de CV
5.25%, 03/25/24 (Call 12/25/23)(a)	200	197,975
6.88%, 03/25/44 (Call 09/25/43)(a)	200	175,500
Alpek SAB de CV, 4.25%, 09/18/29 (Call 06/18/29)(a)	200	169,850
Alsea SAB de CV, 7.75%, 12/14/26 (Call 12/14/23)(a)	200	188,100
America Movil SAB de CV
2.88%, 05/07/30 (Call 02/07/30)	200	163,850
3.63%, 04/22/29 (Call 01/22/29)	200	176,100
4.38%, 07/16/42	200	155,244
4.38%, 04/22/49 (Call 10/22/48)(c)	400	311,700
4.70%, 07/21/32 (Call 04/21/32)	200	183,500
5.38%, 04/04/32 (Call 01/04/32)(a)	200	168,912
6.13%, 03/30/40	500	476,885
6.38%, 03/01/35	250	250,906
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.13%, 06/06/24(a)	300	288,712
4.38%, 04/11/27 (Call 01/11/27)(a)	150	135,825
Banco Mercantil del Norte SA/Grand Cayman
5.88%, (Call 01/24/27)(a)(d)(e)	200	153,500
6.63%, (Call 01/24/32)(a)(d)(e)	200	148,500
6.75%, (a)(c)(d)(e)	200	181,250
8.38%, (Call 10/14/30)(a)(d)(e)	200	167,787
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.38%, 04/17/25(a)	500	481,125
5.95%, 10/01/28(a)	200	192,150
BBVA Bancomer SA/Texas
4.38%, 04/10/24(a)(c)	200	195,225
5.13%, 01/18/33(a)(e)	200	161,810
5.88%, 09/13/34 (Call 09/13/29)(a)(e)	200	166,445
6.75%, 09/30/22(a)	200	177,975
Becle SAB de CV, 2.50%, 10/14/31 (Call 07/14/31)(a)	200	149,975
Braskem Idesa SAPI 6.99%, 02/20/32 (Call 02/20/27)(a)	400	265,052
7.45%, 11/15/29 (Call 11/15/24)(a)(c)	200	151,750

Security	Par (000)	Value

Mexico (continued)
Cemex SAB de CV
3.88%, 07/11/31 (Call 07/11/26)(a)	$400	$306,000
5.20%, 09/17/30 (Call 09/17/25)(a)	200	169,975
5.45%, 11/19/29 (Call 11/19/24)(a)	200	174,110
7.38%, 06/05/27 (Call 06/05/23)(a)	200	196,500
Cemex SAB De CV, 5.13%, (Call 06/08/26)(a)(d)(e)	200	164,110
Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV, 4.96%, 07/18/29 (Call 04/18/29)(a)	200	165,037
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332, 4.38%, 07/22/31 (Call 04/22/31)(a)	200	124,000
Coca-Cola Femsa SAB de CV
1.85%, 09/01/32 (Call 06/01/32)(c)	150	106,950
2.75%, 01/22/30 (Call 10/22/29)	350	292,972
Cometa Energia SA de CV, 6.38%, 04/24/35 (Call 01/24/35)(a)(c)	172	147,704
FEL Energy VI Sarl, 5.75%, 12/01/40(a)	188	126,131
Fomento Economico Mexicano SAB de CV 3.50%, 01/16/50 (Call 07/16/49)	600	382,500
4.38%, 05/10/43	150	113,640
Fresnillo PLC, 4.25%, 10/02/50 (Call 04/02/50)(a)	200	135,538
Grupo Aeromexico SAB de CV, 8.50%, 03/17/27 (Call 03/17/24)(a)	200	165,000
Grupo Bimbo SAB de CV
3.88%, 06/27/24(a)	200	195,100
4.00%, 09/06/49(a)	200	140,350
4.70%, 11/10/47 (Call 05/10/47)(a)	200	159,288
4.88%, 06/27/44(a)	200	159,913
5.95%, (Call 04/17/23)(a)(d)(e)	200	195,162
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)(c)	200	159,225
5.25%, 05/24/49 (Call 11/24/48)(c)	200	165,225
6.13%, 01/31/46 (Call 07/31/45)	200	185,526
6.63%, 01/15/40	200	188,350
Industrias Penoles SAB de CV
4.15%, 09/12/29 (Call 06/12/29)(a)	200	173,537
4.75%, 08/06/50 (Call 02/06/50)(a)	200	142,038
Infraestructura Energetica Nova SAB de CV
4.75%, 01/15/51 (Call 07/15/50)(a)	200	134,000
4.88%, 01/14/48(a)	200	135,913
Mexico Remittances Funding Fiduciary Estate Management Sarl, 4.88%, 01/15/28(a)	200	163,788
Minera Mexico SA de CV, 4.50%, 01/26/50 (Call 07/26/49)(a)	200	132,975
Orbia Advance Corp. SAB de CV
1.88%, 05/11/26 (Call 04/11/26)(a)	200	167,287
2.88%, 05/11/31 (Call 02/11/31)(a)	200	146,750
4.00%, 10/04/27 (Call 07/04/27)(a)	200	173,875
5.50%, 01/15/48 (Call 07/15/47)(a)	200	143,875
Sigma Alimentos SA de CV, 4.13%, 05/02/26 (Call 02/02/26)(a)	400	363,852
Total Play Telecomunicaciones SA de CV, 6.38%, 09/20/28 (Call 09/30/25)(a)	200	137,913
Trust Fibra Uno
4.87%, 01/15/30 (Call 10/30/29)(a)	200	150,260
5.25%, 01/30/26 (Call 10/30/25)(a)(c)	200	179,250
6.39%, 01/15/50 (Call 07/15/49)(a)	200	131,725
6.95%, 01/30/44 (Call 07/30/43)(a)	200	143,475

		12,574,422

Moldova — 0.1%
Aragvi Finance International SR, 8.45%, 04/29/26 (Call 04/29/24)(a)	400	278,325

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Morocco — 0.6%
OCP SA
3.75%, 06/23/31 (Call 03/23/31)(a)	$300	$222,337
4.50%, 10/22/25(a)	400	380,120
5.13%, 06/23/51 (Call 12/23/50)(a)	600	358,425
5.63%, 04/25/24(a)	525	518,536
6.88%, 04/25/44(a)	400	312,950

		1,792,368

Nigeria — 0.6%
Access Bank PLC
6.13%, 09/21/26(a)	200	145,400
9.13%, (Call 10/07/26)(a)(d)(e)	400	274,500
IHS Holding Ltd.
5.63%, 11/29/26 (Call 11/29/23)(a)	200	148,350
6.25%, 11/29/28 (Call 11/29/24)(a)	600	429,113
IHS Netherlands Holdco BV, 8.00%, 09/18/27 (Call 11/30/22)(a)	600	461,250
SEPLAT Energy PLC, 7.75%, 04/01/26 (Call 04/01/23)(a)	400	309,200

		1,767,813

Oman — 0.3%
Bank Muscat SAOG, 4.75%, 03/17/26(a)	400	376,950
Oztel Holdings SPC Ltd., 6.63%, 04/24/28(a)	350	342,081

		719,031

Panama — 0.8%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30 (Call 02/28/30)(a)	1,000	786,125
Banco General SA, 4.13%, 08/07/27 (Call 05/07/27)(a)(c)	400	364,150
C&W Senior Financing DAC, 6.88%, 09/15/27(a)(c)	800	692,000
Cable Onda SA, 4.50%, 01/30/30 (Call 01/30/25)(a)	400	325,200

		2,167,475

Paraguay — 0.2%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(a)(g)	421	260,256
Telefonica Celular del Paraguay SA, 5.88%, 04/15/27(a)	400	361,325

		621,581

Peru — 2.4%
Banco de Credito del Peru, 2.70%, 01/11/25 (Call 12/11/24)(a)(c)	500	462,650
Banco de Credito del Peru S.A.
3.13%, 07/01/30 (Call 07/01/25)(a)(e)	550	482,240
3.25%, 09/30/31 (Call 09/30/26)(a)(e)	250	208,375
Cia. De Minas Buenaventur Co., 5.50%, 07/23/26 (Call 07/23/23)(a)	400	330,950
Consorcio Transmantaro SA
4.70%, 04/16/34(a)	400	347,100
5.20%, 04/11/38 (Call 01/11/38)(a)	400	343,000
Credicorp Ltd., 2.75%, 06/17/25 (Call 05/17/25)(a)	400	364,950
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, 06/01/28(a)	366	330,676
InRetail Consumer, 3.25%, 03/22/28 (Call 01/22/28)(a)	400	316,250
Kallpa Generacion SA, 4.13%, 08/16/27 (Call 05/16/27)(a)(c)	400	350,200
Lima Metro Line 2 Finance Ltd.
4.35%, 04/05/36(a)	371	303,302
5.88%, 07/05/34(a)	379	351,044
Minsur SA, 4.50%, 10/28/31(a)	400	319,852
Peru LNG Srl, 5.38%, 03/22/30(a)(c)	600	471,225
Southern Copper Corp.
3.88%, 04/23/25	150	143,156
5.25%, 11/08/42	300	257,625
5.88%, 04/23/45(c)	370	341,094
6.75%, 04/16/40	300	304,181
7.50%, 07/27/35(c)	200	211,875

Security	Par (000)	Value

Peru (continued)
Transportadora de Gas del Peru SA, 4.25%, 04/30/28(a)	$600	$550,800

		6,790,545

Philippines — 1.5%
BDO Unibank Inc., 2.13%, 01/13/26(a)	400	352,000
Globe Telecom Inc., 4.20%, (Call 08/02/26)(a)(d)(e)	400	335,950
JGSH Philippines Ltd., 4.13%, 07/09/30(a)	400	350,700
Manila Water Co. Inc., 4.38%, 07/30/30 (Call 07/30/25)(a)	400	338,075
Metropolitan Bank & Trust Co., 2.13%, 01/15/26(a)	400	352,000
Petron Corp.
4.60%, (Call 07/19/23)(a)(d)(e)	200	176,912
5.95%, (Call 04/19/26)(a)(d)(e)	400	318,700
Philippine National Bank, 3.28%, 09/27/24(a)	400	373,950
San Miguel Crop., 5.50%, (Call 07/29/25)(a)(d)(e)	400	292,000
SMC Global Power Holdings Corp.
5.45%, (Call 12/09/26)(a)(d)(e)	400	249,075
5.70%, (Call 01/21/26)(a)(d)(e)	400	255,075
5.95%, (Call 05/05/25)(a)(d)(e)	400	259,575
6.50%, (Call 04/25/24)(a)(d)(e)	700	473,944
7.00%, (Call 10/21/25)(a)(d)(e)	400	267,325

		4,395,281

Poland — 0.1%
Canpack SA/Canpack U.S. LLC, 3.88%, 11/15/29 (Call 11/15/24)(a)	500	396,875

Qatar — 4.1%
ABQ Finance Co., 2.00%, 07/06/26(a)	400	345,575
ABQ Finance Ltd.
1.88%, 09/08/25(a)	400	355,075
3.13%, 09/24/24(a)	400	379,575
CBQ Finance Ltd.
2.00%, 09/15/25(a)	400	357,825
2.00%, 05/12/26(a)	400	349,825
Commercial Bank PSQC (The), 4.50%, (Call 03/03/26)(a)(d)(e) .	400	355,450
Doha Finance Ltd., 2.38%, 03/31/26(a)	700	611,319
MAR Sukuk Ltd.
2.21%, 09/02/25(a)	400	364,500
3.03%, 11/13/24(a)	400	379,825
Nakilat Inc., 6.07%, 12/31/33(a)	598	589,380
Ooredoo International Finance Ltd.
2.63%, 04/08/31(a)	800	659,040
3.75%, 06/22/26(a)	400	376,075
3.88%, 01/31/28(a)	200	185,350
4.50%, 01/31/43(a)	200	176,663
5.00%, 10/19/25(a)	600	592,987
QIB Sukuk Ltd.
1.95%, 10/27/25(a)	500	450,150
3.98%, 03/26/24(a)	600	586,988
4.21%, 02/07/25, (3 mo. LIBOR US + 1.350%)(a)(e)	600	596,175
QIIB Senior Sukuk Ltd., 4.26%, 03/05/24(a)	400	393,825
QNB Finance Ltd.
1.38%, 01/26/26(a)	650	566,028
1.63%, 09/22/25(a)	400	356,200
2.63%, 05/12/25(a)	600	555,675
2.75%, 02/12/27(a)	700	623,131
3.50%, 03/28/24(a)	600	581,175
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.84%, 09/30/27(a)	489	489,282
6.33%, 09/30/27(a)	422	425,577

		11,702,670

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Saudi Arabia — 4.5%
Acwa Power Management And Investments One Ltd., 5.95%, 12/15/39(a)	$200	$163,647
Almarai Sukuk Ltd., 4.31%, 03/05/24(a)	200	195,287
Arab National Bank, 3.33%, 10/28/30 (Call 10/28/25)(a)(e)	200	186,300
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(a)	200	170,538
Arabian Centres Sukuk Ltd., 5.38%, 11/26/24(a)	300	275,550
Dar Al-Arkan Sukuk Co. Ltd., 6.75%, 02/15/25(a)	200	190,163
EIG Pearl Holdings Sarl
3.55%, 08/31/36(a)	400	307,000
4.39%, 11/30/46(a)	500	338,750
Riyad Sukuk Ltd., 3.17%, 02/25/30 (Call 02/25/25)(a)(e)	600	559,612
Riyad Tier 1 Sukuk Ltd., 4.00%, (Call 02/16/27)(a)(d)(e)	200	182,913
SA Global Sukuk Ltd.
0.95%, 06/17/24 (Call 05/17/24)(a)	200	186,600
1.60%, 06/17/26 (Call 05/17/26)(a)	700	613,550
2.69%, 06/17/31 (Call 03/17/31)(a)	1,200	972,756
SABIC Capital I BV
2.15%, 09/14/30 (Call 06/14/30)(a)	200	155,725
3.00%, 09/14/50 (Call 03/14/50)(a)	200	127,350
SABIC Capital II BV, 4.50%, 10/10/28(a)	400	378,750
Samba Funding Ltd., 2.75%, 10/02/24(a)	400	377,575
Saudi Arabian Oil Co.
1.63%, 11/24/25 (Call 10/24/25)(a)	400	357,400
2.25%, 11/24/30 (Call 08/24/30)(a)	800	630,400
3.25%, 11/24/50 (Call 05/24/50)(a)	900	559,856
3.50%, 04/16/29(a)	1,100	975,150
3.50%, 11/24/70 (Call 05/24/70)(a)	800	488,000
4.25%, 04/16/39(a)	1,000	820,010
4.38%, 04/16/49(a)	1,000	783,750
Saudi Electricity Global Sukuk Co. 2, 5.06%, 04/08/43(a)	400	351,200
Saudi Electricity Global Sukuk Co. 3
4.00%, 04/08/24(a)	600	587,250
5.50%, 04/08/44(a)	400	369,200
Saudi Electricity Global Sukuk Co. 4
4.22%, 01/27/24(a)	400	392,000
4.72%, 09/27/28(a)	400	389,325
Saudi Electricity Global Sukuk Co. 5, 1.74%, 09/17/25(a)	200	179,350
Saudi Telecom Co., 3.89%, 05/13/29(a)	400	362,144
SNB Sukuk Ltd., 2.34%, 01/19/27(a)	400	351,992

		12,979,093

Singapore — 4.1%
BOC Aviation Ltd.
1.75%, 01/21/26 (Call 12/21/25)(a)	300	261,456
2.63%, 09/17/30 (Call 06/17/30)(a)(c)	400	301,450
3.00%, 09/11/29 (Call 06/11/29)(a)	300	239,587
3.25%, 04/29/25 (Call 03/29/25)(a)	400	372,075
3.50%, 10/10/24 (Call 09/10/24)(a)	400	380,700
3.50%, 09/18/27 (Call 06/18/27)(a)	400	357,375
3.88%, 04/27/26 (Call 01/27/26)(a)(c)	300	279,150
4.00%, 01/25/24 (Call 12/25/23)(a)	200	194,975
BOC Aviation USA Corp., 1.63%, 04/29/24 (Call 03/29/24)(a)	600	561,648
DBS Group Holdings Ltd.
1.17%, 11/22/24(a)	400	368,950
1.19%, 03/15/27(a)	400	340,452
1.82%, 03/10/31 (Call 03/10/26)(a)(e)	200	172,570
3.30%, (Call 02/27/25)(a)(d)(e)	400	349,000
4.52%, 12/11/28 (Call 12/11/23)(a)(e)	400	394,428
GLP Pte Ltd.
3.88%, 06/04/25(a)	600	401,550
4.50%, (a)(d)(e)	400	160,000

Security	Par (000)	Value

Singapore (continued)
Oversea-Chinese Banking Corp. Ltd.
1.83%, 09/10/30 (Call 09/10/25)(a)(e)	$400	$351,268
4.25%, 06/19/24(a)(c)	600	587,737
4.60%, 06/15/32 (Call 06/15/27)(a)(e)	400	369,548
Singapore Airlines Ltd.
3.00%, 07/20/26 (Call 06/20/26)(a)	200	183,480
3.38%, 01/19/29 (Call 11/19/28)(a)	400	339,552
Singapore Telecommunications Ltd., 7.38%, 12/01/31(a)	300	345,806
SingTel Group Treasury Pte Ltd.
1.88%, 06/10/30 (Call 03/10/30)(a)	300	237,056
2.38%, 10/03/26(a)	200	181,288
2.38%, 08/28/29 (Call 05/28/29)(a)	400	335,950
3.25%, 06/30/25(a)	300	285,337
3.88%, 08/28/28 (Call 05/28/28)(a)	200	186,788
ST Engineering RHQ Ltd., 1.50%, 04/29/25 (Call 01/29/25)(a) .	400	365,200
Ste Transcore Holdings Inc., 3.38%, 05/05/27 (Call 02/05/27)(a)	400	371,152
United Overseas Bank Ltd, 3.06%, 04/07/25(a)	400	380,824
United Overseas Bank Ltd.
1.25%, 04/14/26(a)	400	351,980
1.75%, 03/16/31 (Call 03/16/26)(a)(e)	200	170,892
2.00%, 10/14/31 (Call 10/14/26)(a)(c)(e)	400	335,880
3.75%, 04/15/29 (Call 04/15/24)(a)(e)	200	193,413
3.86%, 10/07/32 (Call 10/07/27)(a)(e)	400	353,160
3.88%, (Call 10/19/23)(a)(d)(e)	400	380,825
Vena Energy Capital Pte Ltd., 3.13%, 02/26/25(a)	200	182,163

		11,624,665

South Africa — 2.1%
Absa Group Ltd., 6.38%, (a)(d)(e)	400	341,200
AngloGold Ashanti Holdings PLC
3.38%, 11/01/28 (Call 09/01/28)(c)	400	317,950
3.75%, 10/01/30 (Call 07/01/30)	500	382,438
Bidvest Group UK PLC (The), 3.63%, 09/23/26 (Call 09/23/23)(a)	400	337,075
FirstRand Bank Ltd., 6.25%, 04/23/28 (Call 04/23/23)(a)(e)	400	387,950
Gold Fields Orogen Holdings BVI Ltd.
5.13%, 05/15/24 (Call 04/15/24)(a)	400	390,950
6.13%, 05/15/29 (Call 02/15/29)(a)	200	186,663
Liquid Telecommunications Financing Plc, 5.50%, 09/04/26 (Call 03/04/23)(a)	400	270,000
MTN Mauritius Investments Ltd., 6.50%, 10/13/26(a)	400	379,825
Sasol Financing USA LLC
4.38%, 09/18/26 (Call 08/18/26)(c)	600	524,362
5.50%, 03/18/31 (Call 03/18/30)	500	373,531
5.88%, 03/27/24 (Call 02/27/24)	900	874,125
6.50%, 09/27/28 (Call 06/27/28)	600	529,237
Stillwater Mining Co.
4.00%, 11/16/26 (Call 11/16/23)(a)	400	327,450
4.50%, 11/16/29 (Call 11/16/25)(a)	400	292,800

		5,915,556

South Korea — 4.0%
Hana Bank
1.25%, 12/16/26(a)	400	336,324
3.25%, 03/30/27(a)	200	179,663
Hanwha Life Insurance Co. Ltd.
3.38%, 02/04/32 (Call 02/04/27)(a)(e)	400	329,450
4.70%, (Call 04/23/23)(a)(d)(e)	400	389,825
Heungkuk Life Insurance Co. Ltd., 4.48%, (Call 11/09/22)(a)(d)(e)	200	198,287
Hyundai Capital Services Inc., 1.25%, 02/08/26(a)	200	171,744

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Korea (continued)
Kookmin Bank
1.38%, 05/06/26(a)	$200	$173,784
1.75%, 05/04/25(a)(c)	400	363,760
2.50%, 11/04/30(a)	200	149,106
4.35%, (Call 07/02/24)(a)(d)(e)	200	181,288
Korea East-West Power Co. Ltd.
1.75%, 05/06/25(a)	200	182,163
3.60%, 05/06/25	200	190,912
Korea Electric Power Corp.
1.13%, 06/15/25(a)	200	178,725
2.50%, 06/24/24(a)	400	382,575
Korea Gas Corp.
3.50%, 07/21/25(a)	200	189,850
3.50%, 07/02/26(a)	200	187,162
3.88%, 02/12/24(a)	200	196,412
6.25%, 01/20/42(a)(c)	600	646,656
KT Corp., 4.00%, 08/08/25(a)	200	192,466
Kyobo Life Insurance Co. Ltd., 5.90%, 06/15/52 (Call 06/15/27)(a)(e)	200	173,000
LG Chem Ltd.
1.38%, 07/07/26(a)	400	342,228
2.38%, 07/07/31(a)	200	150,858
3.25%, 10/15/24(a)	200	191,126
3.63%, 04/15/29(a)	200	177,100
NAVER Corp., 1.50%, 03/29/26(a)	400	349,716
NongHyup Bank, 1.25%, 07/20/25(a)	200	177,746
POSCO
2.75%, 07/15/24(a)	200	190,412
4.38%, 08/04/25(a)	400	380,928
Shinhan Bank Co. Ltd.
1.38%, 10/21/26(a)(c)	400	340,788
3.88%, 03/24/26(a)	200	184,852
4.38%, 04/13/32(a)(c)	200	167,806
6.02%, 04/24/25, (3 mo. LIBOR US + 1.700%)(a)(e)	200	203,725
Shinhan Financial Group Co. Ltd.
1.35%, 01/10/26(a)	200	175,286
2.88%, (Call 05/12/26)(a)(d)(e)	200	147,500
3.34%, 02/05/30 (Call 02/05/25)(a)(c)(e)	200	183,725
5.88%, (Call 08/13/23)(a)(d)(e)	400	384,075
SK Battery America Inc., 2.13%, 01/26/26(a)	400	329,364
SK Hynix Inc.
1.00%, 01/19/24(a)	200	188,206
1.50%, 01/19/26(a)	600	514,425
2.38%, 01/19/31(a)	400	281,575
3.00%, 09/17/24(a)	200	188,850
Woori Bank
0.75%, 02/01/26(a)	400	342,228
2.00%, 01/20/27(a)	200	171,850
4.25%, (Call 10/04/24)(a)(d)(e)	200	172,288
4.75%, 04/30/24(a)	400	391,200

		11,321,009

Spain — 0.1%
Banco Bilbao Vizcaya Argentaria SA
5.86%, 09/14/26 (Call 09/14/25)(e)	200	192,814
6.14%, 09/14/28 (Call 09/14/27)(e)	200	189,405

		382,219

Supranational — 0.5%
Africa Finance Corp., 2.88%, 04/28/28(a)	400	303,000
African Export-Import Bank (The), 2.63%, 05/17/26 (Call 04/17/26)(a)	400	330,500

Security	Par (000)	Value

Supranational (continued)
Eastern & Southern African Trade & Development Bank (The)
4.13%, 06/30/28(a)	$400	$320,441
4.88%, 05/23/24(a)	400	372,197

		1,326,138

Switzerland — 0.1%
Oriflame Investment Holding PLC, 5.13%, 05/04/26 (Call 05/15/23)(a)	400	232,556

Taiwan — 3.6%
Competition Team Technologies Ltd., 3.75%, 03/12/24(a)	400	389,700
Formosa Group Cayman Ltd., 3.38%, 04/22/25(a)	800	753,900
Foxconn Far East Ltd.
1.63%, 10/28/25(a)	600	529,998
2.50%, 10/28/30(a)	400	307,200
TSMC Arizona Corp.
1.75%, 10/25/26 (Call 09/25/26)	1,000	864,130
2.50%, 10/25/31 (Call 07/25/31)	800	616,936
3.13%, 10/25/41 (Call 04/25/41)	600	414,756
3.25%, 10/25/51 (Call 04/25/51)(c)	800	518,852
3.88%, 04/22/27 (Call 03/22/27)	600	561,126
4.13%, 04/22/29 (Call 02/22/29)	200	184,658
4.25%, 04/22/32 (Call 01/22/32)	600	534,876
4.50%, 04/22/52 (Call 10/22/51)(c)	700	574,644
TSMC Global Ltd.
0.75%, 09/28/25 (Call 08/28/25)(a)	600	522,862
1.00%, 09/28/27 (Call 07/28/27)(a)	600	483,366
1.25%, 04/23/26 (Call 03/23/26)(a)	800	692,912
1.38%, 09/28/30 (Call 06/28/30)(a)	1,000	722,500
1.75%, 04/23/28(a)	600	490,230
2.25%, 04/23/31 (Call 01/23/31)(a)	900	686,727
4.63%, 07/22/32	400	370,160

		10,219,533

Tanzania — 0.2%
HTA Group Ltd./Mauritius, 7.00%, 12/18/25 (Call 11/30/22)(a)	600	526,800

Thailand — 2.5%
Bangkok Bank PCL/Hong Kong
3.47%, 09/23/36(a)	600	409,704
3.73%, 09/25/34 (Call 09/25/29)(a)(e)	800	594,150
4.05%, 03/19/24(a)	400	392,200
4.30%, 06/15/27 (Call 05/15/27)(a)	600	560,724
4.45%, 09/19/28(a)	400	372,842
5.00%, (a)	600	528,450
GC Treasury Center Co. Ltd.
2.98%, 03/18/31 (Call 12/18/30)(a)	400	295,450
4.30%, 03/18/51 (Call 09/18/50)(a)	400	243,950
4.40%, 03/30/32 (Call 09/30/31)(a)	800	640,400
Kasikornbank PCL/Hong Kong
3.34%, 10/02/31 (Call 10/02/26)(a)(e)	600	491,820
5.28%, (Call 10/14/25)(a)(d)(e)	400	349,950
Krung Thai Bank PCL/Cayman Islands, 4.40%, (Call 03/25/26)(a)(d)(e)	400	318,575
PTT Treasury Center Co. Ltd., 3.70%, 07/16/70 (Call 01/16/70)(a)(c)	400	230,700
PTTEP Treasury Center Co. Ltd.
2.59%, 06/10/27 (Call 04/10/27)(a)	400	341,936
3.90%, 12/06/59(a)(c)	400	237,232
Siam Commercial Bank PCL/Cayman Islands
3.90%, 02/11/24(a)	400	392,450
4.40%, 02/11/29(a)	200	187,475

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Thailand (continued)
Thaioil Treasury Center Co. Ltd.
3.50%, 10/17/49(a)	$400	$195,075
3.75%, 06/18/50(a)	400	194,252
5.38%, 11/20/48(a)(c)	400	267,192

		7,244,527

Togo — 0.1%
Ecobank Transnational Inc., 9.50%, 04/18/24(a)	400	375,825

Turkey — 3.5%
Akbank TAS
5.13%, 03/31/25(a)	400	356,075
6.80%, 02/06/26(a)	300	270,525
6.80%, 06/22/31 (Call 06/22/26)(a)(e)	400	327,950
Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.38%, 06/29/28 (Call 03/29/28)(a)	400	280,575
Aydem Yenilenebilir Enerji AS, 7.75%, 02/02/27 (Call 02/02/24)(a)	400	294,575
Coca-Cola Icecek AS, 4.50%, 01/20/29 (Call 10/20/28)(a)	400	319,075
KOC Holding AS, 6.50%, 03/11/25 (Call 12/11/24)(a)	500	468,375
Mersin Uluslararasi Liman Isletmeciligi AS, 5.38%, 11/15/24 (Call 11/30/22)(a)	400	366,825
QNB Finansbank AS, 6.88%, 09/07/24(a)	400	398,700
Turk Telekomunikasyon AS
4.88%, 06/19/24(a)	200	175,000
6.88%, 02/28/25(a)	400	347,575
Turkcell Iletisim Hizmetleri AS
5.75%, 10/15/25(a)	400	352,575
5.80%, 04/11/28 (Call 01/11/28)(a)	365	289,217
Turkiye Garanti Bankasi AS, 7.18%, 05/24/27(a)(e)	600	510,675
Turkiye Is Bankasi AS
6.13%, 04/25/24(a)	800	757,400
7.00%, 06/29/28 (Call 06/29/23)(a)(e)	400	358,825
7.75%, 01/22/30 (Call 01/22/25)(a)(e)	500	437,125
Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24 (Call 07/20/24)(a)	400	365,200
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 03/14/26 (Call 12/14/25)(a)	400	368,900
Turkiye Vakiflar Bankasi TAO
5.25%, 02/05/25(a)	400	361,412
6.50%, 01/08/26(a)	500	436,656
8.13%, 03/28/24(a)	400	389,825
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(a)	400	277,500
Yapi ve Kredi Bankasi AS
5.85%, 06/21/24(a)	400	379,200
7.88%, 01/22/31 (Call 01/22/26)(a)(e)	400	348,950
8.25%, 10/15/24(a)	400	387,450
13.88%, (Call 01/15/24)(a)(d)(e)	300	309,150

		9,935,310

Ukraine — 0.1%
DTEK Finance PLC, 7.00%, (5.00% PIK), 12/31/27 (Call 11/30/22)(a)(f)	6	1,298
Metinvest BV, 7.75%, 10/17/29(a)	400	159,450

		160,748

United Arab Emirates — 4.9%
Abu Dhabi Commercial Bank PJSC, 3.50%, 03/31/27(a)	400	366,000
Abu Dhabi National Energy Co. PJSC
2.00%, 04/29/28 (Call 01/29/28)(a)	400	335,575
3.40%, 04/29/51 (Call 10/29/50)(a)	200	147,163
3.88%, 05/06/24(a)	400	389,950
4.00%, 10/03/49(a)	200	160,725
4.38%, 04/23/25(a)	200	194,912

Security	Par (000)	Value

United Arab Emirates (continued)
4.38%, 06/22/26(a)	$200	$194,725
4.88%, 04/23/30(a)	400	388,200
6.50%, 10/27/36(a)	300	320,681
Abu Dhabi Ports Co. PJSC, 2.50%, 05/06/31 (Call 02/06/31)(a)	300	235,297
ADIB Capital Invest 2 Ltd., 7.13%, (Call 09/20/23)(a)(d)(e)	200	199,412
Aldar Sukuk No. 2 Ltd., 3.88%, 10/22/29(a)	400	351,575
BOS Funding Ltd., 4.00%, 09/18/24(a)	200	189,163
Commercial Bank of Dubai PSC, 6.00%, (Call 04/21/26)(a)(d)(e)	200	187,288
DIB Sukuk Ltd.
1.96%, 06/22/26(a)	400	350,750
2.95%, 02/20/25(a)	200	188,225
2.95%, 01/16/26(a)	600	552,862
DIB Tier 1 Sukuk 3 Ltd., 6.25%, (Call 01/22/25)(a)(d)(e)	200	198,008
DIB Tier 1 Sukuk 4 Ltd., 4.63%, (Call 05/19/26)(a)(d)(e)	400	373,950
EI Sukuk Co. Ltd., 1.83%, 09/23/25(a)	400	361,340
Emaar Sukuk Ltd.
3.64%, 09/15/26(a)	200	183,288
3.70%, 07/06/31(a)	200	170,100
3.88%, 09/17/29(a)	200	178,600
EMG Sukuk Ltd., 4.56%, 06/18/24(a)	200	194,287
Emirates NBD Bank PJSC
1.64%, 01/13/26(a)	400	352,075
4.25%, (Call 02/27/27)(a)(d)(e)	200	169,913
6.13%, (Call 03/20/25)(a)(d)(e)	400	377,950
6.13%, (Call 04/09/26)(a)(d)(e)	200	188,250
Emirates Telecommunications Group Co. PJSC, 3.50%, 06/18/24(a)	200	193,975
Esic Sukuk Ltd., 3.94%, 07/30/24(a)	200	188,225
Fab Sukuk Co. Ltd.
1.41%, 01/14/26(a)	200	175,725
2.50%, 01/21/25(a)	200	187,288
3.88%, 01/22/24(a)	400	391,325
First Abu Dhabi Bank PJSC
4.50%, (Call 04/05/26)(a)(d)(e)	400	364,450
4.81%, 07/08/24, (3 mo. LIBOR US + 0.900%)(a)(e)	200	198,287
Galaxy Pipeline Assets Bidco Ltd.
1.75%, 09/30/27(a)	325	294,509
2.16%, 03/31/34(a)	555	451,485
2.63%, 03/31/36(a)	600	454,237
2.94%, 09/30/40(a)	580	433,054
3.25%, 09/30/40(a)	400	281,950
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26 (Call 11/30/22)(a)	400	375,250
MAF Global Securities Ltd.
4.75%, 05/07/24(a)	200	195,537
7.88%, (Call 06/30/27)(a)(d)(e)	200	191,288
MAF Sukuk Ltd.
3.93%, 02/28/30(a)	200	174,913
4.64%, 05/14/29(a)	200	181,250
Mashreqbank PSC, 4.25%, 02/26/24(a)	200	195,750
National Central Cooling Co. PJSC, 2.50%, 10/21/27(a)	200	166,850
Petrofac Ltd., 9.75%, 11/15/26 (Call 11/15/23)(a)	200	151,710
Rakfunding Cayman Ltd., 4.13%, 04/09/24(a)	200	195,725
Ruwais Power Co. PJSC, 6.00%, 08/31/36(a)	200	205,000
Shelf Drilling Holdings Ltd., 8.25%, 02/15/25(a)	340	285,600
SIB Sukuk Co. III Ltd., 2.85%, 06/23/25(a)	200	188,350
Sweihan PV Power Co. PJSC, 3.63%, 01/31/49(a)	198	150,074
Tabreed Sukuk Spc Ltd., 5.50%, 10/31/25(a)	200	199,162

		13,971,233

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United Kingdom — 0.8%
CK Hutchison International 16 Ltd., 2.75%, 10/03/26(a)	$200	$181,748
CK Hutchison International 17 II Ltd., 3.25%, 09/29/27(a)	200	181,163
CK Hutchison International 17 Ltd., 3.50%, 04/05/27(a)	200	184,900
CK Hutchison International 19 II Ltd., 2.75%, 09/06/29 (Call 06/06/29)(a)	200	166,422
CK Hutchison International 19 Ltd.
3.25%, 04/11/24 (Call 03/11/24)(a)(c)	200	194,480
3.38%, 09/06/49(a)	200	132,958
3.63%, 04/11/29 (Call 01/11/29)(a)	200	177,284
CK Hutchison International 20 Ltd.
2.50%, 05/08/30 (Call 02/08/30)(a)	200	160,764
3.38%, 05/08/50(a)	200	131,878
CK Hutchison International 21 Co.
1.50%, 04/15/26 (Call 03/15/26)(a)	200	175,912
2.50%, 04/15/31 (Call 01/15/31)(a)	200	156,600
3.13%, 04/15/41 (Call 10/15/40)(a)	200	138,268
Hutchison Whampoa International 14 Ltd., 3.63%, 10/31/24(a).	200	193,162
Hutchison Whampoa International Ltd., 7.45%, 11/24/33(a)	100	113,802

		2,289,341

United States — 1.1%
Flex Ltd.
3.75%, 02/01/26 (Call 01/01/26)	300	277,678
4.75%, 06/15/25 (Call 03/15/25)	284	273,640
4.88%, 06/15/29 (Call 03/15/29)	399	356,856
4.88%, 05/12/30 (Call 02/12/30)	315	274,700
GCC SAB de CV, 3.61%, 04/20/32 (Call 01/20/32)(a)	200	157,500
JBS USA LUX SA/JBS USA Food Co/JBS USA Finance Inc.
3.00%, 02/02/29 (Call 12/02/28)(a)	200	162,218
3.00%, 05/15/32 (Call 02/15/32)(a)	100	73,806
3.63%, 01/15/32 (Call 01/15/27)(a)	200	155,859
3.75%, 12/01/31 (Call 12/01/26)(a)	100	77,660
4.38%, 02/02/52 (Call 08/02/51)(a)	200	129,687
5.13%, 02/01/28	100	92,945
5.75%, 04/01/33 (Call 01/01/33)(a)	350	314,999
6.50%, 12/01/52	250	217,088
Playtika Holding Corp., 4.25%, 03/15/29 (Call 03/15/24)(a)	350	291,539
Sagicor Financial Co. Ltd., 5.30%, 05/13/28 (Call 05/13/24)(a) .	400	365,800

		3,221,975

Vietnam — 0.1%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(a)	500	346,500

Zambia — 1.0%
First Quantum Minerals Ltd.
6.50%, 03/01/24 (Call 11/10/22)(a)	600	585,300
6.88%, 03/01/26 (Call 11/10/22)(a)	650	608,345
6.88%, 10/15/27 (Call 10/15/23)(a)	1,000	926,062
7.50%, 04/01/25 (Call 11/10/22)(a)	800	770,400

		2,890,107

Total Corporate Bonds & Notes — 96.4% (Cost: $337,593,141)		275,710,472

Foreign Government Obligations(k)

South Korea — 0.7%
Industrial Bank of Korea
0.63%, 09/17/24(a)	200	183,924
1.04%, 06/22/25(a)	200	178,678
Korea Electric Power Corp.
3.63%, 06/14/25(a)	200	190,348
5.38%, 04/06/26(j)	200	197,622

Security	Par/ Shares (000)	Value

South Korea (continued)
Korea Expressway Corp.
1.13%, 05/17/26(a)(c)	$200	$172,126
3.63%, 05/18/25(a)	200	191,475
Korea Gas Corp., 3.88%, 07/13/27(a)	200	186,037
Korea Hydro & Nuclear Power Co. Ltd.
1.25%, 04/27/26(a)	200	172,884
4.25%, 07/27/27(a)	400	375,560

		1,848,654

Supranational — 1.0%
Africa Finance Corp.
3.13%, 06/16/25(a)	600	534,000
3.75%, 10/30/29(a)	200	151,000
3.88%, 04/13/24(a)	400	379,000
4.38%, 04/17/26(a)	600	535,500
African Export-Import Bank (The)
3.80%, 05/17/31 (Call 02/17/31)(a)	400	313,000
3.99%, 09/21/29 (Call 06/23/29)(a)	600	486,750
4.13%, 06/20/24(a)	600	567,000

		2,966,250

Turkey — 0.1%
Turkiye Vakiflar Bankasi TAO, 5.50%, 10/01/26(a)	400	332,200

Total Foreign Government Obligations — 1.8% (Cost: $5,832,166)		5,147,104

Total Long-Term Investments — 98.2% (Cost: $343,425,307)		280,857,576

Short-Term Securities

Money Market Funds — 7.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.29%(l)(m)(n)	17,960	17,956,028
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(l)(m)	3,897	3,897,000

Total Short-Term Securities — 7.7% (Cost: $21,851,658)		21,853,028

Total Investments — 105.9% (Cost: $365,276,965)		302,710,604

Liabilities in Excess of Other Assets — (5.9)%		(16,812,331)

Net Assets — 100.0%		$285,898,273

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)	All or a portion of this security is on loan.
(d)	Perpetual security with no stated maturity date.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Zero-coupon bond.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Non-income producing security.
(j)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(k)	U.S. dollar denominated security issued by foreign domiciled entity.
(l)	Affiliate of the Fund.

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM Corporate Bond ETF

(m)	Annualized 7-day yield as of period end.
(n)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$41,898,642	$—	$(23,916,552	)(a)	$(20,875)	$(5,187)	$17,956,028	17,960	$151,956	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,007,000	—	(2,110,000	)(a)	—	—	3,897,000	3,897	23,341		—

					$(20,875)	$(5,187)	$21,853,028		$175,297		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$275,710,472	$—	$275,710,472
Foreign Government Obligations	—	5,147,104	—	5,147,104
Money Market Funds	21,853,028	—	—	21,853,028

	$21,853,028	$280,857,576	$—	$302,710,604

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments October 31, 2022	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Argentina — 0.8%
MSU Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25 (Call 11/30/22)(a)	$300	$189,244
Pampa Energia SA, 7.50%, 01/24/27 (Call 11/30/22)(a)	250	206,922
Transportadora de Gas del Sur SA, 6.75%, 05/02/25 (Call 11/30/22)(a)	150	128,842
YPF SA
2.50%, 06/30/29(a)	300	186,750
6.95%, 07/21/27(a)	400	237,000
7.00%, 12/15/47 (Call 06/15/47)(a)	250	128,750
8.50%, 07/28/25(a)	500	360,000
8.75%, 04/04/24(a)	308	265,515
YPF Sociedad Anonima
1.50%, 09/30/33(a)	300	162,900
4.00%, 02/12/26(a)	400	344,000

		2,209,923

Azerbaijan — 0.5%
International Bank of Azerbaijan OJSC, 3.50%, 09/01/24(a)	550	517,000
Southern Gas Corridor CJSC, 6.88%, 03/24/26(a)	1,000	982,400

		1,499,400

Bahrain — 0.4%
AUB Sukuk Ltd., 2.62%, 09/09/26(a)	400	351,950
BBK BSC, 5.50%, 07/09/24(a)	200	192,975
GFH Sukuk Ltd., 7.50%, 01/28/25(a)	200	190,500
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27(a)(b)	400	386,200

		1,121,625

Brazil — 9.8%
Acu Petroleo Luxembourg Sarl, 7.50%, 01/13/32 (Call 01/13/27)(a)	250	195,175
Adecoagro SA, 6.00%, 09/21/27(a)	200	180,125
Aegea Finance Sarl, 6.75%, 05/20/29 (Call 05/20/25)(a)	200	182,700
Amaggi Luxembourg International Sarl, 5.25%, 01/28/28(a)	400	350,950
Atento Luxco 1 SA, 8.00%, 02/10/26(a)	300	116,250
Azul Investments LLP, 7.25%, 06/15/26	200	125,725
B2W Digital Lux Sarl, 4.38%, 12/20/30 (Call 09/20/30)(a)	200	136,913
B3 SA - Brasil Bolsa Balcao, 4.13%, 09/20/31(a)	400	317,075
Banco Bradesco SA/Cayman Islands
3.20%, 01/27/25(a)	400	377,400
4.38%, 03/18/27(a)(b)	200	185,880
Banco BTG Pactual SA/Cayman Islands
2.75%, 01/11/26 (Call 12/11/25)(a)	200	174,725
4.50%, 01/10/25 (Call 12/10/24)(a)(b)	600	570,630
7.75%, 02/15/29 (Call 02/15/24)(a)(c)	200	199,000
Banco do Brasil SA/Cayman
3.25%, 09/30/26(a)	400	355,325
4.63%, 01/15/25(a)	400	387,190
4.75%, 03/20/24(a)	400	392,575
4.88%, 01/11/29(a)	200	179,100
6.25%, (Call 04/15/24)(a)(c)(d)	1,000	873,625
9.00%, (Call 06/18/24)(a)(b)(c)(d)	1,000	998,312
9.25%, 10/29/49(a)	600	600,300
Banco Votorantim SA, 4.38%, 07/29/25(a)	400	377,000
Braskem Netherlands Finance BV, 8.50%, 01/23/81 (Call 10/24/25)(a)(c)	200	190,000
BRF SA
4.88%, 01/24/30 (Call 10/24/29)(a)	400	312,075
5.75%, 09/21/50 (Call 03/21/50)(a)	400	267,000
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24 (Call 12/05/23)(a)	400	409,950

Security	Par (000)	Value

Brazil (continued)
Centrais Eletricas Brasileiras SA
3.63%, 02/04/25(a)	$200	$187,425
4.63%, 02/04/30(a)	400	341,320
Cosan Luxembourg SA, 7.00%, 01/20/27 (Call 11/30/22)(a)	400	392,075
Cosan Overseas Ltd., 8.25%, (a)(d)	200	191,350
Cosan SA, 5.50%, 09/20/29 (Call 09/20/24)(a)	400	353,700
CSN Inova Ventures, 6.75%, 01/28/28 (Call 01/28/24)(a)	600	510,150
CSN Resources SA
4.63%, 06/10/31 (Call 06/10/26)(a)	400	266,130
5.88%, 04/08/32 (Call 04/08/27)(a)	200	144,060
Embraer Netherlands Finance BV
5.05%, 06/15/25(b)	550	516,862
5.40%, 02/01/27(b)	300	273,619
6.95%, 01/17/28 (Call 10/17/27)(a)	400	376,530
FS Luxembourg Sarl, 10.00%, 12/15/25(a)	400	406,162
Globo Comunicacao e Participacoes SA, 4.88%, 01/22/30(a)	200	154,776
Gol Finance SA
7.00%, 01/31/25(a)	300	127,500
8.00%, 06/30/26 (Call 12/24/22)(a)	200	116,000
Guara Norte Sarl, 5.20%, 06/15/34(a)	374	292,079
InterCement Financial Operations BV, 5.75%, 07/17/24 (Call 11/30/22)(a)	400	275,825
Itau Unibanco Holding SA/Cayman Island
3.25%, 01/24/25(a)(b)	200	190,288
3.88%, 04/15/31(a)(c)	400	342,570
4.50%, 11/21/29 (Call 11/21/24)(a)(c)	400	368,825
4.63%, (Call 02/27/25)(a)(c)(d)	200	152,500
6.13%, (Call 12/12/22)(a)(b)(c)(d)	600	560,775
6.50%, (Call 03/19/23)(a)(b)(c)(d)	400	369,700
JSM Global Sarl, 4.75%, 10/20/30(a)	200	138,163
Klabin Austria GmbH
3.20%, 01/12/31 (Call 10/12/30)(a)	200	149,500
5.75%, 04/03/29 (Call 01/03/29)(a)	400	370,852
7.00%, 04/03/49 (Call 10/03/48)(a)	400	352,300
Light Servicos de Eletricidade SA/Light Energia SA, 4.38%, 06/18/26 (Call 06/18/24)(a)	200	161,200
MARB BondCo PLC, 3.95%, 01/29/31 (Call 01/29/26)(a)	600	441,000
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(a)	800	607,280
MercadoLibre Inc., 3.13%, 01/14/31 (Call 10/14/30)(b)	400	287,000
Minerva Luxembourg SA, 4.38%, 03/18/31(a)	600	454,500
Movida Europe SA, 5.25%, 02/08/31 (Call 02/08/26)(a)	400	292,352
Natura &Co. Luxembourg Holdings Sarl, 6.00%, 04/19/29 (Call 02/19/29)(a)	400	332,370
Natura Cosmeticos SA, 4.13%, 05/03/28 (Call 03/03/28)(a)	400	310,200
NBM U.S. Holdings Inc.
6.63%, 08/06/29 (Call 08/06/24)(a)	200	184,975
7.00%, 05/14/26 (Call 11/30/22)(a)	400	385,700
Nexa Resources SA
5.38%, 05/04/27 (Call 02/04/27)(a)	400	361,120
6.50%, 01/18/28 (Call 10/18/27)(a)	200	183,600
Odebrecht Drilling Norbe VIII/IX Ltd., 7.35%, (7.35% PIK), 12/01/26 (Call 11/30/22)(a)(e)	396	217,831
Odebrecht Offshore Drilling Finance Ltd., 7.72%, (7.72% PIK), 12/01/26 (Call 11/30/22)(a)(e)	932	198,888
Oi SA, 10.00%, (12.00% PIK), 07/27/25(e)	784	201,537
Petrobras Global Finance BV
5.09%, 01/15/30(b)	250	222,344
5.30%, 01/27/25(b)	250	246,219
5.50%, 06/10/51 (Call 12/10/50)	300	212,287
5.60%, 01/03/31 (Call 10/03/30)(b)	525	475,230
5.75%, 02/01/29	300	279,232

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Brazil (continued)
6.00%, 01/27/28(b)	$626	$600,334
6.25%, 03/17/24(b)	200	200,038
6.75%, 01/27/41(b)	300	260,295
6.75%, 06/03/50 (Call 12/03/49)(b)	300	240,675
6.85%, 06/05/2115	900	700,875
6.88%, 01/20/40(b)	350	309,487
6.90%, 03/19/49(b)	400	328,400
7.25%, 03/17/44	460	411,700
7.38%, 01/17/27(b)	400	406,000
Petrorio Luxembourg Trading Sarl, 6.13%, 06/09/26 (Call 06/09/24)(a)	200	180,975
Rede D’or Finance Sarl 4.50%, 01/22/30 (Call 10/22/29)(a)	300	246,562
4.95%, 01/17/28 (Call 10/17/27)(a)	400	354,575
Rumo Luxembourg Sarl 4.20%, 01/18/32(a)	200	151,038
5.25%, 01/10/28 (Call 01/10/24)(a)	200	178,100
Simpar Europe SA, 5.20%, 01/26/31(a)	400	287,000
StoneCo Ltd., 3.95%, 06/16/28 (Call 05/16/28)(a)(b)	300	223,462
Unigel Luxembourg SA, 8.75%, 10/01/26 (Call 11/30/22)(a)	200	192,038
Usiminas International Sarl, 5.88%, 07/18/26 (Call 07/18/23)(a)	400	370,950
XP Inc., 3.25%, 07/01/26 (Call 06/01/26)(a)	400	347,700

		28,421,105

Burkina Faso — 0.1%
Endeavour Mining PLC, 5.00%, 10/14/26 (Call 10/14/23)(a)	200	155,350

Canada — 0.0%
Sino-Ocean Land Treasure IV Ltd., 2.70%, 01/13/25 (Call 12/13/24)(a)	200	27,000

Cayman Islands — 0.0%
Odebrecht Holdco Finance Ltd., 0.00%, 09/10/58 (Call 11/30/22)(a)(f)	900	2,250

Chile — 0.4%
AES Andes SA., 7.13%, 03/26/79 (Call 04/07/24)(a)(c)	400	326,200
Agrosuper SA, 4.60%, 01/20/32 (Call 10/20/31)(a)	200	161,912
Guacolda Energia SA, 4.56%, 04/30/25 (Call 01/30/25)(a)	200	61,788
Kenbourne Invest SA, 6.88%, 11/26/24 (Call 11/30/22)(a)	200	178,000
Latam Airlines Group SA, 13.38%, 10/15/29	400	391,000
VTR Finance NV, 6.38%, 07/15/28 (Call 07/15/23)(a)	200	100,787

		1,219,687

China — 2.7%
Agile Group Holdings Ltd., 7.88%, (Call 07/31/24)(a)(c)(d)	600	87,000
Bank of Communications Co. Ltd., 3.80%, (Call 11/18/25)(a)(c)(d)	1,500	1,383,750
Central Plaza Development Ltd., 5.75%, (Call 11/14/24)(a)(c)(d)	200	114,663
China Hongqiao Group Ltd., 6.25%, 06/08/24(a)	200	169,162
China SCE Group Holdings Ltd., 7.00%, 05/02/25 (Call 05/02/23)(a)	400	30,000
China Shenhua Overseas Capital Co. Ltd., 3.88%, 01/20/25(a)	200	191,356
CIFI Holdings Group Co. Ltd.
4.45%, 08/17/26 (Call 05/17/24)(a)(g)(h)	200	13,500
5.95%, 10/20/25 (Call 07/20/23)(a)(g)(h)	400	27,000
6.00%, 07/16/25 (Call 01/16/23)(a)(g)(h)	200	13,500
6.45%, 11/07/24 (Call 11/30/22)(a)(g)(h)	200	14,500
Country Garden Holdings Co. Ltd.
2.70%, 07/12/26 (Call 06/12/26)(a)	400	34,000
3.13%, 10/22/25 (Call 09/22/25)(a)	400	36,000

Security	Par (000)	Value

China (continued)
3.30%, 01/12/31 (Call 10/12/30)(a)	$400	$28,000
3.88%, 10/22/30 (Call 07/22/30)(a)	400	30,000
5.13%, 01/17/25 (Call 11/30/22)(a)	800	72,000
5.13%, 01/14/27 (Call 01/14/24)(a)	200	16,000
6.15%, 09/17/25 (Call 09/17/23)(a)	400	36,000
6.50%, 04/08/24 (Call 11/30/22)(a)	400	57,575
7.25%, 04/08/26 (Call 04/08/23)(a)	1,000	85,000
Ease Trade Global Ltd., 4.00%, 11/10/25(a)	200	188,412
Easy Tactic Ltd.
7.50%, (7.50% PIK), 07/11/25 (Call 11/30/22)(e)	600	101,738
7.50%, (7.50% PIK), 07/11/27 (Call 11/30/22)(e)	1,171	117,076
7.50%, (7.50% PIK), 07/11/28 (Call 11/30/22)(e)	700	56,000
ENN Clean Energy International Investment Ltd., 3.38%, 05/12/26 (Call 05/12/24)(a)(b)	400	311,825
Fortune Star BVI Ltd. 5.00%, 05/18/26 (Call 05/18/24)(a)	200	69,000
5.05%, 01/27/27 (Call 01/27/25)(a)	200	65,000
5.95%, 10/19/25 (Call 10/19/23)(a)	400	149,680
Franshion Brilliant Ltd., 6.00%, (Call 02/08/26)(a)(c)(d)	200	149,787
Greenland Global Investment Ltd., 5.88%, 07/03/24(a)	200	23,350
Industrial & Commercial Bank of China Ltd., 3.20%, (Call 09/24/26)(a)(c)(d)	2,900	2,584,424
KWG Group Holdings Ltd., 5.88%, 11/10/24 (Call 11/15/22)(a)	400	46,000
Lenovo Group Ltd., 5.88%, 04/24/25(a)	600	575,280
Overseas Chinese Town Asia Holdings Ltd., 4.50%, (Call 07/15/23)(a)(c)(d)	200	190,537
Powerlong Real Estate Holdings Ltd., 6.25%, 08/10/24 (Call 12/13/22)(a)	400	36,075
RKPF Overseas 2020 A Ltd. 5.13%, 07/26/26 (Call 07/26/24)(a)	200	61,000
5.20%, 01/12/26 (Call 01/12/24)(a)	200	62,000
Shui On Development Holding Ltd., 6.15%, 08/24/24 (Call 11/30/22)(a)	200	112,000
Sino-Ocean Land Treasure Finance I Ltd., 6.00%, 07/30/24(a)	200	33,663
Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 02/04/27(a)	200	20,475
Sino-Ocean Land Treasure III Ltd., 6.88%, (Call 09/21/27)(a)(c)(d)	400	40,200
Sino-Ocean Land Treasure IV Ltd., 4.75%, 08/05/29 (Call 05/05/29)(a)	400	37,825
Times China Holdings Ltd.
5.55%, 06/04/24 (Call 06/04/23)(a)	400	30,000
6.75%, 07/08/25 (Call 07/08/23)(a)	200	13,000
Wanda Properties International Co. Ltd., 7.25%, 01/29/24(a)	400	172,000
West China Cement Ltd., 4.95%, 07/08/26 (Call 07/08/24)(a)	400	226,075
Yancoal International Resources Development Co. Ltd., 3.50%, 11/04/23(a)	0	—
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26 (Call 05/20/24)(a)	200	84,000

		7,995,428

Colombia — 2.8%
AI Candelaria Spain SLU, 5.75%, 06/15/33 (Call 06/15/28)(a)	400	258,000
Avianca Midco 2 Ltd., 9.00%, 12/01/28 (Call 12/01/24)(a)	850	633,781
Banco Davivienda SA, 6.65%, (Call 04/22/31)(a)(c)(d)	200	134,788
Banco de Bogota SA, 6.25%, 05/12/26(a)	600	546,600
Bancolombia SA
3.00%, 01/29/25 (Call 12/29/24)	400	355,575
4.63%, 12/18/29 (Call 12/18/24)(b)(c)	200	161,537
7.14%, 10/18/27(b)(c)	400	343,700
Canacol Energy Ltd., 5.75%, 11/24/28 (Call 11/24/24)(a)	200	149,725
Colombia Telecomunicaciones SA ESP, 4.95%, 07/17/30 (Call 04/17/30)(a)	200	139,288

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colombia (continued)
Ecopetrol SA
4.13%, 01/16/25(b)	$560	$515,130
4.63%, 11/02/31 (Call 08/02/31)(b)	600	413,250
5.38%, 06/26/26 (Call 03/26/26)	750	680,344
5.88%, 05/28/45	940	572,291
5.88%, 11/02/51 (Call 05/02/51)(b)	355	208,917
6.88%, 04/29/30 (Call 01/29/30)(b)	950	775,675
7.38%, 09/18/43(b)	400	290,825
EnfraGen Energia Sur SA, 5.38%, 12/30/30(a)	400	204,000
Geopark Ltd., 5.50%, 01/17/27 (Call 01/17/24)(a)	200	161,350
Grupo Aval Ltd., 4.38%, 02/04/30 (Call 11/04/29)(a)	400	276,075
Grupo de Inversiones Suramericana SA, 5.50%, 04/29/26(a)	200	182,100
Millicom International Cellular SA
4.50%, 04/27/31 (Call 04/27/26)(a)	400	299,200
6.25%, 03/25/29 (Call 03/25/24)(a)	360	313,875
Oleoducto Central SA, 4.00%, 07/14/27 (Call 05/14/27)(a)	200	162,725
Sierracol Energy Andina Co., 6.00%, 06/15/28 (Call 06/15/24)(a)	200	131,150
Termocandelaria Power Ltd., 7.88%, 01/30/29 (Call 01/30/23)(a)	340	288,639

		8,198,540

Ghana — 0.4%
Kosmos Energy Ltd., 7.13%, 04/04/26 (Call 11/30/22)(a)	200	166,500
Tullow Oil PLC
7.00%, 03/01/25 (Call 11/30/22)(a)	400	263,000
10.25%, 05/15/26 (Call 05/15/23)(a)	906	772,365

		1,201,865

Guatemala — 0.4%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25%, 04/27/29 (Call 04/27/26)(a)	600	528,675
CT Trust, 5.13%, 02/03/32 (Call 02/03/27)(a)	400	318,450
Investment Energy Resources Ltd., 6.25%, 04/26/29 (Call 04/26/25)(a)	200	168,100

		1,015,225

Hong Kong — 3.0%
Bank of Communications Hong Kong Ltd., 3.73%, (Call 03/03/25)(a)(c)(d)	250	232,187
Bank of East Asia Ltd. (The)
5.83%, (Call 10/21/25)(a)(c)(d)	250	182,500
5.88%, (Call 09/19/24)(a)(c)(d)	250	200,203
CAS Capital No. 1 Ltd., 4.00%, (Call 07/12/26)(a)(c)(d)	400	252,950
Cathay Pacific MTN Financing HK Ltd., 4.88%, 08/17/26(a)	200	171,663
Celestial Miles Ltd., 5.75%, (Call 01/31/24)(a)(c)(d)	600	504,000
China Citic Bank, 3.25%, (Call 07/29/26)(a)(c)(d)	250	216,250
China CITIC Bank International Ltd.
4.80%, (Call 04/22/27)(a)(c)(d)	250	223,125
7.10%, (Call 11/06/23)(a)(c)(d)	400	400,000
FWD Group Ltd.
5.75%, 07/09/24(a)	400	364,320
6.38%, (Call 09/13/24)(a)(c)(d)	400	336,325
8.05%, (Call 12/15/22)(a)(c)(d)	400	370,200
Henderson Land MTN Ltd., 2.38%, 05/27/25(a)	200	182,725
Lai Sun MTN Ltd., 5.00%, 07/28/26(a)	200	121,663
Li & Fung Ltd.
4.38%, 10/04/24 (Call 09/04/24)(a)	200	186,000
4.50%, 08/18/25 (Call 07/18/25)(a)	400	339,950
5.25%, (Call 05/03/23)(a)(d)	200	82,000
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 11/30/22)(a)	200	139,475
5.25%, 04/26/26 (Call 11/30/22)(a)	300	192,000

Security	Par (000)	Value

Hong Kong (continued)
5.38%, 12/04/29 (Call 12/04/24)(a)	$600	$327,000
5.63%, 07/17/27 (Call 11/30/22)(a)	400	236,116
5.75%, 07/21/28 (Call 07/21/23)(a)	400	230,000
Nanyang Commercial Bank Ltd., 6.50%, (Call 04/28/27)(a)(c)(d)	250	216,766
New World China Land Ltd., 4.75%, 01/23/27(a)	400	362,450
NWD Finance BVI Ltd.
4.13%, (Call 03/10/28)(a)(c)(d)	600	363,000
4.80%, (Call 09/09/23)(a)(d)	400	180,000
5.25%, (Call 03/22/26)(a)(c)(d)	600	378,000
6.25%, (Call 03/07/24)(a)(d)	600	325,612
NWD MTN Ltd.
4.13%, 07/18/29(a)	600	450,112
4.50%, 05/19/30(a)	200	149,850
PCPD Capital Ltd., 5.13%, 06/18/26 (Call 06/18/24)(a)	400	315,950
Seaspan Corp., 5.50%, 08/01/29 (Call 08/01/24)(a)	400	308,628
Wheelock MTN BVI Ltd., 2.38%, 01/25/26(a)	200	180,538

		8,721,558

India — 2.5%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24(a)	625	610,937
Adani Green Energy Ltd., 4.38%, 09/08/24(a)	400	298,000
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(a)	200	181,100
Axis Bank Ltd., 4.10%, (Call 09/08/26)(a)(c)(d)	200	160,000
CA Magnum Holdings, 5.38%, 10/31/26 (Call 10/31/23)(a)	400	335,000
Continuum Energy Levanter Pte Ltd., 4.50%, 02/09/27 (Call 02/09/24)(a)	194	152,865
Delhi International Airport Ltd.
6.13%, 10/31/26(a)	200	179,225
6.45%, 06/04/29(a)	200	162,500
Greenko Dutch BV, 3.85%, 03/29/26 (Call 03/29/23)(a)	382	297,960
Greenko Power II Ltd., 4.30%, 12/13/28 (Call 12/14/24)(a)	586	447,206
Greenko Solar Mauritius Ltd.
5.55%, 01/29/25(a)	200	174,000
5.95%, 07/29/26 (Call 11/30/22)(a)	200	160,500
Greenko Wind Projects Mauritius Ltd., 5.50%, 04/06/25 (Call 04/06/24)(a)	400	339,000
HDFC Bank Ltd., 3.70%, (Call 08/25/26)(a)(b)(c)(d)	400	319,000
JSW Hydro Energy Ltd., 4.13%, 05/18/31 (Call 05/18/26)(a)	368	283,199
JSW Steel Ltd.
3.95%, 04/05/27 (Call 10/05/26)(a)	400	292,000
5.05%, 04/05/32 (Call 10/05/31)(a)	200	128,538
5.95%, 04/18/24(a)	200	188,000
Network i2i Ltd.
3.98%, (a)	200	157,000
5.65%, (Call 01/15/25)(a)(c)(d)	600	533,363
Periama Holdings LLC/DE, 5.95%, 04/19/26(a)	400	323,825
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 07/14/28 (Call 10/14/23)(a)	200	148,000
Shriram Transport Finance Co. Ltd., 4.40%, 03/13/24(a)	400	370,244
Vedanta Resources Finance II PLC
8.95%, 03/11/25 (Call 09/11/24)(a)	600	372,000
9.25%, 04/23/26 (Call 04/23/23)(a)(b)	400	231,600
13.88%, 01/21/24 (Call 12/21/22)(a)	400	333,700
Vedanta Resources Ltd., 6.13%, 08/09/24 (Call 11/30/22)(a)	400	232,000

		7,410,762

Indonesia — 0.6%
Adaro Indonesia PT, 4.25%, 10/31/24 (Call 11/30/22)(a)	250	233,641
Bank Negara Indonesia Persero Tbk PT 3.75%, 03/30/26(a)	600	489,066

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indonesia (continued)

Indonesia (continued)
4.30%, (Call 03/24/27)(a)(c)(d)	$200	$141,022
Indika Energy Capital IV Pte Ltd., 8.25%, 10/22/25 (Call 11/30/22)(a)	350	329,000
Medco Bell Pte Ltd., 6.38%, 01/30/27 (Call 01/30/24)(a)	400	320,000
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26 (Call 05/14/23)(a)	400	356,000

		1,868,729

Israel — 2.3%
Energean Israel Finance Ltd.
4.50%, 03/30/24 (Call 12/30/23)(a)(i)	300	285,720
4.88%, 03/30/26 (Call 12/30/25)(a)(i)	300	270,000
5.38%, 03/30/28 (Call 09/30/27)(a)(i)	300	263,250
5.88%, 03/30/31 (Call 09/30/30)(a)(i)	300	253,500
Leviathan Bond Ltd.
6.13%, 06/30/25 (Call 03/30/25)(a)(i)	275	261,594
6.50%, 06/30/27 (Call 12/30/26)(a)(i)	300	281,625
6.75%, 06/30/30 (Call 12/30/29)(a)(i)	250	221,922
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36(b)	450	370,125
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	1,800	1,503,000
4.10%, 10/01/46	900	536,513
4.75%, 05/09/27 (Call 02/09/27)	500	439,375
5.13%, 05/09/29 (Call 02/09/29)(b)	400	343,280
6.00%, 04/15/24 (Call 01/15/24)(b)	600	591,000
6.75%, 03/01/28 (Call 12/01/27)	600	562,237
7.13%, 01/31/25 (Call 10/31/24)	400	394,250

		6,577,391

Jamaica — 0.2%
Digicel International Finance Ltd./Digicel international Holdings Ltd., 8.75%, 05/25/24 (Call 11/15/22)(a)	700	593,279

Kampuchea, Democratic — 0.1%
NagaCorp Ltd., 7.95%, 07/06/24 (Call 11/10/22)(a)	200	171,475

Kazakhstan — 0.2%
Tengizchevroil Finance Co. International Ltd.
2.63%, 08/15/25 (Call 05/15/25)(a)	200	154,750
3.25%, 08/15/30 (Call 02/15/30)(a)	400	255,800
4.00%, 08/15/26(a)	400	309,800

		720,350

Kuwait — 0.2%
Burgan Bank SAK, 5.75%, (Call 07/09/24)(a)(c)(d)	200	168,037
Kuwait Projects Co. SPC Ltd.
4.23%, 10/29/26(a)	400	329,075
4.50%, 02/23/27(a)	200	156,038

		653,150

Luxembourg — 0.4%
Altice Financing SA
5.00%, 01/15/28 (Call 01/15/23)(a)	500	399,790
5.75%, 08/15/29	1,000	785,000

		1,184,790

Macau — 2.0%
Champion Path Holdings Ltd.
4.50%, 01/27/26 (Call 01/27/24)(a)	200	130,000
4.85%, 01/27/28 (Call 01/27/25)(a)	200	121,537
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(a)	200	148,000
5.25%, 06/18/25 (Call 11/10/22)(a)	200	172,500
5.38%, 05/15/24 (Call 11/10/22)(a)	600	490,500
5.88%, 05/15/26 (Call 11/10/22)(a)	400	303,848

Security	Par (000)	Value

Macau (continued)

Macau (continued)
Sands China Ltd.
2.80%, 03/08/27 (Call 02/08/27)	$300	$217,470
3.35%, 03/08/29 (Call 01/08/29)	400	266,000
3.75%, 08/08/31 (Call 05/08/31)	400	259,720
4.30%, 01/08/26 (Call 12/08/25)(b)	400	321,208
4.88%, 06/18/30 (Call 03/18/30)	400	280,000
5.63%, 08/08/25 (Call 06/08/25)(b)	800	702,000
5.90%, 08/08/28 (Call 05/08/28)(b)	800	627,912
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/24)(a)	800	331,600
6.50%, 01/15/28 (Call 07/15/23)(a)	200	83,413
Wynn Macau Ltd.
4.88%, 10/01/24 (Call 11/30/22)(a)	200	152,500
5.13%, 12/15/29 (Call 12/15/24)(a)	400	234,000
5.50%, 01/15/26 (Call 11/30/22)(a)	600	411,000
5.50%, 10/01/27 (Call 11/30/22)(a)	400	240,112
5.63%, 08/26/28 (Call 08/26/23)(a)	600	354,000

		5,847,320

Mexico — 8.3%
Alsea SAB de CV, 7.75%, 12/14/26 (Call 12/14/23)(a)	200	188,100
Banco Mercantil del Norte SA/Grand Cayman
5.88%, (Call 01/24/27)(a)(c)(d)	400	307,000
6.63%, (Call 01/24/32)(a)(c)(d)	200	148,500
6.75%, (Call 09/27/24)(a)(b)(c)(d)	300	271,875
7.50%, (Call 06/27/29)(a)(c)(d)	200	154,163
7.63%, (a)	200	163,288
8.38%, (Call 10/14/30)(a)(c)(d)	200	167,787
BBVA Bancomer SA/Texas
5.13%, 01/18/33 (Call 01/17/28)(a)(c)	400	323,620
5.88%, 09/13/34 (Call 09/13/29)(a)(c)	350	291,279
Braskem Idesa SAPI
6.99%, 02/20/32 (Call 02/20/27)(a)	700	463,841
7.45%, 11/15/29 (Call 11/15/24)(a)(b)	400	303,500
Cemex SAB de CV
3.88%, 07/11/31 (Call 07/11/26)(a)	500	382,500
5.20%, 09/17/30 (Call 09/17/25)(a)	400	339,950
5.45%, 11/19/29 (Call 11/19/24)(a)	400	348,220
7.38%, 06/05/27 (Call 06/05/23)(a)	400	393,000
Cemex SAB De CV, 5.13%, (Call 06/08/26)(a)(c)(d)	500	410,275
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332, 4.38%, 07/22/31 (Call 04/22/31)(a)	400	248,000
Grupo Aeromexico SAB de CV, 8.50%, 03/17/27 (Call 03/17/24)(a)	300	247,500
Grupo Bimbo SAB de CV, 5.95%, (Call 04/17/23)(a)(c)(d)	200	195,162
Mexico Remittances Funding Fiduciary Estate Management Sarl, 4.88%, 01/15/28(a)	200	163,788
Nemak SAB de CV, 3.63%, 06/28/31 (Call 03/28/31)(a)	200	144,500
Petroleos Mexicanos
4.50%, 01/23/26	600	530,700
5.35%, 02/12/28(b)	953	758,085
5.95%, 01/28/31 (Call 10/28/30)	1,800	1,293,300
6.35%, 02/12/48	800	459,056
6.38%, 01/23/45	600	350,400
6.49%, 01/23/27 (Call 11/23/26)	748	653,303
6.50%, 03/13/27(b)	1,900	1,655,850
6.50%, 01/23/29(b)	575	463,450
6.50%, 06/02/41	700	435,820
6.63%, 06/15/35	1,250	862,000
6.70%, 02/16/32 (Call 11/16/31)	3,300	2,479,341
6.75%, 09/21/47	2,600	1,563,900

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mexico (continued)
6.84%, 01/23/30 (Call 10/23/29)	$1,100	$872,443
6.88%, 08/04/26	1,300	1,198,138
6.95%, 01/28/60 (Call 07/28/59)	1,800	1,073,250
7.69%, 01/23/50 (Call 07/23/49)(b)	3,800	2,449,831
8.75%, 06/02/29	950	852,031
Total Play Telecomunicaciones SA de CV
6.38%, 09/20/28 (Call 09/30/25)(a)	200	137,913
7.50%, 11/12/25(a)	400	335,524

		24,080,183

Moldova — 0.0%
Aragvi Finance International SR, 8.45%, 04/29/26 (Call 04/29/24)(a)	200	139,163

Morocco — 0.4%
OCP SA
3.75%, 06/23/31 (Call 03/23/31)(a)	200	148,225
4.50%, 10/22/25(a)	200	190,060
5.13%, 06/23/51 (Call 12/23/50)(a)	400	238,950
5.63%, 04/25/24(a)	300	296,306
6.88%, 04/25/44(a)	400	312,950

		1,186,491

Nigeria — 0.5%
Access Bank PLC, 9.13%, (Call 10/07/26)(a)(c)(d)	400	274,500
IHS Holding Ltd.
5.63%, 11/29/26 (Call 11/29/23)(a)	200	148,350
6.25%, 11/29/28 (Call 11/29/24)(a)	200	143,037
IHS Netherlands Holdco BV, 8.00%, 09/18/27 (Call 11/30/22)(a)	600	461,250
SEPLAT Energy PLC, 7.75%, 04/01/26 (Call 04/01/23)(a)	400	309,200

		1,336,337

Oman — 0.2%
Bank Muscat SAOG, 4.75%, 03/17/26(a)	200	188,475
Oztel Holdings SPC Ltd., 6.63%, 04/24/28(a)	250	244,344

		432,819

Panama — 0.2%
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 11/10/22)(a)(b)	600	519,000
Cable Onda SA, 4.50%, 01/30/30 (Call 01/30/25)(a)	200	162,600

		681,600

Paraguay — 0.2%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(a)(f)	468	289,173
Telefonica Celular del Paraguay SA, 5.88%, 04/15/27(a)	400	361,325

		650,498

Peru — 0.7%
Cia. De Minas Buenaventur Co., 5.50%, 07/23/26 (Call 07/23/23)(a)	200	165,475
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, 06/01/28(a)	183	165,338
InRetail Consumer, 3.25%, 03/22/28 (Call 01/22/28)(a)	400	316,250
Minsur SA, 4.50%, 10/28/31(a)	200	159,926
Peru LNG Srl, 5.38%, 03/22/30(a)	400	314,150
Petroleos del Peru SA
4.75%, 06/19/32(a)	400	293,850
5.63%, 06/19/47(a)	1,100	701,250

		2,116,239

Philippines — 0.8%
Globe Telecom Inc., 4.20%, (Call 08/02/26)(a)(c)(d)	400	335,950
JGSH Philippines Ltd., 4.13%, 07/09/30(a)	400	350,700
Manila Water Co. Inc., 4.38%, 07/30/30 (Call 07/30/25)(a)	200	169,037

Security	Par (000)	Value

Philippines (continued)
Petron Corp.
4.60%, (Call 07/19/23)(a)(c)(d)	$200	$176,912
5.95%, (Call 04/19/26)(a)(c)(d)	200	159,350
San Miguel Crop., 5.50%, (Call 07/29/25)(a)(c)(d)	200	146,000
SMC Global Power Holdings Corp.
5.45%, (Call 12/09/26)(a)(c)(d)	400	249,075
5.70%, (Call 01/21/26)(a)(c)(d)	200	127,538
5.95%, (Call 05/05/25)(a)(c)(d)	200	129,788
6.50%, (Call 04/25/24)(a)(c)(d)	400	270,825
7.00%, (Call 10/21/25)(a)(c)(d)	400	267,325

		2,382,500

Poland — 0.1%
Canpack SA/Canpack U.S. LLC, 3.88%, 11/15/29 (Call 11/15/24)(a)	400	317,500

Qatar — 0.1%
Commercial Bank PSQC (The), 4.50%, (Call 03/03/26)(a)(c)(d)	400	355,450

Saudi Arabia — 0.5%
Acwa Power Management And Investments One Ltd., 5.95%, 12/15/39(a)	399	327,294
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(a)	400	341,075
Arabian Centres Sukuk Ltd., 5.38%, 11/26/24(a)	200	183,700
Dar Al-Arkan Sukuk Co. Ltd., 6.75%, 02/15/25(a)	200	190,163
Riyad Tier 1 Sukuk Ltd., 4.00%, (Call 02/16/27)(a)(c)(d)	400	365,825

		1,408,057

Singapore — 0.2%
GLP Pte Ltd., 4.50%, (Call 05/17/26)(a)(c)(d)	400	160,000
Singapore Airlines Ltd.
3.00%, 07/20/26 (Call 06/20/26)(a)	200	183,480
3.38%, 01/19/29 (Call 11/19/28)(a)	400	339,552

		683,032

South Africa — 1.4%
Absa Group Ltd., 6.38%, (Call 05/27/26)(a)(c)(d)	200	170,600
Bidvest Group UK PLC (The), 3.63%, 09/23/26 (Call 09/23/23)(a)	400	337,075
Eskom Holdings SOC Ltd.
6.35%, 08/10/28(a)	600	537,187
7.13%, 02/11/25(a)	460	428,174
FirstRand Bank Ltd., 6.25%, 04/23/28 (Call 04/23/23)(a)(c)	200	193,975
Liquid Telecommunications Financing Plc, 5.50%, 09/04/26 (Call 03/04/23)(a)	400	270,000
MTN Mauritius Investments Ltd., 6.50%, 10/13/26(a)	200	189,912
Sasol Financing USA LLC
4.38%, 09/18/26 (Call 08/18/26)(b)	200	174,788
5.50%, 03/18/31 (Call 03/18/30)	400	298,825
5.88%, 03/27/24 (Call 02/27/24)(b)	800	777,000
6.50%, 09/27/28 (Call 06/27/28)	400	352,825
Stillwater Mining Co.
4.00%, 11/16/26 (Call 11/16/23)(a)	200	163,725
4.50%, 11/16/29 (Call 11/16/25)(a)	400	292,800

		4,186,886

South Korea — 0.1%
Woori Bank, 4.25%, (Call 10/04/24)(a)(c)(d)	200	172,288

Supranational — 0.2%
Eastern & Southern African Trade & Development Bank (The)
4.13%, 06/30/28(a)	400	320,441
4.88%, 05/23/24(a)	200	186,099

		506,540

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Switzerland — 0.0%
Oriflame Investment Holding PLC, 5.13%, 05/04/26 (Call 05/15/23)(a)	$200	$116,278

Tanzania — 0.1%
HTA Group Ltd./Mauritius, 7.00%, 12/18/25 (Call 11/30/22)(a)	400	351,200

Thailand — 0.6%
Bangkok Bank PCL/Hong Kong
3.73%, 09/25/34 (Call 09/25/29)(a)(c)	600	445,612
5.00%, (a)	400	352,300
Kasikornbank PCL/Hong Kong, 3.34%, 10/02/31 (Call 10/02/26)(a)(c)	600	491,820
Krung Thai Bank PCL/Cayman Islands, 4.40%, (Call 03/25/26)(a)(c)(d)	400	318,575

		1,608,307

Togo — 0.1%
Ecobank Transnational Inc., 9.50%, 04/18/24(a)	200	187,912

Turkey — 2.4%
Akbank TAS
5.13%, 03/31/25(a)	200	178,037
6.80%, 02/06/26(a)	200	180,350
6.80%, 06/22/31 (Call 06/22/26)(a)(c)	400	327,950
Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.38%, 06/29/28 (Call 03/29/28)(a)	200	140,288
Aydem Yenilenebilir Enerji AS, 7.75%, 02/02/27 (Call 02/02/24)(a)	400	294,575
Coca-Cola Icecek AS, 4.50%, 01/20/29 (Call 10/20/28)(a)	200	159,538
KOC Holding AS, 6.50%, 03/11/25 (Call 12/11/24)(a)	400	374,700
Mersin Uluslararasi Liman Isletmeciligi AS, 5.38%, 11/15/24 (Call 11/30/22)(a)	200	183,412
QNB Finansbank AS, 6.88%, 09/07/24(a)	400	398,700
Turk Telekomunikasyon AS
4.88%, 06/19/24(a)	200	175,000
6.88%, 02/28/25(a)	200	173,788
Turkcell Iletisim Hizmetleri AS
5.75%, 10/15/25(a)	200	176,288
5.80%, 04/11/28 (Call 01/11/28)(a)	200	158,475
Turkiye Garanti Bankasi AS, 7.18%, 05/24/27(a)(c)	400	340,450
Turkiye Is Bankasi AS
6.13%, 04/25/24(a)	600	568,050
7.00%, 06/29/28 (Call 06/29/23)(a)(c)	200	179,412
7.75%, 01/22/30 (Call 01/22/25)(a)(c)	400	349,700
Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24 (Call 07/20/24)(a)	400	365,200
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 03/14/26 (Call 12/14/25)(a)	300	276,675
Turkiye Vakiflar Bankasi TAO
5.25%, 02/05/25(a)	400	361,412
6.50%, 01/08/26(a)	400	349,325
8.13%, 03/28/24(a)	200	194,912
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(a)	200	138,750
Yapi ve Kredi Bankasi AS
5.85%, 06/21/24(a)	300	284,400
7.88%, 01/22/31 (Call 01/22/26)(a)(c)	200	174,475
8.25%, 10/15/24(a)	200	193,725
13.88%, (Call 01/15/24)(a)(c)(d)	400	412,200

		7,109,787

Ukraine — 0.0%
DTEK Finance PLC, 7.00%, (5.00% PIK), 12/31/27 (Call 11/30/22)(a)(e)	5	1,084

Security	Par (000)	Value

Ukraine (continued)
Metinvest BV, 7.75%, 10/17/29(a)	$200	$79,725

		80,809

United Arab Emirates — 1.4%
ADIB Capital Invest 2 Ltd., 7.13%, (Call 09/20/23)(a)(c)(d)	400	398,825
Commercial Bank of Dubai PSC, 6.00%, (Call 04/21/26)(a)(c)(d)	200	187,288
DIB Tier 1 Sukuk 3 Ltd., 6.25%, (Call 01/22/25)(a)(c)(d)	400	396,016
DIB Tier 1 Sukuk 4 Ltd., 4.63%, (Call 05/19/26)(a)(c)(d)	400	373,950
DP World Salaam, 6.00%, (Call 10/01/25)(a)(c)(d)	600	579,937
Emirates NBD Bank PJSC
4.25%, (Call 02/27/27)(a)(c)(d)	400	339,825
6.13%, (Call 03/20/25)(a)(c)(d)	400	377,950
6.13%, (Call 04/09/26)(a)(c)(d)	400	376,500
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26 (Call 11/30/22)(a)	400	375,250
MAF Global Securities Ltd., 7.88%, (Call 06/30/27)(a)(c)(d)	200	191,287
Petrofac Ltd., 9.75%, 11/15/26 (Call 11/15/23)(a)	200	151,710
Shelf Drilling Holdings Ltd., 8.25%, 02/15/25(a)	470	394,800

		4,143,338

United States — 0.2%
Playtika Holding Corp., 4.25%, 03/15/29 (Call 03/15/24)(a)	300	249,891
Sagicor Financial Co. Ltd., 5.30%, 05/13/28 (Call 05/13/24)(a) .	200	182,900

		432,791

Vietnam — 0.1%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(a)	250	173,250

Zambia — 0.8%
First Quantum Minerals Ltd.
6.50%, 03/01/24 (Call 11/10/22)(a)	400	390,200
6.88%, 03/01/26 (Call 11/10/22)(a)	600	561,549
6.88%, 10/15/27 (Call 10/15/23)(a)	800	740,850
7.50%, 04/01/25 (Call 11/10/22)(a)	600	577,800

		2,270,399

Total Corporate Bonds & Notes — 49.4% (Cost: $183,415,495)		143,925,856

Foreign Government Obligations(j)

Angola — 1.1%
Angolan Government International Bond
8.00%, 11/26/29(a)	800	650,000
8.25%, 05/09/28(a)	800	670,000
8.75%, 04/14/32(a)	900	720,000
9.13%, 11/26/49(a)	600	450,300

9.38%, 05/08/48(a)	800	608,000

		3,098,300

Argentina — 2.3%
Argentine Republic Government International Bond
0.50%, 07/09/30 (Call 12/01/22)(k)	7,669	1,606,757
1.00%, 07/09/29 (Call 12/01/22)(b)	1,231	251,712
1.50%, 07/09/35 (Call 12/01/22)(k)	9,814	1,943,218
1.50%, 07/09/46 (Call 12/01/22)(k)	1,026	207,085
3.50%, 07/09/41 (Call 12/01/22)(b)(k)	5,054	1,200,232
3.88%, 01/09/38 (Call 12/01/22)(k)	5,399	1,387,756

		6,596,760

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Azerbaijan — 0.3%
Republic of Azerbaijan International Bond
3.50%, 09/01/32(a)	$450	$359,803
4.75%, 03/18/24(a)	600	583,988

		943,791

Bahrain — 2.4%
Bahrain Government International Bond
5.25%, 01/25/33(a)	600	469,968
5.45%, 09/16/32(a)	400	322,296
5.63%, 09/30/31(a)	400	333,556
5.63%, 05/18/34(a)	600	472,752
6.00%, 09/19/44(a)	600	419,175
6.75%, 09/20/29(a)	600	562,238
7.00%, 01/26/26(a)	600	597,862
7.00%, 10/12/28(a)	700	669,506
7.38%, 05/14/30(a)	400	380,075
CBB International Sukuk Co. 5 SPC, 5.62%, 02/12/24(a)	600	597,862
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(a)	400	409,700
CBB International Sukuk Programme Co. WLL
3.88%, 05/18/29(b)(i)	75	64,256
3.88%, 05/18/29(a)	350	299,863
3.95%, 09/16/27(a)	500	460,250
4.50%, 03/30/27(a)	400	376,950
6.25%, 11/14/24(a)	600	602,436

		7,038,745

Bolivia — 0.1%
Bolivian Government International Bond, 4.50%, 03/20/28(a)(b)	400	312,825

Brazil — 4.9%
Brazilian Government International Bond
2.88%, 06/06/25	800	750,800
3.75%, 09/12/31(b)	500	411,000
3.88%, 06/12/30(b)	1,700	1,427,787
4.25%, 01/07/25(b)	1,948	1,893,578
4.50%, 05/30/29 (Call 02/28/29)(b)	1,000	894,875
4.63%, 01/13/28 (Call 10/13/27)(b)	1,600	1,499,300
4.75%, 01/14/50 (Call 07/14/49)	1,850	1,236,378
5.00%, 01/27/45(b)	1,700	1,221,131
5.63%, 01/07/41	1,100	882,956
5.63%, 02/21/47(b)	1,300	984,588
6.00%, 04/07/26(b)	1,000	1,022,375
7.13%, 01/20/37(b)	800	796,900
8.25%, 01/20/34(b)	650	701,513
8.88%, 04/15/24	450	474,131

		14,197,312

Colombia — 3.7%
Colombia Government International Bond
3.00%, 01/30/30 (Call 10/30/29)	700	494,550
3.13%, 04/15/31 (Call 01/15/31)	1,200	822,975
3.25%, 04/22/32 (Call 01/22/32)	1,000	663,500
3.88%, 04/25/27 (Call 01/25/27)(b)	800	666,150
3.88%, 02/15/61 (Call 08/15/60)	600	303,112
4.00%, 02/26/24 (Call 11/26/23)	800	766,150
4.13%, 02/22/42 (Call 08/22/41)	400	222,600
4.13%, 05/15/51 (Call 11/15/50)(b)	800	423,150
4.50%, 01/28/26 (Call 10/28/25)(b)	800	718,150
4.50%, 03/15/29 (Call 12/15/28)(b)	1,000	806,750
5.00%, 06/15/45 (Call 12/15/44)	2,200	1,334,850
5.20%, 05/15/49 (Call 11/15/48)(b)	1,250	759,219
5.63%, 02/26/44 (Call 08/26/43)(b)	1,200	775,800

Security	Par (000)	Value

Colombia (continued)
6.13%, 01/18/41	$1,250	$893,203
7.38%, 09/18/37(b)	900	757,294
8.13%, 05/21/24(b)	375	375,656

		10,783,109

Costa Rica — 0.5%
Costa Rica Government International Bond
6.13%, 02/19/31(a)(b)	600	556,050
7.00%, 04/04/44(a)	450	380,616
7.16%, 03/12/45(a)	600	517,237

		1,453,903

Dominican Republic — 3.3%
Dominican Republic International Bond
4.50%, 01/30/30(a)	1,000	798,312
4.88%, 09/23/32(a)	1,500	1,150,594
5.30%, 01/21/41(a)	700	480,069
5.50%, 01/27/25(a)	525	512,466
5.50%, 02/22/29 (Call 12/22/28)(a)	850	738,862
5.88%, 01/30/60(a)	1,500	1,005,000
5.95%, 01/25/27(a)	850	791,456
6.00%, 07/19/28(a)	600	545,925
6.00%, 02/22/33 (Call 11/22/32)(a)	1,000	833,312
6.40%, 06/05/49(a)	600	429,675
6.50%, 02/15/48(a)	450	327,038
6.85%, 01/27/45(a)(b)	1,000	768,312
6.88%, 01/29/26(a)	700	685,694
7.45%, 04/30/44(a)	750	625,688

		9,692,403

Ecuador — 1.1%
Ecuador Government International Bond
0.00%, 07/31/30(a)(f)	467	143,574
1.50%, 07/31/40(a)(k)	1,613	523,046
2.50%, 07/31/35(a)(k)	4,110	1,493,410
5.50%, 07/31/30(a)(k)	1,756	930,239

		3,090,269

Egypt — 2.6%
Egypt Government International Bond
5.75%, 05/29/24(a)	600	564,750
5.80%, 09/30/27(a)	400	290,500
5.88%, 06/11/25(a)	800	687,000
5.88%, 02/16/31(a)	800	486,400
6.59%, 02/21/28(a)	600	429,000
7.05%, 01/15/32(a)	400	251,450
7.30%, 09/30/33(a)	600	372,750
7.50%, 01/31/27(a)	1,000	803,750
7.50%, 02/16/61(a)	600	339,000
7.60%, 03/01/29(a)	800	572,000
7.63%, 05/29/32(a)	800	507,150
7.90%, 02/21/48(a)	850	474,937
8.50%, 01/31/47(a)	1,300	765,375
8.70%, 03/01/49(a)	600	354,750
8.88%, 05/29/50(a)	1,000	592,500

		7,491,312

El Salvador — 0.2%
El Salvador Government International Bond
7.12%, 01/20/50 (Call 07/20/49)(a)	550	184,525
7.65%, 06/15/35(a)	450	160,256
9.50%, 07/15/52 (Call 01/15/52)(a)	550	206,250

		551,031

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ethiopia — 0.1%
Ethiopia International Bond, 6.63%, 12/11/24(a)	$400	$201,075

Gabon — 0.1%
Gabon Government International Bond, 6.63%, 02/06/31(a)	400	279,075

Ghana — 0.5%
Ghana Government International Bond
6.38%, 02/11/27(a)	600	180,000
7.63%, 05/16/29(a)	500	137,500
7.75%, 04/07/29(a)	600	169,987
7.88%, 02/11/35(a)	400	110,950
8.13%, 01/18/26(a)	470	170,904
8.13%, 03/26/32(a)	500	140,000
8.63%, 04/07/34(a)	400	112,500
8.63%, 06/16/49(a)	600	160,988
8.95%, 03/26/51(a)	500	139,781
10.75%, 10/14/30(a)	400	258,000

		1,580,610

Guatemala — 0.2%
Guatemala Government Bond, 6.13%, 06/01/50 (Call 12/01/49)(a)	700	601,038

Iraq — 0.2%
Iraq International Bond, 5.80%, 01/15/28(Call 12/15/22)(a)	859	729,019

Ivory Coast — 0.2%
Ivory Coast Government International Bond, 6.13%, 06/15/33(a)	600	466,050

Jamaica — 0.8%
Jamaica Government International Bond
6.75%, 04/28/28(b)	600	626,738
7.88%, 07/28/45(b)	900	953,887
8.00%, 03/15/39(b)	600	660,487

		2,241,112

Jordan — 0.6%
Jordan Government International Bond
5.75%, 01/31/27(a)	600	548,550
5.85%, 07/07/30(a)	700	579,250
6.13%, 01/29/26(a)	400	381,450
7.38%, 10/10/47(a)	400	298,500

		1,807,750

Kenya — 0.8%
Republic of Kenya Government International Bond
6.30%, 01/23/34(a)	400	252,000
6.88%, 06/24/24(a)	1,000	872,500
7.25%, 02/28/28(a)	400	302,000
8.00%, 05/22/32(a)	600	417,000
8.25%, 02/28/48(a)	600	378,000

		2,221,500

Lebanon — 0.1%
Lebanon Government International Bond
6.00%, 01/27/23(a)(g)(h)	500	28,531
6.10%, 10/04/24	730	44,393
6.60%, 12/31/99(a)(f)(g)(h)	760	43,130
6.65%, 12/31/99(a)(g)(h)	760	42,893
6.75%, 12/31/99(a)(g)(h)	470	26,673
6.85%, 12/31/99(a)(g)(h)	590	33,298
7.00%, 12/31/99(a)(g)(h)	475	26,956

		245,874

Security	Par (000)	Value

Morocco — 0.2%
Morocco Government International Bond
3.00%, 12/15/32(a)	$400	$287,450
4.00%, 12/15/50(a)	600	353,362

		640,812

Nigeria — 1.5%
Nigeria Government International Bond
6.13%, 09/28/28(a)	800	526,000
6.50%, 11/28/27(a)	600	424,500
7.14%, 02/23/30(a)	714	464,100
7.38%, 09/28/33(a)	600	361,500
7.63%, 11/21/25(a)	500	430,000
7.63%, 11/28/47(a)	600	339,000
7.70%, 02/23/38(a)	600	351,000
7.88%, 02/16/32(a)	800	512,000
8.25%, 09/28/51(a)	600	345,000
8.38%, 03/24/29(a)	600	433,500
8.75%, 01/21/31(a)	400	280,000

		4,466,600

Oman — 3.9%
Oman Government International Bond
4.75%, 06/15/26(a)	1,000	945,000
4.88%, 02/01/25(a)	200	194,000
5.38%, 03/08/27(a)	1,000	952,500
5.63%, 01/17/28(a)	1,200	1,140,000
6.00%, 08/01/29(a)	1,200	1,138,500
6.25%, 01/25/31(a)	800	762,000
6.50%, 03/08/47(a)	1,000	823,750
6.75%, 10/28/27(a)	800	801,150
6.75%, 01/17/48(a)	1,200	1,006,500
7.00%, 01/25/51(a)	400	341,000
7.38%, 10/28/32(a)	600	612,000
Oman Sovereign Sukuk Co.
4.40%, 06/01/24(a)	1,000	975,000
4.88%, 06/15/30(a)	800	759,650
5.93%, 10/31/25(a)	800	806,000

		11,257,050

Pakistan — 0.4%
Pakistan Global Sukuk Programme Co. Ltd. (The), 7.95%, 01/31/29(a)	400	206,023
Pakistan Government International Bond
6.00%, 04/08/26(a)	800	250,088
6.88%, 12/05/27(a)	750	232,583
7.38%, 04/08/31(a)	600	181,566
8.25%, 04/15/24(a)	470	195,102

		1,065,362

Paraguay — 0.4%
Paraguay Government International Bond
4.95%, 04/28/31 (Call 01/28/31)(a)	400	364,950
5.40%, 03/30/50 (Call 09/30/49)(a)	600	456,862
6.10%, 08/11/44(a)	400	343,700

		1,165,512

Senegal — 0.2%
Senegal Government International Bond
6.25%, 05/23/33(a)	300	223,650
6.75%, 03/13/48(a)	600	379,988

		603,638

Serbia — 0.1%
Serbia International Bond, 2.13%, 12/01/30(a)	535	368,247

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Africa — 2.8%
Republic of South Africa Government International Bond
4.30%, 10/12/28(b)	$1,000	$851,750
4.67%, 01/17/24(b)	800	785,400
4.85%, 09/27/27(b)	400	361,950
4.85%, 09/30/29	900	762,356
4.88%, 04/14/26(b)	604	565,797
5.00%, 10/12/46	600	375,863
5.38%, 07/24/44	500	332,594
5.65%, 09/27/47	800	531,000
5.75%, 09/30/49	1,350	894,375
5.88%, 09/16/25	986	974,168
5.88%, 06/22/30(b)	600	531,487
5.88%, 04/20/32	700	597,625
7.30%, 04/20/52	700	544,250

		8,108,615

Sri Lanka — 0.3%
Sri Lanka Government International Bond
6.20%, 05/11/27(a)(g)(h)	700	148,827
6.75%, 04/18/28(a)(g)(h)	700	153,912
6.83%, 07/18/26(a)(g)(h)	600	135,300
6.85%, 03/14/24(a)(g)(h)	600	134,738
6.85%, 11/03/25(a)(g)(h)	700	156,100
7.55%, 03/28/30(a)(g)(h)	400	87,325
7.85%, 03/14/29(a)(g)(h)	700	151,725

		967,927

Trinidad And Tobago — 0.1%
Trinidad & Tobago Government International Bond, 4.50%, 08/04/26(a)(b)	400	384,575

Tunisia — 0.1%
Tunisian Republic, 5.75%, 01/30/25(a)	400	249,950

Turkey — 10.2%
Hazine Mustesarligi Varlik Kiralama AS
4.49%, 11/25/24(a)	400	369,450
5.13%, 06/22/26(a)	1,200	1,057,350
7.25%, 02/24/27(a)	1,500	1,383,562
9.76%, 11/13/25	1,200	1,215,000
Turkey Government International Bond
4.25%, 03/13/25	1,000	903,750
4.25%, 04/14/26(b)	700	594,125
4.75%, 01/26/26(b)	800	700,000
4.88%, 10/09/26	1,500	1,273,125
4.88%, 04/16/43	1,370	801,450
5.13%, 02/17/28	1,000	807,500
5.25%, 03/13/30	900	669,375
5.60%, 11/14/24	1,100	1,050,500
5.75%, 03/22/24	1,250	1,226,563
5.75%, 05/11/47	1,600	984,000
5.88%, 06/26/31	900	676,125
5.95%, 01/15/31	1,200	916,500
6.00%, 03/25/27(b)	1,500	1,303,125
6.00%, 01/14/41	1,500	963,750
6.13%, 10/24/28	1,300	1,080,625
6.35%, 08/10/24(b)	1,050	1,024,603
6.38%, 10/14/25	1,200	1,111,500
6.50%, 09/20/33	700	525,000
6.63%, 02/17/45(b)	1,400	950,250
6.75%, 05/30/40	950	680,438
6.88%, 03/17/36	1,300	975,000
7.25%, 12/23/23	800	807,000

Security	Par/ Shares (000)	Value

Turkey (continued)
7.25%, 03/05/38	$500	$393,750
7.38%, 02/05/25	1,570	1,536,637
7.63%, 04/26/29(b)	1,400	1,233,750
8.00%, 02/14/34	750	656,250
8.60%, 09/24/27	1,000	958,750
11.88%, 01/15/30	700	768,250
Turkiye Vakiflar Bankasi TAO, 5.50%, 10/01/26(a)	200	166,100

		29,763,153

Ukraine — 0.4%
Ukraine Government International Bond
6.88%, 05/21/31(a)(g)(h)	800	115,900
7.25%, 03/15/35(a)(g)(h)	1,200	179,100
7.38%, 09/25/34(a)(g)(h)	1,400	209,825
7.75%, 09/01/25(a)(g)(h)	625	130,977
7.75%, 09/01/26(a)(g)(h)	700	115,412
7.75%, 09/01/27(a)(g)(h)	675	112,134
7.75%, 09/01/28(a)(g)(h)	600	106,500
7.75%, 09/01/29(a)(g)(h)	650	113,669
9.75%, 11/01/30(a)(g)(h)	800	146,650

		1,230,167

United Arab Emirates — 1.0%
Emirate of Dubai Government International Bonds
3.90%, 09/09/50(a)	600	388,425
5.25%, 01/30/43(a)	600	499,613
Finance Department Government of Sharjah, 4.00%, 07/28/50(a)	500	287,281
Sharjah Sukuk Program Ltd.
2.94%, 06/10/27(a)	400	340,575
3.23%, 10/23/29(a)	500	407,125
3.85%, 04/03/26(a)	400	361,450
4.23%, 03/14/28(a)	800	702,400

		2,986,869

Vietnam — 0.2%
Vietnam Government International Bond, 4.80%, 11/19/24(a)	600	575,175

Zambia — 0.1%
Zambia Government International Bond
8.50%, 04/14/24(a)(g)(h)	400	154,000
8.97%, 07/30/27(a)(g)(h)	600	222,000

		376,000

Total Foreign Government Obligations — 48.0% (Cost: $202,796,059)		139,832,515

Total Long-Term Investments — 97.4% (Cost: $386,211,554)		283,758,371

Short-Term Securities

Money Market Funds — 12.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.29%(l)(m)(n)	34,738	34,730,604

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(l)(m)	2,469	$2,469,000

Total Short-Term Securities — 12.8% (Cost: $37,198,260)		37,199,604

Total Investments — 110.2% (Cost: $423,409,814)		320,957,975

Liabilities in Excess of Other Assets — (10.2)%		(29,661,427)

Net Assets — 100.0%		$291,296,548

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	All or a portion of this security is on loan.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Perpetual security with no stated maturity date.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(f)	Zero-coupon bond.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(j)	U.S. dollar denominated security issued by foreign domiciled entity.
(k)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.
(n)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$33,402,228	$1,347,558	(a)	$—		$(20,525)	$1,343	$34,730,604	34,738	$202,013	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,999,000	—		(530,000	)(a)	—	—	2,469,000	2,469	20,761		—

						$(20,525)	$1,343	$37,199,604		$222,774		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$143,925,856	$—	$143,925,856
Foreign Government Obligations	—	139,832,515	—	139,832,515
Money Market Funds	37,199,604	—	—	37,199,604

	$37,199,604	$283,758,371	$—	$320,957,975

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments October 31, 2022	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Foreign Government Obligations

Brazil — 4.7%
Brazil Letras do Tesouro Nacional
0.00%, 07/01/23(a)	BRL	15,783	$2,809,456
0.00%, 01/01/24(a)	BRL	23,859	4,013,197
0.00%, 07/01/24(a)	BRL	9,263	1,482,346
0.00%, 07/01/25(a)	BRL	10,786	1,558,471
0.00%, 01/01/26(a)	BRL	1,000	136,331
Brazil Notas do Tesouro Nacional
Series F, 10.00%, 01/01/25	BRL	8,929	1,671,506
Series F, 10.00%, 01/01/29	BRL	7,080	1,271,581
Series F, 10.00%, 01/01/31	BRL	4,000	704,840
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/33	BRL	1,000	173,412
Series F, 10.00%, 01/01/27	BRL	10,960	2,014,873
Brazilian Government International Bond
8.50%, 01/05/24	BRL	500	90,601
10.25%, 01/10/28	BRL	1,420	253,972

			16,180,586

Chile — 4.6%
Bonos de la Tesoreria de la Republica en pesos
2.30%, 10/01/28(b)(c)	CLP	675,000	563,669
2.50%, 03/01/25	CLP	4,085,000	3,890,384
4.50%, 03/01/26	CLP	2,550,000	2,509,595
4.70%, 09/01/30(b)(c)	CLP	2,830,000	2,663,977
5.00%, 10/01/28(b)(c)	CLP	925,000	898,586
5.00%, 03/01/35	CLP	2,850,000	2,670,378
6.00%, 01/01/43	CLP	2,555,000	2,590,612

			15,787,201

China — 14.3%
China Government Bond
1.99%, 04/09/25	CNY	11,550	1,575,084
2.24%, 05/25/25	CNY	6,920	949,034
2.26%, 02/24/25	CNY	3,010	413,370
2.36%, 07/02/23	CNY	9,300	1,278,745
2.37%, 01/20/27	CNY	9,050	1,237,491
2.47%, 09/02/24	CNY	12,170	1,680,354
2.48%, 04/15/27	CNY	3,690	506,388
2.50%, 07/25/27	CNY	4,890	671,947
2.68%, 05/21/30	CNY	13,520	1,849,199
2.69%, 08/12/26	CNY	11,170	1,548,192
2.69%, 08/15/32	CNY	1,760	241,155
2.75%, 06/15/29	CNY	3,700	509,402
2.75%, 02/17/32	CNY	9,340	1,280,400
2.76%, 05/15/32	CNY	8,120	1,116,581
2.80%, 03/24/29	CNY	6,960	963,244
2.84%, 04/08/24	CNY	10,060	1,396,202
2.85%, 06/04/27	CNY	11,910	1,660,002
2.88%, 11/05/23	CNY	11,630	1,610,704
2.89%, 11/18/31	CNY	6,850	950,199
2.91%, 10/14/28	CNY	11,790	1,645,090
2.94%, 10/17/24	CNY	7,570	1,055,193
3.01%, 05/13/28	CNY	10,340	1,452,613
3.02%, 10/22/25	CNY	13,930	1,953,793
3.02%, 05/27/31	CNY	13,270	1,861,874
3.03%, 03/11/26	CNY	9,850	1,382,980
3.12%, 12/05/26	CNY	10,590	1,493,120
3.13%, 11/21/29	CNY	12,860	1,819,276
3.19%, 04/11/24	CNY	9,960	1,391,538
3.22%, 12/06/25	CNY	7,160	1,010,070

Security	Par (000)		Value

China (continued)
3.25%, 06/06/26	CNY	11,450	$1,621,216
3.25%, 11/22/28	CNY	9,460	1,349,056
3.27%, 11/19/30	CNY	12,350	1,767,440
3.28%, 12/03/27	CNY	11,010	1,569,600
3.29%, 10/18/23	CNY	7,240	1,007,383
3.29%, 05/23/29	CNY	11,120	1,591,560
3.32%, 04/15/52	CNY	1,310	186,107
3.53%, 10/18/51	CNY	6,110	897,463
3.72%, 04/12/51	CNY	7,820	1,181,690
3.81%, 09/14/50	CNY	11,170	1,709,228

			49,383,983

Colombia — 4.2%
Colombia Government International Bond, 9.85%, 06/28/27	COP	745,000	130,436
Colombian TES
9.25%, 05/28/42	COP	5,545,200	768,216
Series B, 5.75%, 11/03/27	COP	8,119,000	1,191,839
Series B, 6.00%, 04/28/28	COP	10,355,200	1,489,786
Series B, 6.25%, 11/26/25	COP	6,741,500	1,134,756
Series B, 6.25%, 07/09/36	COP	4,133,800	453,552
Series B, 7.00%, 03/26/31	COP	11,526,400	1,557,671
Series B, 7.00%, 06/30/32	COP	9,697,900	1,258,974
Series B, 7.25%, 10/18/34	COP	11,141,000	1,409,220
Series B, 7.25%, 10/26/50	COP	8,237,000	891,080
Series B, 7.50%, 08/26/26	COP	10,213,700	1,714,857
Series B, 7.75%, 09/18/30	COP	7,500,200	1,087,402
Series B, 10.00%, 07/24/24	COP	7,441,300	1,448,242

			14,536,031

Czech Republic — 4.5%
Czech Republic Government Bond
0.00%, 12/12/24(a)	CZK	8,150	290,398
0.05%, 11/29/29	CZK	19,930	532,122
0.25%, 02/10/27	CZK	35,970	1,141,170
0.45%, 10/25/23(c)	CZK	29,310	1,110,651
0.95%, 05/15/30(c)	CZK	36,560	1,030,671
1.00%, 06/26/26(c)	CZK	33,420	1,129,801
1.20%, 03/13/31	CZK	30,850	868,653
1.25%, 02/14/25	CZK	26,440	955,002
1.50%, 04/24/40	CZK	13,730	298,670
1.75%, 06/23/32	CZK	32,480	920,732
2.00%, 10/13/33	CZK	36,590	1,026,907
2.40%, 09/17/25(c)	CZK	37,980	1,386,497
2.50%, 08/25/28(c)	CZK	37,990	1,280,330
2.75%, 07/23/29	CZK	37,500	1,245,549
3.50%, 05/30/35	CZK	8,930	288,283
4.20%, 12/04/36(c)	CZK	19,050	657,924
5.70%, 05/25/24(c)	CZK	17,050	682,606
6.00%, 02/26/26	CZK	14,910	598,374

			15,444,340

Dominican Republic — 4.3%
Dominican Republic International Bond, 9.75%, 06/05/26(c)	DOP	846,350	14,808,657

Egypt — 3.9%
Egypt Government Bond
13.54%, 01/14/25	EGP	16,251	613,502
14.06%, 01/12/26	EGP	56,362	2,084,924
14.29%, 01/05/28	EGP	34,072	1,207,048
14.35%, 09/10/24	EGP	16,886	654,046
14.37%, 10/20/25	EGP	48,005	1,803,675

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Egypt (continued)
14.40%, 09/10/29	EGP	18,168	$628,617
14.48%, 04/06/26	EGP	41,336	1,543,692
14.53%, 09/14/24	EGP	40,661	1,581,239
14.56%, 07/06/26	EGP	23,927	886,750
14.56%, 10/13/27	EGP	35,303	1,273,447
14.66%, 10/06/30	EGP	17,509	603,832
16.10%, 05/07/29	EGP	15,329	573,071

			13,453,843

Hungary — 4.4%
Hungary Government Bond
1.00%, 11/26/25	HUF	667,520	1,172,588
1.50%, 08/23/23	HUF	111,060	247,191
1.50%, 04/22/26	HUF	646,240	1,108,074
1.50%, 08/26/26	HUF	392,850	652,545
2.00%, 05/23/29	HUF	518,050	757,386
2.25%, 04/20/33	HUF	650,770	804,324
2.25%, 06/22/34	HUF	219,350	262,069
2.50%, 10/24/24	HUF	476,870	943,117
2.75%, 12/22/26	HUF	510,020	869,677
3.00%, 06/26/24	HUF	392,100	806,876
3.00%, 10/27/27	HUF	656,860	1,089,889
3.00%, 08/21/30	HUF	608,270	911,113
3.00%, 10/27/38	HUF	431,710	498,190
3.00%, 04/25/41	HUF	248,670	270,526
3.25%, 10/22/31	HUF	705,170	1,032,487
4.50%, 03/23/28	HUF	298,470	523,011
4.75%, 11/24/32	HUF	337,290	544,459
5.50%, 06/24/25	HUF	609,450	1,229,640
6.00%, 11/24/23	HUF	447,860	1,006,288
6.75%, 10/22/28	HUF	320,050	630,317

			15,359,767

Indonesia — 4.3%
Indonesia Treasury Bond
5.13%, 04/15/27	IDR	9,368,000	554,662
5.50%, 04/15/26	IDR	8,304,000	506,306
6.13%, 05/15/28	IDR	9,215,000	555,352
6.25%, 06/15/36	IDR	5,099,000	287,519
6.38%, 04/15/32	IDR	12,842,000	757,470
6.50%, 06/15/25	IDR	9,239,000	585,230
6.50%, 02/15/31	IDR	12,077,000	723,188
6.63%, 05/15/33	IDR	6,120,000	360,981
7.00%, 05/15/27	IDR	10,003,000	633,625
7.00%, 09/15/30	IDR	13,496,000	837,146
7.13%, 06/15/42	IDR	7,950,000	483,702
7.50%, 08/15/32	IDR	4,501,000	284,243
7.50%, 06/15/35	IDR	8,675,000	547,836
7.50%, 05/15/38	IDR	5,228,000	330,154
7.50%, 04/15/40	IDR	9,857,000	619,321
8.13%, 05/15/24	IDR	7,112,000	464,178
8.25%, 05/15/29	IDR	9,054,000	602,246
8.25%, 06/15/32	IDR	3,270,000	216,987
8.25%, 05/15/36	IDR	8,623,000	572,747
8.38%, 03/15/24	IDR	9,666,000	631,489
8.38%, 09/15/26	IDR	9,339,000	620,305
8.38%, 03/15/34	IDR	11,986,000	803,805
8.38%, 04/15/39	IDR	4,025,000	270,957
8.75%, 05/15/31	IDR	4,957,000	339,259
9.00%, 03/15/29	IDR	6,220,000	428,292
9.50%, 07/15/31	IDR	2,585,000	184,791
10.50%, 08/15/30	IDR	203,000	15,195

Security	Par (000)		Value

Indonesia (continued)
11.00%, 09/15/25	IDR	2,856,000	$201,417
Perusahaan Penerbit SBSN Indonesia
6.38%, 03/15/34	IDR	7,282,000	420,994
6.63%, 10/15/24	IDR	6,528,000	420,575
8.25%, 09/15/23	IDR	5,370,000	350,172
8.88%, 11/15/31	IDR	5,023,000	359,074

			14,969,218

Malaysia — 4.4%
Malaysia Government Bond
2.63%, 04/15/31	MYR	2,404	440,357
3.48%, 06/14/24	MYR	2,213	467,632
3.50%, 05/31/27	MYR	2,045	419,476
3.58%, 07/15/32	MYR	1,029	203,752
3.73%, 06/15/28	MYR	3,010	616,191
3.76%, 05/22/40	MYR	3,045	555,268
3.80%, 08/17/23	MYR	1,303	277,166
3.83%, 07/05/34	MYR	2,773	540,049
3.88%, 03/14/25	MYR	1,087	230,137
3.89%, 08/15/29	MYR	2,527	515,903
3.90%, 11/30/26	MYR	2,450	513,790
3.90%, 11/16/27	MYR	2,143	446,658
3.91%, 07/15/26	MYR	1,647	345,988
3.96%, 09/15/25	MYR	2,754	582,825
4.06%, 09/30/24	MYR	1,221	260,503
4.07%, 06/15/50	MYR	3,527	641,514
4.18%, 07/15/24	MYR	1,373	293,284
4.25%, 05/31/35	MYR	1,704	342,526
4.50%, 04/30/29	MYR	1,016	217,112
4.70%, 10/15/42	MYR	1,233	255,589
4.76%, 04/07/37	MYR	3,493	745,624
Malaysia Government Investment Issue
3.42%, 09/30/27	MYR	3,094	631,476
3.45%, 07/15/36	MYR	2,694	490,675
3.47%, 10/15/30	MYR	3,930	773,698
3.66%, 10/15/24	MYR	2,274	481,118
3.73%, 03/31/26	MYR	3,105	650,710
3.99%, 10/15/25	MYR	1,519	322,425
4.09%, 11/30/23	MYR	1,591	339,747
4.13%, 08/15/25	MYR	1,522	323,522
4.13%, 07/09/29	MYR	2,100	438,317
4.19%, 10/07/32	MYR	2,347	484,391
4.26%, 07/26/27	MYR	1,715	362,758
4.37%, 10/31/28	MYR	2,575	544,437
Malaysia Investment Issue Bond, 4.42%, 09/30/41	MYR	2,188	435,073

			15,189,691

Mexico — 4.5%
Mexican Bonos
5.00%, 03/06/25	MXN	7,000	314,997
5.50%, 03/04/27	MXN	12,400	529,212
Series M, 5.75%, 03/05/26	MXN	41,870	1,863,329
Series M, 7.75%, 05/29/31	MXN	43,167	1,915,228
Series M, 7.75%, 11/23/34	MXN	9,900	424,409
Series M, 7.75%, 11/13/42	MXN	26,102	1,060,960
Series M, 8.00%, 12/07/23	MXN	22,315	1,095,065
Series M, 8.00%, 09/05/24	MXN	30,283	1,469,707
Series M, 8.00%, 11/07/47	MXN	27,269	1,126,218
Series M 20, 7.50%, 06/03/27	MXN	34,718	1,602,502
Series M 20, 8.50%, 05/31/29	MXN	26,416	1,247,221
Series M 20, 10.00%, 12/05/24	MXN	25,797	1,295,499
Series M 30, 8.50%, 11/18/38	MXN	20,698	918,324

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Mexico (continued)
Series M 30, 10.00%, 11/20/36	MXN	8,523	$431,579
Mexico Bonos, 8.00%, 07/31/53	MXN	3,895	159,771

			15,454,021

Peru — 4.5%
Peru Government Bond
5.35%, 08/12/40	PEN	5,271	940,870
5.40%, 08/12/34	PEN	7,081	1,375,969
5.70%, 08/12/24	PEN	4,213	1,033,148
5.94%, 02/12/29	PEN	10,262	2,310,828
6.15%, 08/12/32	PEN	8,965	1,918,483
6.35%, 08/12/28	PEN	9,407	2,196,533
6.90%, 08/12/37	PEN	9,152	1,976,378
6.95%, 08/12/31	PEN	9,291	2,146,386
8.20%, 08/12/26	PEN	6,970	1,805,641

			15,704,236

Philippines — 4.4%
Philippine Government International Bond, 6.25%, 01/14/36	PHP	986,000	15,142,694

Poland — 4.4%
Republic of Poland Government Bond
0.25%, 10/25/26	PLN	7,769	1,182,282
0.75%, 04/25/25	PLN	6,415	1,116,084
1.25%, 10/25/30	PLN	7,364	923,365
1.75%, 04/25/32	PLN	4,855	588,842
2.25%, 10/25/24	PLN	7,369	1,372,189
2.50%, 04/25/24	PLN	6,450	1,244,348
2.50%, 07/25/26	PLN	10,145	1,717,495
2.50%, 07/25/27	PLN	6,652	1,075,612
2.75%, 04/25/28	PLN	7,964	1,266,657
2.75%, 10/25/29	PLN	9,497	1,415,946
3.25%, 07/25/25	PLN	7,437	1,358,276
3.75%, 05/25/27	PLN	5,194	894,505
4.00%, 10/25/23	PLN	5,603	1,136,655

			15,292,256

Romania — 4.4%
Romania Government Bond
2.50%, 10/25/27	RON	4,125	615,168
3.25%, 04/29/24	RON	4,520	843,071
3.25%, 06/24/26	RON	4,980	823,941
3.65%, 07/28/25	RON	5,230	917,542
3.65%, 09/24/31	RON	5,570	754,695
3.70%, 11/25/24	RON	5,070	923,245
4.00%, 10/25/23	RON	4,705	907,688
4.15%, 01/26/28	RON	5,485	879,146
4.15%, 10/24/30	RON	5,270	763,672
4.25%, 06/28/23	RON	4,515	884,414
4.40%, 09/25/23	RON	4,650	903,568
4.50%, 06/17/24	RON	5,675	1,068,204
4.75%, 02/24/25	RON	4,355	798,991
4.75%, 10/11/34	RON	4,000	541,834
4.85%, 04/22/26	RON	5,195	916,023
4.85%, 07/25/29	RON	2,720	430,200
5.00%, 02/12/29	RON	5,180	838,752
5.80%, 07/26/27	RON	5,030	883,775
6.70%, 02/25/32	RON	3,765	642,514

			15,336,443

Serbia — 4.4%
Serbia Treasury Bonds
4.50%, 01/11/26	RSD	742,930	5,784,757

Security	Par (000)		Value

Serbia (continued)
4.50%, 08/20/32	RSD	727,070	$4,692,170
5.88%, 02/08/28	RSD	607,130	4,747,037

			15,223,964

South Africa — 4.3%
Republic of South Africa Government Bond
6.25%, 03/31/36	ZAR	13,084	451,385
6.50%, 02/28/41	ZAR	11,961	394,313
7.00%, 02/28/31	ZAR	19,292	814,250
8.00%, 01/31/30	ZAR	44,391	2,075,413
8.25%, 03/31/32	ZAR	36,360	1,629,689
8.50%, 01/31/37	ZAR	33,196	1,391,317
8.75%, 01/31/44	ZAR	28,956	1,194,883
8.75%, 02/28/48	ZAR	49,439	2,031,491
8.88%, 02/28/35	ZAR	30,362	1,348,431
9.00%, 01/31/40	ZAR	23,026	986,623
10.50%, 12/21/26	ZAR	47,856	2,729,814

			15,047,609

Thailand — 4.4%
Thailand Government Bond
0.75%, 06/17/24	THB	28,861	745,014
0.75%, 09/17/24	THB	32,379	834,146
0.95%, 06/17/25	THB	30,641	780,142
1.00%, 06/17/27	THB	42,114	1,024,334
1.45%, 12/17/24	THB	32,672	847,763
1.59%, 12/17/35	THB	27,727	569,442
1.60%, 12/17/29	THB	23,857	570,140
1.60%, 06/17/35	THB	13,217	274,235
2.00%, 12/17/31	THB	43,831	1,047,273
2.00%, 06/17/42	THB	20,662	388,994
2.13%, 12/17/26	THB	28,426	731,908
2.40%, 12/17/23	THB	24,807	658,051
2.65%, 06/17/28	THB	6,739	175,126
2.88%, 12/17/28	THB	27,520	718,004
2.88%, 06/17/46	THB	24,137	504,938
3.30%, 06/17/38	THB	34,238	834,810
3.40%, 06/17/36	THB	25,786	645,370
3.63%, 06/16/23	THB	21,341	567,913
3.65%, 06/20/31	THB	25,891	703,144
3.78%, 06/25/32	THB	36,169	992,866
3.85%, 12/12/25	THB	30,573	839,647
4.88%, 06/22/29	THB	32,614	948,515

			15,401,775

Turkey — 4.4%
Turkey Government Bond
8.00%, 03/12/25	TRY	20,741	998,374
9.00%, 07/24/24	TRY	26,740	1,341,743
10.40%, 03/20/24	TRY	11,540	589,577
10.50%, 08/11/27	TRY	23,948	1,314,845
10.60%, 02/11/26	TRY	31,857	1,593,342
11.00%, 02/24/27	TRY	20,507	1,119,831
11.70%, 11/13/30	TRY	50,705	3,061,748
12.40%, 03/08/28	TRY	13,076	778,340
12.60%, 10/01/25	TRY	54,054	2,912,616
16.20%, 06/14/23	TRY	29,102	1,584,141

			15,294,557

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security		Par/ Shares (000)	Value

Uruguay — 4.5%
Uruguay Government International Bond
8.25%, 05/21/31	UYU	463,636	$9,507,038
8.50%, 03/15/28(c)	UYU	285,913	6,257,740

			15,764,778

Total Long-Term Investments — 97.8% (Cost: $438,486,617)			338,775,650

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(d)(e)		440	440,000

Total Short-Term Securities — 0.1% (Cost: $440,000)			440,000

Total Investments — 97.9% (Cost: $438,926,617)			339,215,650

Other Assets Less Liabilities — 2.1%			7,309,832

Net Assets — 100.0%			$346,525,482

(a)	Zero-coupon bond.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$1,000,000	$—	$(560,000	)(a)	$—	$—	$440,000	440	$10,026	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Foreign Government Obligations	$—	$338,775,650	$—	$338,775,650
Money Market Funds	440,000	—	—	440,000

	$440,000	$338,775,650	$—	$339,215,650

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds & Notes

Australia — 0.5%
FMG Resources August 2006 Pty Ltd.
4.38%, 04/01/31 (Call 01/01/31)(a)	USD	125	$99,350
4.50%, 09/15/27 (Call 06/15/27)(a)	USD	50	44,645
5.13%, 05/15/24 (Call 02/15/24)(a)(b)	USD	50	48,975
FMG Resources August Pty. Ltd.
5.88%, 04/15/30 (Call 01/15/30)(a)	USD	45	39,937
6.13%, 04/15/32 (Call 01/15/32)(a)	USD	65	57,128
Mineral Resources Ltd.
8.00%, 11/01/27 (Call 11/01/24)(a)	USD	50	49,250
8.13%, 05/01/27 (Call 12/01/22)(a)	USD	50	49,750
8.50%, 05/01/30 (Call 05/01/25)(a)	USD	65	63,960

			452,995

Austria — 0.1%
ams-OSRAM AG, 6.00%, 07/31/25 (Call 11/30/22)(c)	EUR	100	86,505
Wienerberger AG, 2.00%, 05/02/24(c)	EUR	50	47,510

			134,015

Belgium — 0.2%
Ontex Group NV, 3.50%, 07/15/26 (Call 07/15/23)(c)	EUR	100	76,419
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28 (Call 12/01/22)(a)	USD	200	174,767

			251,186

Canada — 3.4%
1011778 BC ULC/New Red Finance Inc.
3.50%, 02/15/29 (Call 02/15/24)(a)	USD	70	58,625
3.88%, 01/15/28 (Call 12/01/22)(a)	USD	145	127,538
4.00%, 10/15/30 (Call 10/15/25)(a)	USD	200	163,250
4.38%, 01/15/28 (Call 12/01/22)(a)	USD	45	39,585
5.75%, 04/15/25 (Call 12/01/22)(a)	USD	40	40,012
1375209 BC Ltd., 9.00%, 01/30/28(b)	USD	155	151,125
Air Canada
3.88%, 08/15/26 (Call 02/15/26)(a)	USD	100	88,163
4.63%, 08/15/29 (Call 02/15/26)(a)	CAD	238	144,843
AutoCanada Inc., 5.75%, 02/07/29(a)	CAD	75	47,161
Bombardier Inc.
6.00%, 02/15/28 (Call 02/15/24)(a)	USD	65	57,931
7.13%, 06/15/26 (Call 06/15/23)(a)	USD	75	70,883
7.50%, 12/01/24 (Call 12/01/22)(a)(b)	USD	70	69,921
7.50%, 03/15/25 (Call 12/01/22)(a)(b)	USD	102	100,447
7.88%, 04/15/27 (Call 12/01/22)(a)	USD	155	147,196
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC
4.88%, 02/15/30 (Call 02/15/25)(a)	USD	50	38,256
6.25%, 09/15/27 (Call 12/01/22)(a)	USD	57	49,733
CES Energy Solutions Corp., 6.38%, 10/21/24	CAD	40	29,074
Crew Energy Inc., 6.50%, 03/14/24(a)	CAD	23	16,724
Emera Inc., Series 16-A, 6.75%, 06/15/76 (Call 06/15/26)(d)	USD	75	69,725
Garda World Security Corp.
4.63%, 02/15/27 (Call 02/15/23)(a)	USD	50	44,610
6.00%, 06/01/29 (Call 06/01/24)(a)	USD	50	38,990
9.50%, 11/01/27 (Call 12/01/22)(a)	USD	50	45,150
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(a)	USD	50	42,402
3.75%, 08/01/25 (Call 12/01/22)(a)	USD	80	75,600
4.00%, 08/01/28 (Call 08/01/23)(a)	USD	60	51,494
4.25%, 06/01/25 (Call 12/01/22)(a)	USD	40	38,100
4.38%, 08/15/29 (Call 08/15/24)(a)(b)	USD	40	33,900
4.75%, 06/15/29 (Call 06/15/24)(a)(b)	USD	60	52,468

Security		Par (000)	Value

Canada (continued)
5.13%, 12/15/26 (Call 12/15/22)(a)	USD	34	$32,385
Kronos Acquisition Holdings Inc./KIK Custom Products Inc.
5.00%, 12/31/26 (Call 06/30/23)(a)	USD	35	31,726
7.00%, 12/31/27 (Call 12/31/23)(a)	USD	45	38,093
Mattamy Group Corp.
4.63%, 03/01/30 (Call 03/01/25)(a)	USD	20	15,744
5.25%, 12/15/27 (Call 12/15/22)(a)(b)	USD	50	42,751
MEG Energy Corp.
5.88%, 02/01/29 (Call 02/01/24)(a)	USD	25	23,875
7.13%, 02/01/27 (Call 02/01/23)(a)	USD	110	111,930
Methanex Corp.
5.13%, 10/15/27 (Call 04/15/27)(b)	USD	50	45,600
5.25%, 12/15/29 (Call 09/15/29)(b)	USD	65	55,840
NOVA Chemicals Corp.
4.25%, 05/15/29 (Call 05/15/24)(a)(b)	USD	32	26,003
4.88%, 06/01/24 (Call 03/03/24)(a)	USD	80	77,527
5.00%, 05/01/25 (Call 01/31/25)(a)	USD	40	38,000
5.25%, 06/01/27 (Call 03/03/27)(a)	USD	100	89,500
NuVista Energy Ltd., 7.88%, 07/23/26(a)	CAD	25	18,561
Open Text Corp.
3.88%, 02/15/28 (Call 02/15/23)(a)(b)	USD	65	55,737
3.88%, 12/01/29 (Call 12/01/24)(a)	USD	60	47,550
Open Text Holdings Inc.
4.13%, 02/15/30 (Call 02/15/25)(a)	USD	65	51,756
4.13%, 12/01/31 (Call 12/01/26)(a)	USD	68	51,460
Parkland Corp.
3.88%, 06/16/26 (Call 06/16/23)(a)	CAD	125	82,234
4.50%, 10/01/29 (Call 10/01/24)(a)	USD	70	58,502
4.63%, 05/01/30 (Call 05/01/25)(a)	USD	55	45,789
5.88%, 07/15/27 (Call 12/01/22)(a)	USD	40	37,834
Superior Plus LP, 4.25%, 05/18/28 (Call 05/18/24)(a)	CAD	50	30,875
Tamarack Valley Energy Ltd., 7.25%, 05/10/27 (Call 05/10/24)(a)	CAD	25	17,153
Telesat Canada/Telesat LLC
4.88%, 06/01/27 (Call 12/01/22)(a)	USD	35	15,794
5.63%, 12/06/26 (Call 12/06/23)(a)	USD	60	27,994
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 12/01/22)(a)	USD	55	45,020
Videotron Ltd.
3.13%, 01/15/31 (Call 01/15/26)	CAD	25	13,693
3.63%, 06/15/28 (Call 06/15/24)(a)	CAD	50	30,967
3.63%, 06/15/29 (Call 06/15/24)(a)(b)	USD	25	21,095
4.50%, 01/15/30 (Call 10/15/24)	CAD	110	68,043
5.13%, 04/15/27 (Call 12/01/22)(a)	USD	60	56,497
5.38%, 06/15/24 (Call 03/15/24)(a)	USD	50	49,558
5.63%, 06/15/25 (Call 03/15/25)	CAD	50	35,949

			3,423,941

Finland — 0.4%
Huhtamaki Oyj, 4.25%, 06/09/27 (Call 03/09/27)(c)	EUR	100	94,943
Nokia OYJ
2.00%, 03/11/26 (Call 12/11/25)(c)	EUR	100	91,244
4.38%, 06/12/27	USD	60	54,960
Teollisuuden Voima OYJ, 2.63%, 03/31/27 (Call 12/31/26)(c)	EUR	150	135,354

			376,501

France — 4.7%
Accor SA, 3.00%, 02/04/26 (Call 11/04/25)(c)	EUR	100	92,800
Adevinta ASA, 2.63%, 11/15/25 (Call 11/15/22)(c)	EUR	100	90,953
Altice France SA, 5.50%, 10/15/29 (Call 10/15/24)(a)	USD	150	114,000

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
Altice France SA/France
2.13%, 02/15/25 (Call 11/30/22)(c)	EUR	100	$86,718
4.13%, 01/15/29 (Call 09/15/23)(c)	EUR	100	75,973
5.13%, 01/15/29 (Call 09/15/23)(a)	USD	25	18,725
5.13%, 07/15/29 (Call 04/15/24)(a)	USD	200	149,705
5.50%, 01/15/28 (Call 12/01/22)(a)	USD	100	79,863
5.88%, 02/01/27 (Call 11/30/22)(c)	EUR	100	85,284
8.13%, 02/01/27 (Call 11/14/22)(a)	USD	150	137,550
Atos SE
1.00%, 11/12/29 (Call 08/12/29)(c)	EUR	100	54,887
2.50%, 11/07/28 (Call 08/07/28)(c)	EUR	100	60,874
Banijay Entertainment SASU, 3.50%, 03/01/25 (Call 11/30/22)(c)	EUR	100	92,702
CAB SELAS, 3.38%, 02/01/28 (Call 02/01/24)(c)	EUR	100	76,816
Casino Guichard Perrachon SA, 5.25%, 04/15/27 (Call 04/15/23)(c)	EUR	100	43,334
Chrome Bidco SASU, 3.50%, 05/31/28 (Call 05/31/24)(c)	EUR	100	79,508
CMA CGM SA, 7.50%, 01/15/26 (Call 01/15/23)(c)	EUR	100	100,569
Electricite de France SA, 5.63%, (Call 01/22/24)(a)(b)(d)(e)	USD	120	105,731
Elis SA, 1.63%, 04/03/28 (Call 01/03/28)(c)	EUR	100	81,844
Emeria SASU, 3.38%, 03/31/28 (Call 03/31/24)(c)	EUR	100	74,706
Faurecia SE
2.38%, 06/15/27 (Call 06/15/23)(c)	EUR	100	80,665
2.63%, 06/15/25 (Call 11/30/22)(c)	EUR	100	92,758
2.75%, 02/15/27 (Call 02/15/24)(c)	EUR	100	84,249
3.13%, 06/15/26 (Call 11/30/22)(c)	EUR	100	91,535
Fnac Darty SA, 2.63%, 05/30/26(c)	EUR	100	89,160
Getlink SE, 3.50%, 10/30/25 (Call 11/30/22)(c)	EUR	100	94,114
Iliad Holding SASU
5.63%, 10/15/28 (Call 10/15/24)(c)	EUR	100	88,501
7.00%, 10/15/28 (Call 10/15/24)(a)	USD	150	135,750
iliad SA
1.50%, 10/14/24 (Call 07/14/24)(c)	EUR	100	94,133
1.88%, 04/25/25 (Call 01/25/25)(c)	EUR	200	183,578
IPD 3 BV, 5.50%, 12/01/25 (Call 12/01/22)(c)	EUR	100	89,945
La Financiere Atalian SASU, 4.00%, 05/15/24 (Call 11/10/22)(c)	EUR	200	185,791
Loxam SAS
3.25%, 01/14/25(c)	EUR	125	113,602
3.75%, 07/15/26(c)	EUR	100	85,834
Lune Holdings Sarl, 5.63%, 11/15/28 (Call 11/15/24)(c)	EUR	100	75,167
Paprec Holding SA, 4.00%, 03/31/25(c)	EUR	100	90,832
Parts Europe SA, 6.50%, 07/16/25(c)	EUR	100	98,489
Picard Groupe SAS, 3.88%, 07/01/26 (Call 07/01/23)(c)	EUR	100	84,707
Quatrim SASU, 5.88%, 01/15/24 (Call 11/10/22)(c)	EUR	100	95,614
RCI Banque SA, 2.63%, 02/18/30 (Call 02/18/25)(c)(d)	EUR	100	85,747
Renault SA
1.00%, 03/08/23 (Call 12/08/22)(c)	EUR	100	97,957
1.13%, 10/04/27 (Call 07/04/27)(c)	EUR	100	78,057
2.38%, 05/25/26 (Call 02/25/26)(c)	EUR	100	87,373
2.50%, 06/02/27 (Call 03/02/27)(c)	EUR	100	83,402
Rexel SA, 2.13%, 12/15/28 (Call 12/15/24)(c)	EUR	100	80,239
SPCM SA, 2.63%, 02/01/29 (Call 09/15/23)(c)	EUR	100	75,819
SPIE SA, 2.63%, 06/18/26 (Call 12/18/25)(c)	EUR	100	91,351
Tereos Finance Groupe, 4.75%, 04/30/27 (Call 04/30/24)(c)	EUR	100	86,309
Valeo
1.50%, 06/18/25 (Call 03/18/25)(c)	EUR	100	90,834
1.63%, 03/18/26 (Call 12/18/25)(c)	EUR	100	89,001
Verallia SA, 1.63%, 05/14/28 (Call 02/14/28)(c)	EUR	100	81,968

			4,685,023

Security		Par (000)	Value

Germany — 3.1%
ADLER Group SA
1.88%, 01/14/26 (Call 10/14/25)(c)	EUR	100	$42,510
2.25%, 04/27/27 (Call 01/27/27)(c)	EUR	100	41,507
3.25%, 08/05/25 (Call 05/05/25)(c)	EUR	100	44,623
Adler Pelzer Holding GmbH, 4.13%, 04/01/24 (Call 11/10/22)(c)	EUR	100	76,241
Bayer AG
3.13%, 11/12/79 (Call 08/12/27)(c)	EUR	100	82,221
3.75%, 07/01/74 (Call 07/01/24)(c)(d)	EUR	100	94,623
5.38%, 03/25/82 (Call 06/25/30)(c)(d)	EUR	100	85,269
Bertelsmann SE & Co. KGaA, 3.50%, 04/23/75 (Call 04/23/27)(c)(d)	EUR	100	85,116
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28 (Call 01/15/24)(c)	EUR	100	83,171
Commerzbank AG
4.00%, 03/30/27(c)	EUR	80	73,811
4.00%, 12/05/30 (Call 09/05/25)(c)(d)	EUR	100	90,609
CT Investment GmbH, 5.50%, 04/15/26 (Call 04/15/23)(c) .	EUR	100	81,107
Deutsche Bank AG/New York NY, 3.73%, 01/14/32 (Call 10/14/30), (SOFR + 2.757%)(d)	USD	100	70,312
Deutsche Lufthansa AG
1.63%, 11/16/23 (Call 10/16/23)(c)	EUR	100	95,520
2.88%, 05/16/27 (Call 02/16/27)(c)	EUR	100	82,373
3.00%, 05/29/26 (Call 03/02/26)(c)	EUR	100	86,553
3.50%, 07/14/29 (Call 04/14/29)(c)	EUR	100	78,055
Douglas GmbH, 6.00%, 04/08/26 (Call 04/15/23)(c)	EUR	100	75,516
Evonik Industries AG, 1.38%, 09/02/81 (Call 09/02/26)(c)(d)	EUR	100	73,617
Gruenenthal GMBH, 4.13%, 05/15/28 (Call 05/15/24)(c)	EUR	100	81,352
Mahle GmbH, 2.38%, 05/14/28 (Call 02/14/28)(c)	EUR	100	69,900
Mercer International Inc., 5.13%, 02/01/29 (Call 02/01/24)	USD	60	50,025
Nidda BondCo GmbH, 5.00%, 09/30/25 (Call 11/30/22)(c)	EUR	100	79,598
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24 (Call 11/10/22)(c)	EUR	100	92,467
ProGroup AG, 3.00%, 03/31/26(c)	EUR	100	86,194
RWE AG, 3.50%, 04/21/75 (Call 04/21/25)(c)(d)	EUR	50	46,857
Schaeffler AG
2.88%, 03/26/27 (Call 12/26/26)(c)	EUR	100	86,828
3.38%, 10/12/28 (Call 07/12/28)(c)	EUR	100	83,386
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26(c)	EUR	88	80,761
thyssenkrupp AG
1.88%, 03/06/23 (Call 02/06/23)(c)	EUR	175	171,147
2.88%, 02/22/24 (Call 11/22/23)(c)	EUR	25	24,048
TK Elevator Holdco GmbH
6.63%, 07/15/28 (Call 07/15/23)(c)	EUR	90	69,573
7.63%, 07/15/28 (Call 07/15/23)(a)(b)	USD	25	20,411
TK Elevator Midco GmbH, 4.38%, 07/15/27 (Call 07/15/23)(c)	EUR	100	83,424
TK Elevator U.S. Newco Inc., 5.25%, 07/15/27 (Call 07/15/23)(a)	USD	100	89,546
ZF Europe Finance BV
2.00%, 02/23/26 (Call 12/23/25)(c)	EUR	100	85,948
3.00%, 10/23/29 (Call 07/23/29)(c)	EUR	100	76,789
ZF Finance GmbH
2.25%, 05/03/28 (Call 02/03/28)(c)	EUR	100	76,687
2.75%, 05/25/27 (Call 02/25/27)(c)	EUR	100	82,317
3.00%, 09/21/25 (Call 06/21/25)(c)	EUR	100	90,550
ZF North America Capital Inc., 4.75%, 04/29/25(a)	USD	75	70,595

			3,141,157

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Gibraltar — 0.1%
888 Acquisitions Ltd., 7.56%, 07/15/27 (Call 07/15/24)(c)	EUR	100	$84,600

Greece — 0.5%
Alpha Bank SA, 2.50%, 03/23/28 (Call 03/23/27)(c)(d)	EUR	100	77,445
Eurobank SA, 2.00%, 05/05/27 (Call 05/05/26)(c)(d)	EUR	100	80,646
National Bank of Greece SA, 2.75%, 10/08/26 (Call 10/08/25)(c)(d)	EUR	150	127,800
Piraeus Bank SA, 3.88%, 11/03/27 (Call 11/03/26)(c)(d)	EUR	100	78,500
Public Power Corp. SA, 3.88%, 03/30/26 (Call 03/30/23)(c)	EUR	100	89,393
Titan Global Finance PLC, 2.38%, 11/16/24(c)	EUR	100	92,901

			546,685

Hong Kong — 0.2%
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 12/01/22)(a)	USD	170	122,081
5.38%, 12/04/29 (Call 12/04/24)(a)(b)	USD	125	69,688
5.75%, 07/21/28 (Call 07/21/23)(a)	USD	25	14,425

			206,194

Ireland — 0.5%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25)(a)(d)	USD	25	22,842
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(b)(d)	USD	75	67,350
AIB Group PLC, 1.88%, 11/19/29 (Call 11/19/24)(c)(d)	EUR	100	88,592
Bank of Ireland Group PLC, 1.38%, 08/11/31 (Call 05/11/26)(c)(d)	EUR	100	80,362
eircom Finance DAC, 3.50%, 05/15/26 (Call 11/30/22)(c)	EUR	125	109,084
Permanent TSB Group Holdings PLC, 5.25%, 06/30/25 (Call 06/30/24)(c)(d)	EUR	100	94,921

			463,151

Israel — 1.4%
Energean Israel Finance Ltd.
4.50%, 03/30/24 (Call 12/30/23)(a)	USD	50	47,801
4.88%, 03/30/26 (Call 12/30/25)(a)	USD	60	54,061
5.38%, 03/30/28 (Call 09/30/27)(a)	USD	45	39,622
5.88%, 03/30/31 (Call 09/30/30)(a)	USD	60	50,858
Leviathan Bond Ltd.
6.13%, 06/30/25 (Call 03/30/25)(a)	USD	45	42,806
6.50%, 06/30/27 (Call 12/30/26)(a)	USD	55	51,168
6.75%, 06/30/30 (Call 12/30/29)(a)	USD	40	35,814
Teva Pharmaceutical Finance Netherlands II BV
1.25%, 03/31/23 (Call 12/31/22)(c)	EUR	100	97,546
1.63%, 10/15/28(c)	EUR	100	71,981
3.75%, 05/09/27 (Call 02/09/27)	EUR	100	86,195
4.38%, 05/09/30 (Call 02/09/30)	EUR	150	119,198
6.00%, 01/31/25 (Call 10/31/24)	EUR	100	97,578
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	USD	275	232,375
4.75%, 05/09/27 (Call 02/09/27)	USD	75	66,000
5.13%, 05/09/29 (Call 02/09/29)(b)	USD	100	85,891
6.00%, 04/15/24 (Call 01/15/24)(b)	USD	150	148,500
6.75%, 03/01/28 (Call 12/01/27)(b)	USD	100	94,377

			1,421,771

Italy — 4.2%
Atlantia SpA
1.88%, 07/13/27 (Call 04/13/27)(c)	EUR	100	81,051
1.88%, 02/12/28 (Call 11/12/27)(c)	EUR	100	77,807
Azzurra Aeroporti SpA, 2.63%, 05/30/27 (Call 02/28/27)(c)	EUR	100	86,357
Banca Monte dei Paschi di Siena SpA
3.63%, 09/24/24(c)	EUR	100	92,245
10.50%, 07/23/29(c)	EUR	100	81,672

Security		Par (000)	Value

Italy (continued)
Banca Popolare di Sondrio SCPA, 2.38%, 04/03/24(c)	EUR	100	$95,621
Banco BPM SpA
0.88%, 07/15/26(c)	EUR	100	84,255
1.75%, 01/28/25(c)	EUR	100	92,091
3.25%, 01/14/31 (Call 01/14/26)(c)(d)	EUR	100	82,923
6.00%, 09/13/26(c)	EUR	150	149,811
BPER Banca
1.38%, 03/31/27 (Call 03/31/26)(c)(d)	EUR	100	83,603
3.38%, 06/30/25 (Call 05/31/24)(c)(d)	EUR	100	95,668
Centurion Bidco SpA, 5.88%, 09/30/26 (Call 11/03/22)(c)	EUR	100	87,060
doValue SpA, 3.38%, 07/31/26 (Call 07/31/23)(c)	EUR	100	81,147
Esselunga SpA, 1.88%, 10/25/27 (Call 07/25/27)(c)	EUR	100	87,719
Guala Closures SpA, 3.25%, 06/15/28 (Call 06/15/24)(c)	EUR	100	79,880
Iccrea Banca SpA, 4.75%, 01/18/32 (Call 10/18/26)(c)(d)	EUR	100	79,439
IMA Industria Macchine Automatiche SpA, 3.75%, 01/15/28 (Call 01/15/23)(c)	EUR	100	80,681
Infrastrutture Wireless Italiane SpA, 1.88%, 07/08/26 (Call 04/08/26)(c)	EUR	100	87,841
Intesa Sanpaolo SpA
3.93%, 09/15/26(c)	EUR	100	94,904
4.20%, 06/01/32 (Call 06/01/31)(a)(d)	USD	60	40,908
5.15%, 06/10/30(c)	GBP	100	88,270
5.71%, 01/15/26(a)	USD	225	207,506
5.88%, 03/04/29 (Call 03/04/24)(c)(d)	EUR	100	98,675
6.63%, 09/13/23(c)	EUR	100	100,692
Leonardo SpA, 1.50%, 06/07/24 (Call 03/07/24)(c)	EUR	100	95,005
Lottomatica SpA/Roma, 5.13%, 07/15/25 (Call 11/10/22)(c)	EUR	100	91,538
Nexi SpA, 1.63%, 04/30/26 (Call 01/30/26)(c)	EUR	100	87,899
Saipem Finance International BV
2.63%, 01/07/25(c)	EUR	100	92,250
3.13%, 03/31/28 (Call 12/31/27)(c)	EUR	100	75,933
Telecom Italia SpA/Milano
1.63%, 01/18/29 (Call 10/18/28)(c)	EUR	100	71,083
2.50%, 07/19/23(c)	EUR	100	96,839
2.75%, 04/15/25 (Call 01/15/25)(c)	EUR	100	90,125
3.00%, 09/30/25(c)	EUR	100	89,056
3.63%, 05/25/26(c)	EUR	200	175,769
4.00%, 04/11/24 (Call 01/11/24)(c)	EUR	100	95,982
5.30%, 05/30/24(a)	USD	120	113,100
UniCredit SpA
2.00%, 09/23/29 (Call 09/23/24)(c)(d)	EUR	200	176,050
2.73%, 01/15/32 (Call 01/15/27)(c)(d)	EUR	200	161,018
5.46%, 06/30/35 (Call 06/30/30)(a)(d)	USD	110	81,420
5.86%, 06/19/32 (Call 06/19/27)(a)(b)(d)	USD	75	62,202
7.30%, 04/02/34 (Call 04/02/29)(a)(d)	USD	100	86,607
Verde Bidco SpA, 4.63%, 10/01/26 (Call 10/01/23)(c)	EUR	100	78,868
Webuild SpA, 1.75%, 10/26/24(c)	EUR	100	83,225

			4,221,795

Japan — 0.4%
Rakuten Group Inc.
5.13%, (Call 04/22/26)(a)(b)(d)(e)	USD	60	44,744
6.25%, (Call 04/22/31)(a)(b)(d)(e)	USD	85	58,070
SoftBank Group Corp.
2.13%, 07/06/24 (Call 04/06/24)(c)	EUR	100	92,252
3.13%, 09/19/25 (Call 06/21/25)(c)	EUR	150	130,379
5.00%, 04/15/28 (Call 01/16/28)(c)	EUR	100	81,778

			407,223

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Jersey — 0.1%
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(a)(b)	USD	75	$72,000

Luxembourg — 1.4%
Albion Financing 1 SARL/Aggreko Holdings Inc., 6.13%, 10/15/26 (Call 10/15/23)(a)	USD	90	76,140
Altice Financing SA
4.25%, 08/15/29 (Call 08/15/24)(c)	EUR	100	75,096
5.00%, 01/15/28 (Call 01/15/23)(a)	USD	50	39,774
5.75%, 08/15/29 (Call 08/15/24)(a)	USD	200	157,500
Altice Finco SA, 4.75%, 01/15/28 (Call 11/30/22)(c)	EUR	100	68,454
Altice France Holding SA
4.00%, 02/15/28 (Call 02/15/23)(c)	EUR	100	60,994
6.00%, 02/15/28 (Call 02/15/23)(a)(b)	USD	50	32,357
8.00%, 05/15/27 (Call 11/10/22)(c)	EUR	100	71,454
10.50%, 05/15/27 (Call 11/14/22)(a)	USD	150	116,796
Cidron Aida Finco Sarl, 5.00%, 04/01/28 (Call 04/01/24)(c)	EUR	100	77,218
Garfunkelux Holdco 3 SA, 6.75%, 11/01/25 (Call 11/30/22)(c)	EUR	100	70,480
INEOS Finance PLC, 2.88%, 05/01/26 (Call 11/10/22)(c)	EUR	100	87,692
Loarre Investments Sarl, 6.50%, 05/15/29 (Call 05/15/25)(c)	EUR	100	92,311
Matterhorn Telecom SA, 4.00%, 11/15/27(c)	EUR	100	87,173
Mytilineos Financial Partners SA, 2.50%, 12/01/24 (Call 06/01/24)(c)	EUR	100	94,511
Summer BC Holdco B Sarl, 5.75%, 10/31/26 (Call 11/30/22)(c)	EUR	100	85,337
Swissport Investments SA, 6.75%, 12/15/21(c)(f)(g)	EUR	100	1
Vivion Investments Sarl, 3.00%, 08/08/24(c)	EUR	100	84,345

			1,377,633

Macau — 0.4%
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(a)	USD	75	56,250
5.25%, 06/18/25 (Call 11/11/22)(a)	USD	25	20,009
5.88%, 05/15/26 (Call 11/11/22)(a)	USD	50	38,356
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/24)(a)(b)	USD	100	42,450
6.50%, 01/15/28 (Call 07/15/23)(a)(b)	USD	60	27,097
Wynn Macau Ltd.
5.13%, 12/15/29 (Call 12/15/24)(a)	USD	125	75,625
5.50%, 01/15/26 (Call 12/01/22)(a)	USD	50	34,750
5.50%, 10/01/27 (Call 12/01/22)(a)	USD	50	32,238
5.63%, 08/26/28 (Call 08/26/23)(a)	USD	125	76,250

			403,025

Netherlands — 1.6%
Intertrust Group BV, 3.38%, 11/15/25 (Call 11/15/22)(c)	EUR	100	98,180
Lincoln Financing Sarl, 3.63%, 04/01/24 (Call 11/30/22)(c)	EUR	125	119,116
Nobian Finance BV, 3.63%, 07/15/26 (Call 07/15/23)(c)	EUR	100	74,749
PPF Telecom Group BV, 3.25%, 09/29/27 (Call 06/29/27)(c)	EUR	175	148,664
Q-Park Holding I BV, 2.00%, 03/01/27 (Call 03/01/23)(c)	EUR	150	117,060
Sigma Holdco BV, 5.75%, 05/15/26 (Call 11/10/22)(c)	EUR	100	59,708
Trivium Packaging Finance BV
3.75%, 08/15/26 (Call 11/30/22)(c)	EUR	100	88,519
8.50%, 08/15/27 (Call 11/11/22)(a)(b)	USD	125	118,572
United Group BV
3.63%, 02/15/28 (Call 02/15/23)(c)	EUR	100	70,883
4.00%, 11/15/27 (Call 11/15/23)(c)	EUR	100	71,992
4.63%, 08/15/28 (Call 08/15/24)(c)	EUR	100	70,951
UPC Holding BV, 3.88%, 06/15/29 (Call 11/30/22)(c)	EUR	100	79,325

Security		Par (000)	Value

Netherlands (continued)
VZ Secured Financing BV, 5.00%, 01/15/32 (Call 01/15/27)(a)	USD	100	$79,650
WP/AP Telecom Holdings IV BV, 3.75%, 01/15/29 (Call 01/15/25)(c)	EUR	100	82,898
Ziggo Bond Co. BV
3.38%, 02/28/30 (Call 02/15/25)(c)	EUR	100	72,560
5.13%, 02/28/30 (Call 02/15/25)(a)	USD	25	19,715
Ziggo BV
2.88%, 01/15/30 (Call 10/15/24)(c)	EUR	100	76,649
4.88%, 01/15/30 (Call 10/15/24)(a)	USD	150	126,341

			1,575,532

Panama — 0.1%
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 11/11/22)(a)(b)	USD	100	86,965

Portugal — 0.3%
Banco Comercial Portugues SA
3.87%, 03/27/30 (Call 03/27/25)(c)(d)	EUR	100	71,951
8.50%, 10/25/25	EUR	100	100,113
EDP - Energias de Portugal SA
1.50%, 03/14/82 (Call 12/14/26)(c)(d)	EUR	100	77,492
1.88%, 08/02/81 (Call 05/02/26)(c)(d)	EUR	100	81,434

			330,990

Singapore — 0.2%
Puma International Financing SA, 5.13%, 10/06/24 (Call 11/11/22)(a)	USD	200	187,856

Spain — 2.1%
Abanca Corp. Bancaria SA, 4.63%, 04/07/30 (Call 04/07/25)(c)(d)	EUR	100	88,561
Banco de Credito Social Cooperativo SA, 1.75%, 03/09/28 (Call 03/09/27)(c)(d)	EUR	100	73,702
Banco de Sabadell SA
1.75%, 05/10/24(c)	EUR	100	94,144
2.63%, 03/24/26 (Call 03/24/25)(c)(d)	EUR	100	91,686
5.38%, 09/08/26 (Call 09/08/25)(c)(d)	EUR	100	97,161
5.38%, 12/12/28 (Call 12/12/23)(c)(d)	EUR	100	96,849
Cellnex Finance Co. SA
0.75%, 11/15/26 (Call 08/15/26)(c)	EUR	100	82,928
1.00%, 09/15/27 (Call 06/15/27)(c)	EUR	100	79,899
2.00%, 09/15/32 (Call 06/15/32)(c)	EUR	100	69,463
2.00%, 02/15/33 (Call 11/15/32)(c)	EUR	100	68,228
2.25%, 04/12/26 (Call 01/12/26)(c)	EUR	100	89,817
Cellnex Telecom SA
1.75%, 10/23/30 (Call 07/23/30)(c)	EUR	200	146,257
2.88%, 04/18/25 (Call 01/18/25)(c)	EUR	100	94,983
Cirsa Finance International Sarl, 4.50%, 03/15/27 (Call 09/15/23)(c)	EUR	100	81,709
ContourGlobal Power Holdings SA, 2.75%, 01/01/26 (Call 01/01/23)(c)	EUR	100	80,840
eDreams ODIGEO SA, 5.50%, 07/15/27(c)	EUR	100	77,711
Grifols Escrow Issuer SA, 3.88%, 10/15/28 (Call 10/15/24)(c)	EUR	125	93,679
Grifols SA
1.63%, 02/15/25 (Call 11/30/22)(c)	EUR	100	89,874
3.20%, 05/01/25 (Call 11/30/22)(c)	EUR	100	87,643
Ibercaja Banco SA, 2.75%, 07/23/30 (Call 07/23/25)(c)(d)	EUR	100	80,307
Kaixo Bondco Telecom SA, 5.13%, 09/30/29 (Call 09/30/24)(c)	EUR	100	79,273
Lorca Telecom Bondco SA, 4.00%, 09/18/27 (Call 09/30/23)(c)	EUR	150	129,920

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
Repsol International Finance BV, 4.50%, 03/25/75 (Call 03/25/25)(c)(d)	EUR	100	$94,165
Unicaja Banco SA, 3.13%, 07/19/32 (Call 01/19/27)(c)(d)	EUR	100	71,790

			2,140,589

Sweden — 0.7%
Dometic Group AB, 2.00%, 09/29/28 (Call 06/29/28)(c)	EUR	100	70,400
Heimstaden AB, 4.25%, 03/09/26 (Call 12/09/25)(c)	EUR	100	72,734
Intrum AB
3.50%, 07/15/26 (Call 11/10/22)(c)	EUR	200	160,542
4.88%, 08/15/25(c)	EUR	100	88,948
Verisure Holding AB
3.88%, 07/15/26 (Call 11/30/22)(c)	EUR	100	88,119
9.25%, 10/15/27 (Call 10/15/24)(c)	EUR	100	101,606
Verisure Midholding AB, 5.25%, 02/15/29 (Call 02/15/24)(c)	EUR	100	75,627
Volvo Car AB, 2.00%, 01/24/25 (Call 10/24/24)(c)	EUR	100	93,186

			751,162

Switzerland — 0.4%
Dufry One BV
2.50%, 10/15/24 (Call 11/30/22)(c)	EUR	100	94,275
3.38%, 04/15/28 (Call 04/15/24)(c)	EUR	100	81,133
SIG Combibloc Purchase Co. Sarl, 2.13%, 06/18/25 (Call 03/18/25)(c)	EUR	100	91,560
Transocean Inc., 7.50%, 01/15/26 (Call 11/11/22)(a)	USD	25	21,326
VistaJet Malta Finance PLC/XO Management Holding Inc.
6.38%, 02/01/30 (Call 02/01/25)(a)(b)	USD	95	79,325
7.88%, 05/01/27 (Call 05/01/24)(a)(b)	USD	25	22,650

			390,269

United Kingdom — 5.1%
B&M European Value Retail SA, 3.63%, 07/15/25(c)	GBP	100	97,719
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28 (Call 11/30/24)(c)	EUR	150	121,938
Bellis Acquisition Co. PLC, 3.25%, 02/16/26 (Call 02/24/23)(c)	GBP	175	162,987
Bellis Finco PLC, 4.00%, 02/16/27 (Call 02/24/23)(c)	GBP	100	79,491
British Telecommunications PLC
4.25%, 11/23/81 (Call 11/23/26)(a)(b)(d)	USD	50	42,044
4.88%, 11/23/81 (Call 08/23/31)(a)(d)	USD	45	35,946
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 12/01/22)(a)	USD	175	164,500
Constellation Automotive Financing PLC, 4.88%, 07/15/27 (Call 07/15/23)(c)	GBP	100	73,730
Deuce Finco PLC, 5.50%, 06/15/27 (Call 06/15/23)(c)	GBP	100	87,442
eG Global Finance PLC
4.38%, 02/07/25 (Call 11/30/22)(c)	EUR	100	84,423
6.75%, 02/07/25 (Call 11/11/22)(a)	USD	100	90,611
Heathrow Finance PLC, 3.88%, 03/01/27(c)(h)	GBP	100	92,005
Iceland Bondco PLC, 4.63%, 03/15/25 (Call 11/10/22)(c)	GBP	100	90,030
INEOS Quattro Finance 1 PLC, 3.75%, 07/15/26 (Call 01/15/23)(c)	EUR	100	77,403
INEOS Quattro Finance 2 PLC, 2.50%, 01/15/26 (Call 01/15/23)(c)	EUR	100	82,276
International Consolidated Airlines Group SA, 3.75%, 03/25/29 (Call 12/25/28)(c)	EUR	100	72,722
Jaguar Land Rover Automotive PLC
4.50%, 01/15/26 (Call 10/15/25)(c)	EUR	100	83,768
5.88%, 01/15/28 (Call 01/15/24)(a)	USD	180	133,290
6.88%, 11/15/26 (Call 08/15/26)(c)	EUR	100	84,703
Jerrold Finco PLC, 4.88%, 01/15/26 (Call 11/30/22)(c)	GBP	100	94,278
Kane Bidco Ltd., 6.50%, 02/15/27 (Call 02/15/24)(c)	GBP	100	91,656

Security		Par (000)	Value

United Kingdom (continued)
Market Bidco Finco PLC, 5.50%, 11/04/27 (Call 11/04/24)(c)	GBP	100	$86,450
Motion Finco Sarl, 7.00%, 05/15/25 (Call 11/30/22)(c)	EUR	100	96,693
NGG Finance PLC
1.63%, 12/05/79 (Call 09/05/24)(c)(d)	EUR	100	89,517
5.63%, 06/18/73 (Call 06/18/25)(c)(d)	GBP	100	104,108
Nomad Foods Bondco PLC, 2.50%, 06/24/28 (Call 06/24/24)(c)	EUR	100	78,532
Ocado Group PLC, 3.88%, 10/08/26 (Call 10/08/23)(c)	GBP	100	83,161
Odeon Finco PLC, 12.75%, 11/01/27	USD	50	44,688
PeopleCert Wisdom Issuer PLC, 5.75%, 09/15/26 (Call 09/15/23)(c)	EUR	100	88,529
Pinewood Finance Co. Ltd., 3.25%, 09/30/25(c)	GBP	100	99,615
Pinnacle Bidco PLC, 5.50%, 02/15/25 (Call 11/30/22)(c)	EUR	100	89,059
Playtech PLC, 4.25%, 03/07/26 (Call 11/30/22)(c)	EUR	100	91,415
Punch Finance PLC, 6.13%, 06/30/26 (Call 06/30/23)(c)	GBP	100	99,280
Rolls-Royce PLC
1.63%, 05/09/28 (Call 02/09/28)(c)	EUR	100	73,784
3.38%, 06/18/26	GBP	100	93,480
4.63%, 02/16/26 (Call 11/16/25)(c)	EUR	100	94,042
5.75%, 10/15/27 (Call 07/15/27)(a)	USD	125	113,307
Sherwood Financing PLC, 4.50%, 11/15/26 (Call 11/15/23)(c)	EUR	100	69,566
Stonegate Pub Co. Financing 2019 PLC, 8.25%, 07/31/25 (Call 11/30/22)(c)	GBP	100	103,348
Thames Water Utilities Finance PLC, 2.88%, 05/03/27(c)	GBP	100	96,343
Very Group Funding PLC (The), 6.50%, 08/01/26 (Call 08/01/23)(c)	GBP	100	77,979
Victoria PLC, 3.63%, 08/24/26 (Call 02/28/23)(c)	EUR	100	75,957
Virgin Media Finance PLC, 5.00%, 07/15/30 (Call 07/15/25)(a)(b)	USD	75	60,825
Virgin Media Secured Finance PLC
4.25%, 01/15/30 (Call 10/15/24)(c)	GBP	150	136,269
4.50%, 08/15/30 (Call 08/15/25)(a)	USD	75	62,292
5.50%, 05/15/29 (Call 05/15/24)(a)(b)	USD	100	91,000
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28 (Call 07/15/23)(c)	GBP	100	90,907
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (Call 07/15/23)(a)	USD	25	21,133
Vmed O2 UK Financing I PLC
3.25%, 01/31/31 (Call 01/31/26)(c)	EUR	150	120,521
4.25%, 01/31/31 (Call 01/31/26)(a)	USD	100	79,831
4.75%, 07/15/31 (Call 07/15/26)(a)	USD	150	121,222
Vodafone Group PLC
2.63%, 08/27/80 (Call 05/27/26)(c)(d)	EUR	100	86,136
3.00%, 08/27/80 (Call 05/27/30)(c)(d)	EUR	100	76,237
3.25%, 06/04/81 (Call 06/04/26)(d)	USD	40	32,066
4.13%, 06/04/81 (Call 03/04/31)(d)	USD	85	60,630
7.00%, 04/04/79 (Call 01/04/29)(d)	USD	145	138,533
Zenith Finco PLC, 6.50%, 06/30/27 (Call 01/28/24)(c)	GBP	100	85,702

			5,055,119

United States — 64.7%
Acrisure LLC/Acrisure Finance Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)	USD	45	36,790
6.00%, 08/01/29 (Call 08/01/24)(a)	USD	35	28,783
7.00%, 11/15/25 (Call 12/01/22)(a)(b)	USD	65	61,507
10.13%, 08/01/26 (Call 12/01/22)(a)	USD	50	49,438
AdaptHealth LLC
4.63%, 08/01/29 (Call 02/01/24)(a)(b)	USD	25	21,292
5.13%, 03/01/30 (Call 03/01/25)(a)	USD	60	52,050

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
ADT Security Corp. (The), 4.13%, 08/01/29 (Call 08/01/28)(a)	USD	75	$64,285
AG Issuer LLC, 6.25%, 03/01/28 (Call 03/01/23)(a)	USD	50	46,834
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27 (Call 09/30/24)(a)	USD	40	40,150
Albertsons Companies Inc./Safeway Inc./New
Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 12/01/22)(a)	USD	70	63,000
3.50%, 03/15/29 (Call 09/15/23)(a)	USD	100	82,750
4.63%, 01/15/27 (Call 01/15/23)(a)	USD	95	87,875
4.88%, 02/15/30 (Call 02/15/25)(a)	USD	75	66,562
5.88%, 02/15/28 (Call 12/01/22)(a)	USD	75	70,553
7.50%, 03/15/26 (Call 12/01/22)(a)(b)	USD	50	51,213
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 10/15/23)(a)	USD	65	58,782
5.88%, 11/01/29 (Call 11/01/24)(a)	USD	30	25,436
6.75%, 10/15/27 (Call 12/01/22)(a)	USD	105	95,812
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.00%, 06/01/29 (Call 06/01/24)(a)(b)	USD	75	52,575
6.63%, 07/15/26 (Call 12/01/22)(a)	USD	170	162,562
9.75%, 07/15/27 (Call 12/01/22)(a)(b)	USD	65	56,512
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28 (Call 06/01/24)(a)	USD	175	145,398
Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl, 3.63%, 06/01/28 (Call 06/01/24)(c)	EUR	100	78,464
Allison Transmission Inc.
3.75%, 01/30/31 (Call 01/30/26)(a)	USD	85	67,678
4.75%, 10/01/27 (Call 11/14/22)(a)	USD	25	22,969
5.88%, 06/01/29 (Call 06/01/24)(a)	USD	45	41,963
Ally Financial Inc., 5.75%, 11/20/25 (Call 10/21/25)(b)	USD	80	77,440
AMC Entertainment Holdings Inc., 7.50%, 02/15/29 (Call 02/15/25)(a)(b)	USD	80	55,000
AMC Networks Inc.
4.25%, 02/15/29 (Call 02/15/24)(b)	USD	85	65,625
4.75%, 08/01/25 (Call 12/01/22)	USD	60	54,975
5.00%, 04/01/24 (Call 12/01/22)	USD	41	40,016
American Airlines Group Inc., 3.75%, 03/01/25(a)(b)	USD	40	35,078
American Airlines Inc., 11.75%, 07/15/25(a)(b)	USD	190	208,051
American Airlines Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/26(a)	USD	280	266,000
5.75%, 04/20/29(a)	USD	255	232,050
American Axle & Manufacturing Inc.
5.00%, 10/01/29 (Call 10/01/24)(b)	USD	60	48,845
6.50%, 04/01/27 (Call 12/01/22)(b)	USD	35	32,270
6.88%, 07/01/28 (Call 07/01/23)	USD	25	22,685
American Builders & Contractors Supply Co. Inc.
3.88%, 11/15/29 (Call 11/15/24)(a)(b)	USD	25	20,535
4.00%, 01/15/28 (Call 01/15/23)(a)	USD	65	57,362
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	USD	75	71,989
5.63%, 05/20/24 (Call 03/20/24)	USD	35	34,203
5.75%, 05/20/27 (Call 02/20/27)	USD	25	23,029
5.88%, 08/20/26 (Call 05/20/26)	USD	60	56,147
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/29 (Call 06/15/24)(a)	USD	70	63,861
5.75%, 03/01/27 (Call 11/16/22)(a)	USD	60	57,138
5.75%, 01/15/28 (Call 01/15/23)(a)	USD	55	51,948

Security		Par (000)	Value

United States (continued)
7.88%, 05/15/26 (Call 05/15/23)(a)	USD	25	$25,481
Antero Resources Corp.
5.38%, 03/01/30 (Call 03/01/25)(a)	USD	60	55,524
7.63%, 02/01/29 (Call 02/01/24)(a)	USD	21	21,429
Apache Corp., 4.25%, 01/15/30 (Call 10/15/29)	USD	45	40,211
APX Group Inc.
5.75%, 07/15/29 (Call 07/15/24)(a)(b)	USD	65	51,362
6.75%, 02/15/27 (Call 02/15/23)(a)	USD	55	52,869
Aramark Services Inc.
5.00%, 04/01/25 (Call 12/01/22)(a)	USD	70	67,643
5.00%, 02/01/28 (Call 02/01/23)(a)(b)	USD	70	63,889
6.38%, 05/01/25 (Call 12/01/22)(a)(b)	USD	120	118,995
Arches Buyer Inc.
4.25%, 06/01/28 (Call 12/01/23)(a)	USD	55	45,095
6.13%, 12/01/28 (Call 12/01/23)(a)(b)	USD	50	38,406
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (Call 04/01/23)(a)	USD	50	46,495
6.88%, 04/01/27 (Call 12/01/22)(a)	USD	40	38,231
Arconic Corp.
6.00%, 05/15/25 (Call 12/01/22)(a)	USD	45	44,429
6.13%, 02/15/28 (Call 02/15/23)(a)(b)	USD	90	84,364
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
2.00%, 09/01/28 (Call 05/15/24)(c)	EUR	100	75,775
3.25%, 09/01/28 (Call 05/15/24)(a)	USD	75	61,358
4.00%, 09/01/29 (Call 05/15/24)(a)(b)	USD	50	38,063
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
2.13%, 08/15/26 (Call 11/30/22)(c)	EUR	100	80,518
4.75%, 07/15/27 (Call 11/10/22)(c)	GBP	100	74,235
5.25%, 04/30/25 (Call 12/01/22)(a)	USD	50	47,232
5.25%, 08/15/27 (Call 12/01/22)(a)	USD	225	158,062
Asbury Automotive Group Inc.
4.50%, 03/01/28 (Call 03/01/23)(b)	USD	25	21,586
4.63%, 11/15/29 (Call 11/15/24)(a)	USD	60	49,428
4.75%, 03/01/30 (Call 03/01/25)	USD	25	20,564
5.00%, 02/15/32 (Call 11/15/26)(a)(b)	USD	60	48,375
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.88%, 06/30/29 (Call 09/01/24)(a)(b)	USD	40	35,415
7.00%, 11/01/26 (Call 12/01/22)(a)	USD	50	49,250
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 04/01/30 (Call 04/01/25)(a)	USD	30	22,238
ASP Unifrax Holdings Inc
5.25%, 09/30/28 (Call 09/30/24)(a)	USD	35	27,987
7.50%, 09/30/29 (Call 09/30/24)(a)	USD	50	33,742
AssuredPartners Inc., 5.63%, 01/15/29 (Call 12/15/23)(a)	USD	50	41,125
Audacy Capital Corp.
6.50%, 05/01/27 (Call 11/16/22)(a)	USD	25	7,325
6.75%, 03/31/29 (Call 03/31/24)(a)	USD	25	7,100
Avantor Funding Inc.
2.63%, 11/01/25 (Call 11/10/22)(c)	EUR	100	91,759
3.88%, 11/01/29 (Call 11/01/24)(a)(b)	USD	60	50,772
4.63%, 07/15/28 (Call 07/15/23)(a)(b)	USD	130	116,810
Avaya Inc., 6.13%, 09/15/28 (Call 09/15/23)(a)	USD	85	36,593
Avient Corp.
5.75%, 05/15/25 (Call 12/01/22)(a)	USD	50	48,733
7.13%, 08/01/30 (Call 08/01/25)(a)	USD	50	47,821
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
4.75%, 04/01/28 (Call 04/01/24)(a)(b)	USD	50	43,466
5.38%, 03/01/29 (Call 03/01/24)(a)(b)	USD	40	34,960
5.75%, 07/15/27 (Call 12/01/22)(a)(b)	USD	40	36,480

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Avis Budget Finance PLC, 4.75%, 01/30/26(c)	EUR	100	$92,213
Axalta Coating Systems LLC, 3.38%, 02/15/29 (Call 02/15/24)(a)(b)	USD	75	61,943
B&G Foods Inc.
5.25%, 04/01/25 (Call 12/01/22)	USD	75	68,222
5.25%, 09/15/27 (Call 12/01/22)(b)	USD	55	46,159
Ball Corp.
2.88%, 08/15/30 (Call 05/15/30)(b)	USD	100	77,750
3.13%, 09/15/31 (Call 06/15/31)	USD	90	68,935
4.00%, 11/15/23	USD	75	73,533
4.38%, 12/15/23	EUR	100	98,996
4.88%, 03/15/26 (Call 12/15/25)	USD	45	43,179
5.25%, 07/01/25	USD	85	83,896
Bath & Body Works Inc.
5.25%, 02/01/28(b)	USD	40	35,328
6.63%, 10/01/30 (Call 10/01/25)(a)	USD	80	71,120
7.50%, 06/15/29 (Call 06/15/24)(b)	USD	40	37,791
Bausch Health Cos. Inc.
4.88%, 06/01/28 (Call 06/01/24)(a)	USD	125	76,562
5.25%, 01/30/30 (Call 01/30/25)(a)	USD	12	4,650
5.50%, 11/01/25 (Call 12/01/22)(a)	USD	120	96,207
5.75%, 08/15/27 (Call 11/16/22)(a)(b)	USD	50	31,828
6.13%, 02/01/27 (Call 02/01/24)(a)	USD	80	52,416
11.00%, 09/30/28(b)	USD	279	216,922
14.00%, 10/15/30	USD	44	25,190
Belden Inc., 3.88%, 03/15/28 (Call 03/15/23)(c)	EUR	150	131,123
Berry Global Inc., 5.63%, 07/15/27 (Call 12/01/22)(a)(b)	USD	30	28,425
Black Knight InfoServ LLC, 3.63%, 09/01/28 (Call 09/01/23)(a)	USD	100	86,911
Block Inc.
2.75%, 06/01/26 (Call 05/01/26)	USD	75	67,126
3.50%, 06/01/31 (Call 03/01/31)(b)	USD	80	64,387
Booz Allen Hamilton Inc.
3.88%, 09/01/28 (Call 09/01/23)(a)	USD	50	44,054
4.00%, 07/01/29 (Call 07/01/24)(a)	USD	50	43,929
Boxer Parent Co. Inc., 6.50%, 10/02/25 (Call 11/30/22)(c)	EUR	100	92,558
Boyd Gaming Corp.
4.75%, 12/01/27 (Call 12/01/22)(b)	USD	75	68,670
4.75%, 06/15/31 (Call 06/15/26)(a)	USD	65	55,006
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 12/01/22)(a)(b)	USD	80	57,600
Brink’s Co. (The), 5.50%, 07/15/25 (Call 12/01/22)(a)	USD	65	63,187
Brookfield Property Finance ULC, 4.00%, 09/30/26 (Call 08/30/26)	CAD	125	82,000
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27 (Call 10/01/23)(a)	USD	70	59,325
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	USD	50	43,860
4.13%, 03/01/25 (Call 02/01/25)(a)	USD	25	23,563
4.13%, 12/01/27 (Call 09/01/27)	USD	35	30,282
4.50%, 03/01/28 (Call 12/01/27)(a)	USD	50	43,608
Builders FirstSource Inc.
4.25%, 02/01/32 (Call 08/01/26)(a)	USD	90	71,201
5.00%, 03/01/30 (Call 03/01/25)(a)	USD	50	43,016
6.38%, 06/15/32 (Call 06/15/27)(a)	USD	55	50,579
Caesars Entertainment Inc.
4.63%, 10/15/29 (Call 10/15/24)(a)(b)	USD	90	72,000
6.25%, 07/01/25 (Call 11/14/22)(a)	USD	280	273,350
8.13%, 07/01/27 (Call 07/01/23)(a)(b)	USD	160	155,507

Security		Par (000)	Value

United States (continued)
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 11/14/22)(a)	USD	85	$82,879
Callon Petroleum Co.
7.50%, 06/15/30 (Call 06/15/25)(a)	USD	50	47,490
8.00%, 08/01/28 (Call 08/01/24)(a)(b)	USD	50	49,751
Calpine Corp.
3.75%, 03/01/31 (Call 03/01/26)(a)	USD	75	61,568
4.50%, 02/15/28 (Call 02/15/23)(a)	USD	105	94,369
4.63%, 02/01/29 (Call 02/01/24)(a)	USD	40	33,460
5.00%, 02/01/31 (Call 02/01/26)(a)(b)	USD	65	54,776
5.13%, 03/15/28 (Call 03/15/23)(a)(b)	USD	100	88,492
5.25%, 06/01/26 (Call 12/01/22)(a)	USD	47	44,765
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25 (Call 12/01/22)(a)	USD	45	46,855
Camelot Return Merger Sub Inc., 8.75%, 08/01/28 (Call 08/01/24)(a)	USD	60	49,950
Carnival PLC, 1.00%, 10/28/29 (Call 07/28/29)	EUR	100	41,104
Carvana Co.
4.88%, 09/01/29 (Call 09/01/24)(a)	USD	50	22,125
5.50%, 04/15/27 (Call 04/15/24)(a)(b)	USD	70	33,673
5.63%, 10/01/25 (Call 11/14/22)(a)(b)	USD	55	36,025
5.88%, 10/01/28 (Call 10/01/23)(a)	USD	50	23,000
10.25%, 05/01/30 (Call 05/01/27)(a)	USD	230	138,000
Catalent Pharma Solutions Inc.
2.38%, 03/01/28 (Call 03/01/23)(c)	EUR	100	82,597
3.13%, 02/15/29 (Call 02/15/24)(a)(b)	USD	50	40,926
3.50%, 04/01/30 (Call 04/01/25)(a)	USD	60	48,450
5.00%, 07/15/27 (Call 12/01/22)(a)	USD	25	23,469
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%, 02/01/31 (Call 07/01/25)(a)	USD	225	177,750
4.25%, 01/15/34 (Call 01/15/28)(a)	USD	160	117,200
4.50%, 08/15/30 (Call 02/15/25)(a)	USD	210	170,887
4.50%, 05/01/32 (Call 05/01/26)	USD	235	184,181
4.50%, 06/01/33 (Call 06/01/27)(a)	USD	130	98,670
4.75%, 03/01/30 (Call 09/01/24)(a)	USD	235	195,461
4.75%, 02/01/32 (Call 02/01/27)(a)	USD	95	76,122
5.00%, 02/01/28 (Call 11/16/22)(a)	USD	215	194,185
5.13%, 05/01/27 (Call 12/01/22)(a)	USD	255	236,034
5.38%, 06/01/29 (Call 06/01/24)(a)	USD	125	111,126
5.50%, 05/01/26 (Call 12/01/22)(a)	USD	70	67,180
6.38%, 09/01/29 (Call 09/01/25)(a)	USD	125	115,424
CDI Escrow Issuer Inc., 5.75%, 04/01/30 (Call 04/01/25)(a)	USD	95	85,355
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)	USD	45	39,600
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 12/01/22)(b)	USD	60	56,663
5.50%, 05/01/25 (Call 12/01/22)(a)	USD	50	49,688
Centene Corp.
2.45%, 07/15/28 (Call 05/15/28)	USD	107	88,007
2.50%, 03/01/31 (Call 12/01/30)	USD	75	57,470
2.63%, 08/01/31 (Call 05/01/31)	USD	76	58,116
3.00%, 10/15/30 (Call 07/15/30)	USD	109	87,613
3.38%, 02/15/30 (Call 02/15/25)	USD	46	38,238
4.25%, 12/15/27 (Call 12/15/22)	USD	190	175,275
4.63%, 12/15/29 (Call 12/15/24)	USD	50	45,278
Central Garden & Pet Co.
4.13%, 10/15/30 (Call 10/15/25)(b)	USD	50	41,446
4.13%, 04/30/31 (Call 04/30/26)(a)	USD	30	25,123
Central Parent Inc./CDK Global Inc., 7.25%, 06/15/29 (Call 06/15/25)(a)(b)	USD	45	43,011

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Century Communities Inc.
3.88%, 08/15/29 (Call 02/15/29)(a)	USD	50	$39,377
6.75%, 06/01/27 (Call 12/01/22)	USD	25	23,836
Charles River Laboratories International Inc.
3.75%, 03/15/29 (Call 03/15/24)(a)	USD	50	43,250
4.00%, 03/15/31 (Call 03/15/26)(a)	USD	40	33,702
4.25%, 05/01/28 (Call 05/01/23)(a)(b)	USD	40	36,388
Chemours Co. (The)
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	USD	55	42,900
5.38%, 05/15/27 (Call 02/15/27)(b)	USD	40	35,790
5.75%, 11/15/28 (Call 11/15/23)(a)(b)	USD	60	50,970
Cheniere Energy Inc., 4.63%, 10/15/28 (Call 10/15/23)	USD	160	147,600
Cheniere Energy Partners LP
3.25%, 01/31/32 (Call 01/31/27)	USD	90	70,030
4.00%, 03/01/31 (Call 03/01/26)	USD	125	105,625
4.50%, 10/01/29 (Call 10/01/24)(b)	USD	115	101,620
Chesapeake Energy Corp.
5.50%, 02/01/26 (Call 02/05/23)(a)(b)	USD	30	28,983
5.88%, 02/01/29 (Call 02/05/24)(a)	USD	47	44,406
6.75%, 04/15/29 (Call 04/15/24)(a)(b)	USD	75	73,678
CHS/Community Health Systems Inc.
4.75%, 02/15/31 (Call 02/15/26)(a)	USD	95	63,776
5.25%, 05/15/30 (Call 05/15/25)(a)	USD	140	96,880
5.63%, 03/15/27 (Call 12/15/23)(a)	USD	155	123,442
6.00%, 01/15/29 (Call 01/15/24)(a)(b)	USD	70	52,150
6.13%, 04/01/30 (Call 04/01/25)(a)(b)	USD	115	47,150
6.88%, 04/01/28 (Call 04/01/23)(a)(b)	USD	60	21,610
6.88%, 04/15/29 (Call 04/15/24)(a)(b)	USD	145	60,417
8.00%, 03/15/26 (Call 12/01/22)(a)(b)	USD	135	116,437
8.00%, 12/15/27 (Call 12/15/22)(a)(b)	USD	49	39,727
Churchill Downs Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)	USD	65	57,177
5.50%, 04/01/27 (Call 12/01/22)(a)(b)	USD	55	52,568
Cinemark USA Inc.
5.25%, 07/15/28 (Call 07/15/24)(a)(b)	USD	50	38,376
5.88%, 03/15/26 (Call 03/15/23)(a)	USD	35	29,397
Citgo Holding Inc., 9.25%, 08/01/24 (Call 12/01/22)(a)	USD	75	75,165
CITGO Petroleum Corp.
6.38%, 06/15/26 (Call 06/15/23)(a)(b)	USD	55	54,045
7.00%, 06/15/25 (Call 12/01/22)(a)	USD	110	108,322
Clarios Global LP, 6.75%, 05/15/25 (Call 12/01/22)(a)	USD	57	56,836
Clarios Global LP/Clarios US Finance Co.
4.38%, 05/15/26 (Call 11/30/22)(c)	EUR	100	91,763
6.25%, 05/15/26 (Call 12/01/22)(a)(b)	USD	50	48,525
8.50%, 05/15/27 (Call 12/01/22)(a)(b)	USD	145	142,372
Clarivate Science Holdings Corp.
3.88%, 07/01/28 (Call 06/30/24)(a)(b)	USD	60	51,927
4.88%, 07/01/29 (Call 06/30/24)(a)	USD	85	70,869
Clear Channel Outdoor Holdings Inc.
5.13%, 08/15/27 (Call 12/01/22)(a)	USD	105	94,500
7.50%, 06/01/29 (Call 06/01/24)(a)(b)	USD	75	58,954
7.75%, 04/15/28 (Call 04/15/24)(a)(b)	USD	90	73,444
Clearway Energy Operating LLC
3.75%, 02/15/31 (Call 02/15/26)(a)	USD	70	58,188
4.75%, 03/15/28 (Call 03/15/23)(a)(b)	USD	60	55,609
Cleveland-Cliffs Inc.
5.88%, 06/01/27 (Call 12/01/22)(b)	USD	50	46,500
6.75%, 03/15/26 (Call 12/01/22)(a)	USD	55	54,588

Security		Par (000)	Value

United States (continued)
Clydesdale Acquisition Holdings Inc.
6.63%, 04/15/29 (Call 04/15/25)(a)	USD	55	$51,968
8.75%, 04/15/30 (Call 04/15/25)(a)(b)	USD	70	61,515
CNX Resources Corp.
6.00%, 01/15/29 (Call 01/15/24)(a)(b)	USD	80	74,500
7.38%, 01/15/31 (Call 01/15/26)(a)(b)	USD	45	44,663
Coinbase Global Inc.
3.38%, 10/01/28 (Call 10/01/24)(a)(b)	USD	80	52,701
3.63%, 10/01/31 (Call 10/01/26)(a)	USD	80	47,492
Colgate Energy Partners III LLC, 5.88%, 07/01/29 (Call 07/01/24)(a)	USD	60	55,966
CommScope Inc.
4.75%, 09/01/29 (Call 09/01/24)(a)(b)	USD	115	97,153
6.00%, 03/01/26 (Call 12/01/22)(a)	USD	115	111,320
7.13%, 07/01/28 (Call 07/01/23)(a)(b)	USD	50	42,300
8.25%, 03/01/27 (Call 12/01/22)(a)(b)	USD	75	66,572
CommScope Technologies LLC
5.00%, 03/15/27 (Call 11/14/22)(a)(b)	USD	65	52,731
6.00%, 06/15/25 (Call 11/14/22)(a)	USD	81	75,861
Compass Group Diversified Holdings LLC,
5.25%, 04/15/29 (Call 04/15/24)(a)	USD	75	64,503
Comstock Resources Inc.
5.88%, 01/15/30 (Call 01/15/25)(a)(b)	USD	75	67,969
6.75%, 03/01/29 (Call 03/01/24)(a)	USD	105	100,537
Condor Merger Sub Inc., 7.38%, 02/15/30 (Call 02/15/25)(a)(b)	USD	175	144,357
Consolidated Communications Inc.
5.00%, 10/01/28 (Call 10/01/23)(a)	USD	35	26,996
6.50%, 10/01/28 (Call 10/01/23)(a)	USD	60	49,390
Constellium SE
3.13%, 07/15/29 (Call 07/15/24)(c)	EUR	100	72,908
3.75%, 04/15/29 (Call 04/15/24)(a)(b)	USD	25	19,547
Cornerstone Building Brands Inc., 6.13%, 01/15/29 (Call 09/15/23)(a)	USD	50	31,250
Coty Inc.
3.88%, 04/15/26 (Call 04/15/23)(c)	EUR	100	89,784
5.00%, 04/15/26 (Call 04/15/23)(a)	USD	70	65,935
6.50%, 04/15/26 (Call 12/01/22)(a)(b)	USD	50	47,615
Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC, 4.75%, 01/15/29 (Call 01/15/25)(a)	USD	50	43,328
Covanta Holding Corp.
4.88%, 12/01/29 (Call 12/01/24)(a)(b)	USD	40	34,200
5.00%, 09/01/30 (Call 09/01/25)	USD	45	37,519
CQP Holdco LP/BIP-V Chinook Holdco LLC,
5.50%, 06/15/31 (Call 06/15/26)(a)	USD	100	88,750
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 11/16/22)(a)(b)	USD	50	47,160
5.75%, 04/01/25 (Call 12/01/22)	USD	80	78,000
6.00%, 02/01/29 (Call 02/01/24)(a)	USD	45	42,236
8.00%, 04/01/29 (Call 04/01/24)(a)	USD	35	35,225
Crown Americas LLC, 5.25%, 04/01/30 (Call 01/01/30)(a)(b)	USD	45	41,161
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)
	USD	25	23,188
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 12/01/22)
	USD	50	47,800
Crown European Holdings SA, 2.88%, 02/01/26 (Call 08/01/25)(c)	EUR	100	90,617

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
CrownRock LP/CrownRock Finance Inc.
5.00%, 05/01/29 (Call 05/01/24)(a)(b)	USD	35	$31,983
5.63%, 10/15/25 (Call 12/01/22)(a)(b)	USD	75	72,394
CSC Holdings LLC
4.13%, 12/01/30 (Call 12/01/25)(a)	USD	100	78,087
4.50%, 11/15/31 (Call 11/15/26)(a)	USD	150	117,118
4.63%, 12/01/30 (Call 12/01/25)(a)(b)	USD	100	72,104
5.00%, 11/15/31 (Call 11/15/26)(a)(b)	USD	60	42,525
5.25%, 06/01/24(b)	USD	75	72,750
5.38%, 02/01/28 (Call 02/01/23)(a)	USD	100	92,250
5.50%, 04/15/27 (Call 12/01/22)(a)	USD	100	93,900
5.75%, 01/15/30 (Call 01/15/25)(a)	USD	250	193,279
6.50%, 02/01/29 (Call 02/01/24)(a)	USD	100	94,062
7.50%, 04/01/28 (Call 04/01/23)(a)(b)	USD	125	107,929
Curo Group Holdings Corp., 7.50%, 08/01/28 (Call 08/01/24)(a)	USD	75	44,250
CVR Energy Inc.
5.25%, 02/15/25 (Call 11/16/22)(a)	USD	20	19,281
5.75%, 02/15/28 (Call 02/15/23)(a)	USD	45	41,164
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 12/01/22)(a)	USD	40	38,996
Dana Inc.
4.25%, 09/01/30 (Call 05/01/26)(b)	USD	15	11,983
5.38%, 11/15/27 (Call 11/15/22)	USD	40	36,520
5.63%, 06/15/28 (Call 06/15/23)(b)	USD	45	40,725
Darling Ingredients Inc.
5.25%, 04/15/27 (Call 11/14/22)(a)	USD	50	48,231
6.00%, 06/15/30 (Call 06/15/25)(a)	USD	75	72,187
DaVita Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	USD	130	94,346
4.63%, 06/01/30 (Call 06/01/25)(a)	USD	215	166,898
Delta Air Lines Inc.
2.90%, 10/28/24 (Call 09/28/24)	USD	70	66,070
3.75%, 10/28/29 (Call 07/28/29)	USD	60	49,505
4.38%, 04/19/28 (Call 01/19/28)(b)	USD	40	35,496
7.38%, 01/15/26 (Call 12/15/25)(b)	USD	80	81,720
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/26 (Call 11/16/22)(a)	USD	205	41,000
6.63%, 08/15/27 (Call 11/16/22)(a)	USD	125	6,406
Diebold Nixdorf Inc.
8.50%, 04/15/24 (Call 12/01/22)(b)	USD	25	12,785
9.38%, 07/15/25 (Call 11/16/22)(a)(b)	USD	55	41,102
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27 (Call 08/15/23)(a)	USD	300	269,375
DISH DBS Corp.
5.25%, 12/01/26 (Call 06/01/26)(a)	USD	235	204,156
5.75%, 12/01/28 (Call 12/01/27)(a)	USD	200	160,250
5.88%, 11/15/24(b)	USD	150	138,562
7.38%, 07/01/28 (Call 07/01/23)	USD	80	60,800
7.75%, 07/01/26	USD	150	126,956
5.13%, 06/01/29	USD	115	77,901
Diversified Healthcare Trust
4.38%, 03/01/31 (Call 09/01/30)	USD	40	26,556
4.75%, 02/15/28 (Call 08/15/27)	USD	50	34,308
9.75%, 06/15/25 (Call 12/01/22)	USD	30	28,346
DPL Inc.
4.13%, 07/01/25 (Call 04/01/25)	USD	45	42,413
4.35%, 04/15/29 (Call 01/15/29)	USD	40	34,200
DT Midstream Inc.
4.13%, 06/15/29 (Call 06/15/24)(a)	USD	75	64,425
4.38%, 06/15/31 (Call 06/15/26)(a)	USD	90	76,504

Security		Par (000)	Value

United States (continued)
Edgewell Personal Care Co.
4.13%, 04/01/29 (Call 04/01/24)(a)	USD	30	$25,590
5.50%, 06/01/28 (Call 06/01/23)(a)	USD	55	51,729
Encompass Health Corp.
4.50%, 02/01/28 (Call 02/01/23)	USD	55	49,115
4.63%, 04/01/31 (Call 04/01/26)	USD	40	33,000
4.75%, 02/01/30 (Call 02/01/25)(b)	USD	55	46,888
Encore Capital Group Inc., 5.38%, 02/15/26 (Call 11/30/22)(c)	GBP	100	99,629
Endeavor Energy Resources LP/EER Finance Inc., 5.75%, 01/30/28 (Call 01/30/23)(a)	USD	75	72,581
Energizer Holdings Inc.
4.38%, 03/31/29 (Call 09/30/23)(a)	USD	65	52,569
4.75%, 06/15/28 (Call 06/15/23)(a)	USD	50	41,364
EnLink Midstream LLC
5.38%, 06/01/29 (Call 03/01/29)	USD	50	46,183
5.63%, 01/15/28 (Call 07/15/27)(a)	USD	50	47,923
6.50%, 09/01/30 (Call 03/01/30)(a)(b)	USD	45	44,130
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	USD	53	50,013
4.85%, 07/15/26 (Call 04/15/26)	USD	40	37,670
Enstar Finance LLC, 5.50%, 01/15/42 (Call 01/15/27)(d)	USD	50	39,102
Entegris Escrow Corp., 5.95%, 06/15/30 (Call 06/15/25)(a)	USD	75	68,409
Entegris Inc.
3.63%, 05/01/29 (Call 05/01/24)(a)	USD	35	28,559
4.38%, 04/15/28 (Call 04/15/23)(a)	USD	25	21,969
EQM Midstream Partners LP
4.13%, 12/01/26 (Call 09/01/26)	USD	35	31,068
4.50%, 01/15/29 (Call 07/15/28)(a)	USD	80	67,934
4.75%, 01/15/31 (Call 07/15/30)(a)(b)	USD	75	62,437
5.50%, 07/15/28 (Call 04/15/28)	USD	75	67,161
6.00%, 07/01/25 (Call 04/01/25)(a)(b)	USD	60	58,188
6.50%, 07/01/27 (Call 01/01/27)(a)	USD	50	48,675
7.50%, CALL, 06/01/27 (Call 06/01/24)(a)	USD	35	34,563
7.50%, CALL, 06/01/30 (Call 12/01/29)(a)	USD	40	38,910
Exela Intermediate LLC/Exela Finance Inc., 11.50%, 07/15/26 (Call 12/01/22)(a)(b)	USD	75	20,566
Fair Isaac Corp.
4.00%, 06/15/28 (Call 12/15/22)(a)	USD	75	67,863
5.25%, 05/15/26 (Call 02/15/26)(a)	USD	25	24,350
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%, 04/01/26 (Call 04/01/23)(a)	USD	65	58,988
5.88%, 04/01/29 (Call 04/01/24)(a)(b)	USD	60	50,396
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc.
4.63%, 01/15/29 (Call 01/15/25)(a)(b)	USD	75	65,161
6.75%, 01/15/30 (Call 01/15/25)(a)(b)	USD	90	70,650
FirstCash Inc.
4.63%, 09/01/28 (Call 09/01/23)(a)	USD	50	43,293
5.63%, 01/01/30 (Call 01/01/25)(a)	USD	35	31,102
FirstEnergy Corp.
2.65%, 03/01/30 (Call 12/01/29)	USD	45	36,231
Series B, 2.25%, 09/01/30 (Call 06/01/30)	USD	60	45,936
Series B, 4.15%, 07/15/27 (Call 04/15/27)	USD	120	112,693
Ford Credit Canada Co, 2.96%, 09/16/26 (Call 08/16/26)	CAD	100	62,152
Ford Credit Canada Co.
3.50%, 11/30/23	CAD	25	17,722
4.46%, 11/13/24	CAD	50	35,002
Ford Motor Co.
3.25%, 02/12/32 (Call 11/12/31)	USD	310	232,396
4.35%, 12/08/26 (Call 09/08/26)(b)	USD	25	23,307

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
6.10%, 08/19/32 (Call 05/19/32)(b)	USD	150	$137,625
Ford Motor Credit Co. LLC
1.51%, 02/17/23	EUR	100	98,197
1.74%, 07/19/24	EUR	100	93,413
2.30%, 02/10/25 (Call 01/10/25)	USD	25	22,613
2.33%, 11/25/25	EUR	100	89,801
2.70%, 08/10/26 (Call 07/10/26)(b)	USD	175	150,978
2.90%, 02/10/29 (Call 12/10/28)	USD	50	39,188
3.25%, 09/15/25	EUR	100	92,525
3.37%, 11/17/23	USD	150	145,125
3.38%, 11/13/25 (Call 10/13/25)	USD	200	181,656
3.63%, 06/17/31 (Call 03/17/31)	USD	25	19,399
3.81%, 01/09/24 (Call 11/09/23)	USD	175	169,590
3.82%, 11/02/27 (Call 08/02/27)	USD	110	94,728
4.00%, 11/13/30 (Call 08/13/30)	USD	125	101,275
4.06%, 11/01/24 (Call 10/01/24)	USD	225	215,696
4.13%, 08/04/25	USD	25	23,250
4.13%, 08/17/27 (Call 06/17/27)	USD	25	22,209
4.54%, 03/06/25	GBP	100	105,725
4.69%, 06/09/25 (Call 04/09/25)	USD	25	23,688
4.95%, 05/28/27 (Call 04/28/27)	USD	125	114,520
5.11%, 05/03/29 (Call 02/03/29)	USD	225	201,150
5.13%, 06/16/25 (Call 05/16/25)	USD	365	352,152
5.58%, 03/18/24 (Call 02/18/24)	USD	50	49,388
Fortress Transportation and Infrastructure Investors LLC
5.50%, 05/01/28 (Call 05/01/24)(a)	USD	60	50,253
6.50%, 10/01/25 (Call 12/01/22)(a)	USD	46	44,218
9.75%, 08/01/27 (Call 08/01/23)(a)	USD	50	50,866
Freedom Mortgage Corp.
6.63%, 01/15/27 (Call 01/15/24)(a)	USD	60	44,425
7.63%, 05/01/26 (Call 05/01/23)(a)	USD	45	35,479
8.13%, 11/15/24 (Call 12/01/22)(a)	USD	45	39,651
8.25%, 04/15/25 (Call 12/01/22)(a)	USD	45	38,592
Frontier Communications Holdings LLC
5.00%, 05/01/28 (Call 05/01/24)(a)	USD	115	100,548
5.88%, 10/15/27 (Call 10/15/23)(a)	USD	85	78,434
5.88%, 11/01/29 (Call 11/01/24)	USD	75	58,688
6.00%, 01/15/30 (Call 10/15/24)(a)(b)	USD	80	62,422
6.75%, 05/01/29 (Call 05/01/24)(a)	USD	85	70,019
8.75%, 05/15/30 (Call 05/15/25)(a)	USD	100	101,283
FXI Holdings Inc.
7.88%, 11/01/24 (Call 12/01/22)(a)	USD	54	46,899
12.25%, 11/15/26 (Call 12/01/22)(a)	USD	59	51,276
Gap Inc. (The)
3.63%, 10/01/29 (Call 10/01/24)(a)(b)	USD	50	35,180
3.88%, 10/01/31 (Call 10/01/26)(a)	USD	50	34,426
Gartner Inc.
3.63%, 06/15/29 (Call 06/15/24)(a)	USD	65	56,002
3.75%, 10/01/30 (Call 10/01/25)(a)(b)	USD	55	46,470
4.50%, 07/01/28 (Call 07/01/23)(a)	USD	50	46,004
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25 (Call 12/01/22)	USD	45	42,986
7.75%, 02/01/28 (Call 02/01/23)(b)	USD	55	52,456
8.00%, 01/15/27 (Call 01/15/24)	USD	80	77,700
Global Atlantic Fin Co., 4.70%, 10/15/51 (Call 07/15/26)(a)(d)	USD	60	44,940
Go Daddy Operating Co. LLC/GD Finance Co. Inc.
3.50%, 03/01/29 (Call 03/01/24)(a)	USD	50	41,388
5.25%, 12/01/27 (Call 12/01/22)(a)	USD	70	65,908

Security		Par (000)	Value

United States (continued)
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(b)	USD	65	$59,143
5.00%, 05/31/26 (Call 12/01/22)(b)	USD	90	86,386
5.00%, 07/15/29 (Call 04/15/29)	USD	70	60,643
5.25%, 04/30/31 (Call 01/30/31)(b)	USD	60	50,533
5.25%, 07/15/31 (Call 04/15/31)	USD	20	16,768
5.63%, 04/30/33 (Call 01/30/33)	USD	35	29,270
9.50%, 05/31/25 (Call 11/16/22)	USD	70	72,939
Grand Canyon University
4.13%, 10/01/24	USD	25	23,438
5.13%, 10/01/28 (Call 08/01/28)	USD	40	36,180
Graphic Packaging International LLC
3.50%, 03/15/28(a)	USD	35	30,453
3.75%, 02/01/30 (Call 08/01/29)(a)	USD	45	38,700
Gray Escrow II Inc., 5.38%, 11/15/31 (Call 11/15/26)(a)(b)	USD	95	76,202
Gray Television Inc.
4.75%, 10/15/30 (Call 10/15/25)(a)(b)	USD	75	59,177
5.88%, 07/15/26 (Call 12/01/22)(a)(b)	USD	50	47,102
7.00%, 05/15/27 (Call 11/14/22)(a)(b)	USD	65	61,912
Griffon Corp., 5.75%, 03/01/28 (Call 03/01/23)	USD	90	82,442
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 12/01/22)(a)	USD	25	23,659
H&E Equipment Services Inc., 3.88%, 12/15/28 (Call 12/15/23)(a)	USD	100	84,500
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24 (Call 03/15/24)(c)	EUR	100	92,229
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(a)(b)	USD	65	63,067
4.88%, 05/15/26 (Call 02/15/26)(a)(b)	USD	65	59,638
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/26 (Call 03/15/26)(a)	USD	95	76,950
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(a)	USD	100	92,381
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 12/01/22)(a)	USD	30	28,298
Herc Holdings Inc., 5.50%, 07/15/27 (Call 12/01/22)(a)	USD	100	94,625
Hertz Corp. (The)
4.63%, 12/01/26 (Call 12/01/23)(a)	USD	50	42,542
5.00%, 12/01/29 (Call 12/01/24)(a)	USD	80	63,718
Hess Midstream Operations LP
4.25%, 02/15/30 (Call 02/15/25)(a)(b)	USD	70	59,802
5.13%, 06/15/28 (Call 06/15/23)(a)(b)	USD	45	41,303
5.50%, 10/15/30 (Call 10/15/25)(a)	USD	35	31,585
5.63%, 02/15/26 (Call 12/01/22)(a)	USD	50	49,039
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 02/01/29 (Call 02/01/24)(a)	USD	45	40,993
6.00%, 04/15/30 (Call 04/15/25)(a)	USD	45	40,984
6.00%, 02/01/31 (Call 02/01/26)(a)	USD	45	40,731
6.25%, 11/01/28 (Call 11/01/23)(a)(b)	USD	25	23,540
6.25%, 04/15/32 (Call 05/15/27)(a)	USD	50	45,815
Hilton Domestic Operating Co. Inc.
3.63%, 02/15/32 (Call 08/15/26)(a)	USD	115	91,353
3.75%, 05/01/29 (Call 05/01/24)(a)	USD	75	63,865
4.00%, 05/01/31 (Call 05/01/26)(a)	USD	75	62,398
4.88%, 01/15/30 (Call 01/15/25)	USD	80	71,700
5.38%, 05/01/25 (Call 11/14/22)(a)	USD	10	9,850
5.75%, 05/01/28 (Call 05/01/23)(a)	USD	50	48,230
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
4.88%, 07/01/31 (Call 07/01/26)(a)(b)	USD	30	24,525
5.00%, 06/01/29 (Call 06/01/24)(a)(b)	USD	70	60,287

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 11/16/22)	USD	60	$56,860
HLF Financing Sarl LLC/Herbalife International Inc.,
4.88%, 06/01/29 (Call 06/01/24)(a)	USD	70	52,503
Hologic Inc.
3.25%, 02/15/29 (Call 09/28/23)(a)(b)	USD	75	63,735
4.63%, 02/01/28 (Call 02/01/23)(a)	USD	25	23,333
Howard Hughes Corp. (The)
4.13%, 02/01/29 (Call 02/01/24)(a)	USD	40	31,691
4.38%, 02/01/31 (Call 02/01/26)(a)	USD	40	30,031
5.38%, 08/01/28 (Call 08/01/23)(a)	USD	75	63,774
Howmet Aerospace Inc.
3.00%, 01/15/29 (Call 11/15/28)	USD	50	41,619
5.13%, 10/01/24 (Call 07/01/24)	USD	80	79,000
6.88%, 05/01/25 (Call 04/01/25)	USD	55	56,222
Hub International Ltd.
5.63%, 12/01/29 (Call 12/01/24)(a)(b)	USD	40	34,288
7.00%, 05/01/26 (Call 11/14/22)(a)	USD	125	123,437
Hughes Satellite Systems Corp.
5.25%, 08/01/26	USD	45	42,928
6.63%, 08/01/26	USD	65	61,262
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%, 02/01/29 (Call 08/01/28)	USD	60	50,100
4.75%, 09/15/24 (Call 06/15/24)	USD	75	72,588
5.25%, 05/15/27 (Call 11/15/26)	USD	117	108,085
6.25%, 05/15/26 (Call 12/01/22)	USD	105	100,852
6.38%, 12/15/25 (Call 12/01/22)	USD	45	43,684
iHeartCommunications Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	USD	50	43,625
5.25%, 08/15/27 (Call 11/16/22)(a)	USD	45	40,682
6.38%, 05/01/26 (Call 11/16/22)	USD	50	47,856
8.38%, 05/01/27 (Call 11/16/22)(b)	USD	120	108,002
Imola Merger Corp., 4.75%, 05/15/29 (Call 05/15/24)(a)	USD	175	150,937
Intelsat Jackson Holdings SA, 6.50%, 03/15/30 (Call 03/15/25)(a)	USD	250	229,597
International Game Technology PLC
3.50%, 06/15/26 (Call 11/30/22)(c)	EUR	150	139,491
4.13%, 04/15/26 (Call 04/15/23)(a)	USD	65	60,309
6.25%, 01/15/27 (Call 07/15/26)(a)	USD	85	84,215
6.50%, 02/15/25 (Call 08/15/24)(a)	USD	90	90,076
IQVIA Inc.
2.25%, 03/15/29 (Call 03/15/24)(c)	EUR	100	79,753
2.88%, 09/15/25 (Call 11/10/22)(c)	EUR	100	94,719
2.88%, 06/15/28 (Call 06/15/23)(c)	EUR	100	86,585
5.00%, 05/15/27 (Call 12/01/22)(a)(b)	USD	150	142,538
Iron Mountain Inc.
4.50%, 02/15/31 (Call 02/15/26)(a)	USD	85	69,128
4.88%, 09/15/27 (Call 11/14/22)(a)	USD	75	69,055
4.88%, 09/15/29 (Call 09/15/24)(a)	USD	85	72,994
5.00%, 07/15/28 (Call 07/15/23)(a)	USD	55	49,232
5.25%, 03/15/28 (Call 12/27/22)(a)(b)	USD	55	50,634
5.25%, 07/15/30 (Call 07/15/25)(a)	USD	100	86,653
5.63%, 07/15/32 (Call 07/15/26)(a)	USD	60	51,705
Iron Mountain Information Management Services Inc., 5.00%, 07/15/32 (Call 07/15/27)(a)	USD	55	45,221
Iron Mountain UK PLC, 3.88%, 11/15/25 (Call 11/10/22)(c)	GBP	100	102,361
iStar Inc.
4.25%, 08/01/25 (Call 05/01/25)(b)	USD	20	19,375
4.75%, 10/01/24 (Call 07/01/24)	USD	90	89,079
ITT Holdings LLC, 6.50%, 08/01/29 (Call 08/01/24)(a)	USD	90	71,640
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(a)	USD	130	115,038

Security		Par (000)	Value

United States (continued)
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(a)	USD	75	$58,877
Jeld-Wen Inc.
4.63%, 12/15/25 (Call 12/01/22)(a)(b)	USD	25	20,804
4.88%, 12/15/27 (Call 12/15/22)(a)(b)	USD	25	18,647
Kaiser Aluminum Corp.
4.50%, 06/01/31 (Call 06/01/26)(a)(b)	USD	35	28,152
4.63%, 03/01/28 (Call 03/01/23)(a)(b)	USD	50	43,643
Kennedy-Wilson Inc.
4.75%, 03/01/29 (Call 03/01/24)	USD	30	24,008
4.75%, 02/01/30 (Call 09/01/24)	USD	50	39,250
5.00%, 03/01/31 (Call 03/01/26)(b)	USD	61	47,709
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 12/01/22)(a)	USD	50	47,602
Kinetik Holdings LP, 5.88%, 06/15/30 (Call 06/15/25)(a)	USD	80	75,574
LABL Inc.
5.88%, 11/01/28 (Call 11/01/24)(a)(b)	USD	45	39,276
6.75%, 07/15/26 (Call 11/14/22)(a)	USD	65	61,873
8.25%, 11/01/29 (Call 11/01/24)(a)	USD	45	36,142
10.50%, 07/15/27 (Call 11/14/22)(a)(b)	USD	35	31,916
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/27 (Call 02/01/23)(a)	USD	60	50,490
4.75%, 06/15/29 (Call 06/15/24)(a)	USD	45	35,911
5.25%, 10/01/25 (Call 11/16/22)(a)	USD	4	3,689
Lamar Media Corp.
3.63%, 01/15/31 (Call 01/15/26)(b)	USD	55	44,825
3.75%, 02/15/28 (Call 02/15/23)(b)	USD	25	21,875
4.00%, 02/15/30 (Call 02/15/25)(b)	USD	35	29,776
4.88%, 01/15/29 (Call 01/15/24)(b)	USD	50	45,235
Lamb Weston Holdings Inc.
4.13%, 01/31/30 (Call 01/31/25)(a)	USD	75	65,492
4.38%, 01/31/32 (Call 01/31/27)(a)	USD	50	43,094
4.88%, 05/15/28 (Call 11/15/27)(a)	USD	35	32,650
Laredo Petroleum Inc.
7.75%, 07/31/29 (Call 07/31/24)(a)(b)	USD	25	23,867
9.50%, 01/15/25 (Call 12/01/22)	USD	50	50,094
Las Vegas Sands Corp.
2.90%, 06/25/25 (Call 05/25/25)	USD	50	45,245
3.20%, 08/08/24 (Call 07/08/24)	USD	125	118,702
3.50%, 08/18/26 (Call 06/18/26)	USD	75	65,225
3.90%, 08/08/29 (Call 05/08/29)	USD	75	60,539
LBM Acquisition LLC, 6.25%, 01/15/29 (Call 01/15/24)(a)	USD	75	52,461
LCM Investments Holdings II LLC, 4.88%, 05/01/29 (Call 05/01/24)(a)	USD	90	75,937
LCPR Senior Secured Financing DAC
5.13%, 07/15/29 (Call 07/15/24)(a)	USD	75	63,400
6.75%, 10/15/27 (Call 12/01/22)(a)	USD	90	83,925
LD Holdings Group LLC
6.13%, 04/01/28 (Call 04/01/24)(a)	USD	40	22,400
6.50%, 11/01/25 (Call 12/01/22)(a)	USD	25	17,000
Legacy LifePoint Health LLC
4.38%, 02/15/27 (Call 12/01/22)(a)	USD	60	47,189
6.75%, 04/15/25 (Call 12/01/22)(a)(b)	USD	35	30,975
Level 3 Financing Inc.
3.40%, 03/01/27 (Call 01/01/27)(a)	USD	50	43,069
3.63%, 01/15/29 (Call 01/15/24)(a)	USD	65	49,611
3.75%, 07/15/29 (Call 01/15/24)(a)	USD	65	49,407
3.88%, 11/15/29 (Call 08/15/29)(a)	USD	68	55,978
4.25%, 07/01/28 (Call 07/01/23)(a)(b)	USD	100	82,225
4.63%, 09/15/27 (Call 12/01/22)(a)	USD	75	65,151

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Liberty Mutual Group Inc.
3.63%, 05/23/59 (Call 05/23/24)(c)(d)	EUR	100	$83,525
4.13%, 12/15/51 (Call 09/15/26)(a)(d)	USD	100	75,000
Life Time Inc.
5.75%, 01/15/26 (Call 01/15/23)(a)	USD	68	63,240
8.00%, 04/15/26 (Call 02/01/23)(a)(b)	USD	45	39,474
Lifepoint Health Inc., 5.38%, 01/15/29 (Call 01/15/24)(a)(b)	USD	45	28,154
Lithia Motors Inc.
3.88%, 06/01/29 (Call 06/01/24)(a)	USD	85	69,349
4.38%, 01/15/31 (Call 10/15/25)(a)(b)	USD	40	32,550
Live Nation Entertainment Inc.
3.75%, 01/15/28 (Call 01/15/24)(a)	USD	50	43,673
4.75%, 10/15/27 (Call 12/01/22)(a)(b)	USD	75	66,750
6.50%, 05/15/27 (Call 05/15/23)(a)	USD	85	84,575
LPL Holdings Inc.
4.00%, 03/15/29 (Call 03/15/24)(a)	USD	60	52,372
4.38%, 05/15/31 (Call 05/15/26)(a)	USD	35	30,544
4.63%, 11/15/27 (Call 12/01/22)(a)	USD	50	46,273
Lumen Technologies Inc.
4.00%, 02/15/27 (Call 02/15/23)(a)	USD	115	97,729
4.50%, 01/15/29 (Call 01/15/24)(a)	USD	85	59,949
5.13%, 12/15/26 (Call 12/15/22)(a)	USD	40	34,250
5.38%, 06/15/29 (Call 06/15/24)(a)(b)	USD	30	21,840
Macy’s Retail Holdings LLC
5.88%, 04/01/29 (Call 04/01/24)(a)(b)	USD	35	30,310
5.88%, 03/15/30 (Call 03/15/25)(a)	USD	35	29,544
6.13%, 03/15/32 (Call 03/15/27)(a)(b)	USD	25	20,722
Madison IAQ LLC
4.13%, 06/30/28 (Call 06/30/24)(a)	USD	50	41,792
5.88%, 06/30/29 (Call 06/30/24)(a)	USD	80	55,097
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
10.00%, 04/15/25 (Call 11/16/22)(a)	USD	50	45,125
11.50%, 12/15/28 (Call 06/15/27)(a)	USD	50	45,250
Marriott Ownership Resorts Inc., 4.50%, 06/15/29 (Call 06/15/24)(a)	USD	35	29,183
Match Group Holdings II LLC
3.63%, 10/01/31 (Call 10/01/26)(a)(b)	USD	35	26,517
4.13%, 08/01/30 (Call 05/01/25)(a)	USD	50	40,545
4.63%, 06/01/28 (Call 06/01/23)(a)(b)	USD	35	31,102
5.00%, 12/15/27 (Call 12/15/22)(a)	USD	25	22,444
Mattel Inc.
3.38%, 04/01/26 (Call 04/01/23)(a)	USD	40	36,579
3.75%, 04/01/29 (Call 04/01/24)(a)	USD	65	56,179
5.88%, 12/15/27 (Call 12/15/22)(a)	USD	35	34,044
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/24 (Call 12/01/22)(a)(b)	USD	110	107,736
7.25%, 04/15/25 (Call 12/01/22)(a)(b)	USD	110	99,174
McGraw-Hill Education Inc.
5.75%, 08/01/28 (Call 08/01/24)(a)	USD	75	66,037
8.00%, 08/01/29 (Call 08/01/24)(a)	USD	60	51,075
Meritage Homes Corp.
3.88%, 04/15/29 (Call 10/15/28)(a)	USD	40	32,243
6.00%, 06/01/25 (Call 03/01/25)	USD	25	24,250
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	USD	47	42,722
4.75%, 10/15/28 (Call 07/15/28)(b)	USD	65	56,425
5.50%, 04/15/27 (Call 01/15/27)	USD	76	70,000
5.75%, 06/15/25 (Call 03/15/25)(b)	USD	80	77,544
6.75%, 05/01/25 (Call 12/01/22)	USD	60	59,244

Security		Par (000)	Value

United States (continued)
Michaels Companies Inc. (The)
5.25%, 05/01/28 (Call 11/01/23)(a)	USD	65	$45,825
7.88%, 05/01/29 (Call 05/01/24)(a)(b)	USD	115	64,112
Midcap Financial Issuer Trust, 6.50%, 05/01/28 (Call 05/01/24)(a)	USD	120	102,045
Minerva Merger Sub Inc., 6.50%, 02/15/30 (Call 02/15/25)(a)(b)	USD	180	140,400
ModivCare Escrow Issuer Inc., 5.00%, 10/01/29 (Call 10/01/24)(a)	USD	35	29,942
ModivCare Inc., 5.88%, 11/15/25 (Call 12/01/22)(a)	USD	50	47,651
Mohegan Gaming & Entertainment, 8.00%, 02/01/26 (Call 02/01/23)(a)	USD	100	84,318
Molina Healthcare Inc.
3.88%, 11/15/30 (Call 08/17/30)(a)	USD	65	55,588
3.88%, 05/15/32 (Call 02/15/32)(a)(b)	USD	60	50,019
4.38%, 06/15/28 (Call 06/15/23)(a)	USD	55	49,431
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (Call 12/01/22)(a)	USD	60	55,200
10.50%, 05/15/27 (Call 12/01/22)(a)	USD	40	38,509
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (Call 10/01/24)(a)	USD	355	290,035
5.25%, 10/01/29 (Call 10/01/24)(a)(b)	USD	190	147,078
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (Call 09/01/24)(a)	USD	75	64,511
5.75%, 11/01/28 (Call 11/01/23)(a)(b)	USD	115	88,837
MPT Operating Partnership LP/MPT Finance Corp.
3.33%, 03/24/25 (Call 12/24/24)	EUR	100	86,672
3.38%, 04/24/30 (Call 01/24/30)	GBP	125	89,271
3.50%, 03/15/31 (Call 03/15/26)	USD	85	58,545
4.63%, 08/01/29 (Call 08/01/24)	USD	65	51,514
5.00%, 10/15/27 (Call 12/01/22)(b)	USD	125	106,855
5.25%, 08/01/26 (Call 12/01/22)(b)	USD	40	36,094
MSCI Inc.
3.25%, 08/15/33 (Call 08/15/27)(a)(b)	USD	55	42,888
3.63%, 09/01/30 (Call 03/01/25)(a)	USD	85	70,972
3.63%, 11/01/31 (Call 11/01/26)(a)	USD	50	41,265
3.88%, 02/15/31 (Call 06/01/25)(a)	USD	75	63,374
4.00%, 11/15/29 (Call 11/15/24)(a)(b)	USD	75	64,977
Murphy Oil Corp.
5.75%, 08/15/25 (Call 12/01/22)	USD	25	24,793
5.88%, 12/01/27 (Call 12/01/22)	USD	30	29,178
6.38%, 07/15/28 (Call 07/15/24)(b)	USD	50	48,871
Murphy Oil USA Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	USD	35	29,234
4.75%, 09/15/29 (Call 09/15/24)	USD	50	45,334
Nabors Industries Inc.
5.75%, 02/01/25 (Call 11/01/24)(b)	USD	60	57,593
7.38%, 05/15/27 (Call 05/15/24)(a)	USD	40	39,450
Nabors Industries Ltd., 7.25%, 01/15/26 (Call 12/01/22)(a)	USD	50	48,135
Nationstar Mortgage Holdings Inc.
5.13%, 12/15/30 (Call 12/15/25)(a)	USD	55	41,382
5.50%, 08/15/28 (Call 08/15/23)(a)	USD	50	40,549
5.75%, 11/15/31 (Call 11/15/26)(a)	USD	50	38,339
6.00%, 01/15/27 (Call 01/15/23)(a)	USD	65	57,889
Navient Corp.
4.88%, 03/15/28 (Call 06/15/27)	USD	45	35,886
5.00%, 03/15/27 (Call 09/15/26)(b)	USD	60	50,795
5.50%, 03/15/29 (Call 06/15/28)	USD	40	31,957
5.88%, 10/25/24	USD	50	48,625
6.13%, 03/25/24	USD	85	83,825
6.75%, 06/25/25	USD	25	23,872

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
6.75%, 06/15/26	USD	40	$37,718
NCL Corp. Ltd.
3.63%, 12/15/24 (Call 11/14/22)(a)	USD	50	43,106
5.88%, 03/15/26 (Call 12/15/25)(a)	USD	105	85,470
5.88%, 02/15/27 (Call 02/15/24)(a)	USD	85	75,820
7.75%, 02/15/29 (Call 11/15/28)(a)	USD	45	35,719
NCL Finance Ltd., 6.13%, 03/15/28 (Call 12/15/27)(a)	USD	40	30,880
NCR Corp.
5.00%, 10/01/28 (Call 10/01/23)(a)(b)	USD	45	38,138
5.13%, 04/15/29 (Call 04/15/24)(a)	USD	85	71,288
5.25%, 10/01/30 (Call 10/01/25)(a)	USD	30	24,239
5.75%, 09/01/27 (Call 11/14/22)(a)(b)	USD	40	38,600
6.13%, 09/01/29 (Call 09/01/24)(a)	USD	60	57,452
New Fortress Energy Inc.
6.50%, 09/30/26 (Call 03/31/23)(a)	USD	125	121,250
6.75%, 09/15/25 (Call 11/21/22)(a)	USD	100	97,775
Newell Brands Inc.
4.45%, 04/01/26 (Call 01/01/26)	USD	160	148,691
4.88%, 06/01/25 (Call 05/01/25)	USD	50	48,156
6.38%, 09/15/27 (Call 06/15/27)	USD	50	48,894
6.63%, 09/15/29 (Call 06/15/29)(b)	USD	50	48,875
News Corp.
3.88%, 05/15/29 (Call 05/15/24)(a)(b)	USD	85	73,057
5.13%, 02/15/32 (Call 02/15/27)(a)	USD	35	31,395
Nexstar Media Inc.
4.75%, 11/01/28 (Call 11/01/23)(a)(b)	USD	95	83,372
5.63%, 07/15/27 (Call 11/14/22)(a)	USD	125	117,750
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(a)	USD	40	37,064
4.25%, 07/15/24 (Call 04/15/24)(a)	USD	65	63,121
4.50%, 09/15/27 (Call 06/15/27)(a)	USD	50	46,517
NFP Corp.
4.88%, 08/15/28 (Call 08/15/23)(a)	USD	35	30,476
6.88%, 08/15/28 (Call 08/15/23)(a)	USD	170	145,800
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (Call 02/01/23)(a)	USD	170	153,850
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 11/01/23 (Call 12/01/22)(b)	USD	40	39,000
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 04/01/23)(a)	USD	85	80,770
Nordstrom Inc.
4.25%, 08/01/31 (Call 05/01/31)	USD	40	28,958
4.38%, 04/01/30 (Call 01/01/30)	USD	55	42,397
NortonLifeLock Inc.
5.00%, 04/15/25 (Call 11/14/22)(a)	USD	65	63,256
6.75%, 09/30/27 (Call 09/30/24)(a)	USD	75	74,875
7.13%, 09/30/30 (Call 09/30/25)(a)	USD	45	44,415
Novelis Corp.
3.25%, 11/15/26 (Call 11/15/23)(a)	USD	70	61,611
3.88%, 08/15/31 (Call 08/15/26)(a)(b)	USD	60	46,325
4.75%, 01/30/30 (Call 01/30/25)(a)(b)	USD	120	102,175
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29 (Call 04/15/24)(c)	EUR	100	80,608
NRG Energy Inc.
3.38%, 02/15/29 (Call 02/15/24)(a)(b)	USD	35	29,328
3.63%, 02/15/31 (Call 02/15/26)(a)	USD	70	55,704
3.88%, 02/15/32 (Call 02/15/27)(a)	USD	85	67,197
5.25%, 06/15/29 (Call 06/15/24)(a)	USD	65	58,825
5.75%, 01/15/28 (Call 01/15/23)	USD	80	76,150
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	USD	50	46,233

Security		Par (000)	Value

United States (continued)
5.75%, 10/01/25 (Call 07/01/25)(b)	USD	55	$53,334
6.00%, 06/01/26 (Call 03/01/26)	USD	40	38,763
6.38%, 10/01/30 (Call 04/01/30)(b)	USD	40	37,092
Occidental Petroleum Corp.
5.50%, 12/01/25 (Call 09/01/25)	USD	60	60,143
5.55%, 03/15/26 (Call 12/15/25)(b)	USD	95	96,306
5.88%, 09/01/25 (Call 06/01/25)	USD	80	80,600
6.13%, 01/01/31 (Call 07/01/30)	USD	110	110,012
6.38%, 09/01/28 (Call 03/01/28)(b)	USD	40	40,491
6.63%, 09/01/30 (Call 03/01/30)(b)	USD	110	114,468
6.95%, 07/01/24	USD	45	45,952
7.50%, 05/01/31	USD	95	102,125
8.00%, 07/15/25 (Call 04/15/25)	USD	45	47,502
8.50%, 07/15/27 (Call 01/15/27)	USD	40	43,490
8.88%, 07/15/30 (Call 01/15/30)	USD	95	108,689
OI European Group BV
3.13%, 11/15/24 (Call 08/15/24)(c)	EUR	100	94,526
4.75%, 02/15/30 (Call 11/15/24)(a)	USD	30	25,336
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)	USD	40	36,200
5.13%, 09/15/27 (Call 12/01/22)	USD	40	37,500
5.63%, 08/01/29 (Call 08/01/24)(b)	USD	60	56,388
Olympus Water U.S. Holding Corp.
3.88%, 10/01/28 (Call 10/01/24)(c)	EUR	100	73,889
4.25%, 10/01/28 (Call 10/01/24)(a)	USD	125	101,031
OneMain Finance Corp.
3.50%, 01/15/27 (Call 01/15/24)(b)	USD	65	53,349
3.88%, 09/15/28 (Call 09/15/24)(b)	USD	50	39,055
4.00%, 09/15/30 (Call 09/15/25)(b)	USD	65	49,075
5.38%, 11/15/29 (Call 05/15/29)	USD	60	49,200
6.13%, 03/15/24 (Call 09/15/23)	USD	105	102,507
6.63%, 01/15/28 (Call 07/15/27)	USD	60	54,594
6.88%, 03/15/25	USD	95	92,150
7.13%, 03/15/26	USD	125	120,375
Organon & Co./Organon Foreign Debt Co.-Issuer BV
4.13%, 04/30/28 (Call 04/30/24)(a)	USD	150	132,123
5.13%, 04/30/31 (Call 04/30/26)(a)	USD	150	126,849
2.88%, 04/30/28 (Call 04/30/24)(c)	EUR	150	124,600
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25%, 01/15/29 (Call 01/15/24)(a)	USD	60	49,350
4.63%, 03/15/30 (Call 03/15/25)(a)	USD	50	41,311
5.00%, 08/15/27 (Call 11/14/22)(a)(b)	USD	30	27,075
6.25%, 06/15/25 (Call 12/01/22)(a)(b)	USD	30	29,735
Owens & Minor Inc.
4.50%, 03/31/29 (Call 03/31/24)(a)(b)	USD	25	19,375
6.63%, 04/01/30 (Call 04/01/25)(a)	USD	65	54,275
Owens-Brockway Glass Container Inc., 6.63%, 05/13/27 (Call 05/15/23)(a)	USD	60	57,617
Pactiv Evergreen Group Issuer Inc./Pactiv Evergreen Group Issuer LLC/Reynolds Gro, 4.00%, 10/15/27 (Call 10/15/23)(a)(b)	USD	65	57,525
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc., 4.38%, 10/15/28 (Call 10/15/24)(a)(b)	USD	40	35,000
Paramount Global
6.25%, 02/28/57 (Call 02/28/27)(d)	USD	30	25,334
6.38%, 03/30/62 (Call 03/30/27)(d)	USD	85	72,503
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
4.88%, 05/15/29 (Call 05/15/24)(a)	USD	60	51,294
5.88%, 10/01/28 (Call 10/01/23)(a)	USD	80	72,600

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
PBF Holding Co. LLC/PBF Finance Corp.
6.00%, 02/15/28 (Call 02/15/23)	USD	60	$54,199
7.25%, 06/15/25 (Call 12/01/22)	USD	50	49,500
PennyMac Financial Services Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)	USD	40	30,200
5.38%, 10/15/25 (Call 12/01/22)(a)	USD	50	45,188
5.75%, 09/15/31 (Call 09/15/26)(a)	USD	45	34,306
Penske Automotive Group Inc.
3.50%, 09/01/25 (Call 12/01/22)(b)	USD	55	51,300
3.75%, 06/15/29 (Call 06/15/24)(b)	USD	25	20,119
Performance Food Group Inc.
4.25%, 08/01/29 (Call 08/01/24)(a)	USD	85	72,307
5.50%, 10/15/27 (Call 12/01/22)(a)(b)	USD	85	80,325
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)	USD	65	61,920
4.38%, 03/15/26 (Call 12/15/25)	USD	115	107,800
4.40%, 06/15/30 (Call 03/15/30)	USD	50	41,788
PetSmart Inc./PetSmart Finance Corp.
4.75%, 02/15/28 (Call 02/15/24)(a)	USD	75	68,142
7.75%, 02/15/29 (Call 02/15/24)(a)(b)	USD	75	70,357
PG&E Corp.
5.00%, 07/01/28 (Call 07/01/23)(b)	USD	85	76,619
5.25%, 07/01/30 (Call 07/01/25)(b)	USD	80	70,967
Photo Holdings Merger Sub Inc., 8.50%, 10/01/26 (Call 12/01/22)(a)(b)	USD	50	32,802
Picard Midco Inc., 6.50%, 03/31/29 (Call 09/30/25)(a)(b)	USD	330	286,275
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 11/16/22)(a)(b)	USD	45	44,911
Pilgrim’s Pride Corp.
3.50%, 03/01/32 (Call 09/01/26)(a)	USD	75	57,730
4.25%, 04/15/31 (Call 04/15/26)(a)	USD	90	75,070
5.88%, 09/30/27 (Call 12/01/22)(a)	USD	55	53,790
Post Holdings Inc.
4.50%, 09/15/31 (Call 09/15/26)(a)	USD	130	107,423
4.63%, 04/15/30 (Call 04/15/25)(a)	USD	105	88,856
5.50%, 12/15/29 (Call 12/15/24)(a)	USD	95	85,376
5.63%, 01/15/28 (Call 12/01/22)(a)	USD	80	74,600
5.75%, 03/01/27 (Call 11/16/22)(a)(b)	USD	40	38,700
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 09/01/29 (Call 09/01/24)(a)(b)	USD	65	48,095
5.88%, 09/01/31 (Call 09/01/26)(a)	USD	60	43,062
Presidio Holdings Inc.
4.88%, 02/01/27 (Call 02/01/23)(a)	USD	25	23,085
8.25%, 02/01/28 (Call 02/01/23)(a)(b)	USD	55	48,950
Prestige Brands Inc.
3.75%, 04/01/31 (Call 04/01/26)(a)	USD	60	48,201
5.13%, 01/15/28 (Call 01/15/23)(a)	USD	25	23,232
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(a)(b)	USD	70	60,794
5.25%, 04/15/24(a)	USD	65	64,347
5.75%, 04/15/26(a)	USD	85	82,898
6.25%, 01/15/28 (Call 01/15/23)(a)(b)	USD	120	111,061
PTC Inc.
3.63%, 02/15/25 (Call 12/01/22)(a)	USD	40	37,940
4.00%, 02/15/28 (Call 02/15/23)(a)	USD	40	36,474
QVC Inc.
4.38%, 09/01/28 (Call 06/01/28)	USD	40	29,000
4.45%, 02/15/25 (Call 11/15/24)	USD	50	43,731
4.75%, 02/15/27 (Call 11/15/26)(b)	USD	45	35,651
4.85%, 04/01/24	USD	50	47,781

Security		Par (000)	Value

United States (continued)
Rackspace Technology Global Inc.
3.50%, 02/15/28 (Call 02/15/24)(a)	USD	45	$29,461
5.38%, 12/01/28 (Call 12/01/23)(a)	USD	45	18,675
Radiate Holdco LLC/Radiate Finance Inc.
4.50%, 09/15/26 (Call 09/15/23)(a)	USD	65	55,190
6.50%, 09/15/28 (Call 09/15/23)(a)(b)	USD	80	50,400
Radiology Partners Inc., 9.25%, 02/01/28 (Call 02/01/23)(a)(b)	USD	50	26,625
Range Resources Corp.
4.75%, 02/15/30 (Call 02/15/25)(a)	USD	35	30,899
4.88%, 05/15/25 (Call 02/15/25)(b)	USD	70	67,709
8.25%, 01/15/29 (Call 01/15/24)	USD	55	56,767
Realogy Group LLC/Realogy Co-Issuer Corp.
5.25%, 04/15/30 (Call 04/15/25)(a)(b)	USD	80	55,524
5.75%, 01/15/29 (Call 01/15/24)(a)(b)	USD	80	56,895
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/22)(a)(b)	USD	105	83,709
Resorts World Las Vegas LLC/RWLV Capital Inc., 4.63%, 04/16/29 (Call 01/16/29)(a)	USD	75	55,415
RHP Hotel Properties LP/RHP Finance Corp.
4.50%, 02/15/29 (Call 02/15/24)(a)(b)	USD	50	43,798
4.75%, 10/15/27 (Call 12/01/22)	USD	65	59,998
Rite Aid Corp.
7.50%, 07/01/25 (Call 12/01/22)(a)	USD	59	41,479
8.00%, 11/15/26 (Call 01/15/23)(a)(b)	USD	79	51,343
RLJ Lodging Trust LP, 4.00%, 09/15/29 (Call 09/15/24)(a)	USD	80	66,686
ROBLOX Corp., 3.88%, 05/01/30 (Call 11/01/24)(a)(b)	USD	65	53,381
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.
2.88%, 10/15/26 (Call 10/15/23)(a)(b)	USD	85	71,081
3.63%, 03/01/29 (Call 03/01/24)(a)(b)	USD	70	54,250
3.88%, 03/01/31 (Call 03/01/26)(a)	USD	105	78,276
4.00%, 10/15/33 (Call 10/15/27)(a)	USD	80	55,747
Rockies Express Pipeline LLC, 4.95%, 07/15/29 (Call 04/15/29)(a)	USD	65	57,070
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/15/22)(a)	USD	70	52,988
Sabre GLBL Inc.
7.38%, 09/01/25 (Call 12/01/22)(a)(b)	USD	75	68,925
9.25%, 04/15/25 (Call 03/16/25)(a)	USD	65	63,300
SBA Communications Corp.
3.13%, 02/01/29 (Call 02/01/24)	USD	115	93,150
3.88%, 02/15/27 (Call 02/15/23)	USD	120	108,600
Scientific Games International Inc.
7.00%, 05/15/28 (Call 05/15/23)(a)	USD	45	43,380
7.25%, 11/15/29 (Call 11/15/24)(a)	USD	50	48,348
8.63%, 07/01/25 (Call 12/01/22)(a)	USD	60	61,908
SCIH Salt Holdings Inc.
4.88%, 05/01/28 (Call 05/01/24)(a)	USD	100	86,780
6.63%, 05/01/29 (Call 05/01/24)(a)(b)	USD	50	40,583
Scotts Miracle-Gro Co. (The)
4.00%, 04/01/31 (Call 04/01/26)	USD	20	15,240
4.38%, 02/01/32 (Call 08/01/26)	USD	40	30,463
4.50%, 10/15/29 (Call 10/15/24)	USD	35	28,350
Scripps Escrow II Inc.
3.88%, 01/15/29 (Call 01/15/24)(a)	USD	20	16,517
5.38%, 01/15/31 (Call 01/15/26)(a)(b)	USD	65	52,813
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 12/01/22)(a)(b)	USD	25	22,649
Seagate HDD Cayman
3.13%, 07/15/29 (Call 01/15/24)	USD	60	44,463
3.38%, 07/15/31 (Call 01/15/26)	USD	30	21,413
4.09%, 06/01/29 (Call 03/01/29)	USD	35	28,050
4.13%, 01/15/31 (Call 10/15/30)	USD	45	33,840

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
4.88%, 03/01/24 (Call 01/01/24)	USD	60	$58,801
4.88%, 06/01/27 (Call 03/01/27)	USD	60	55,350
Sealed Air Corp.
4.00%, 12/01/27 (Call 09/01/27)(a)	USD	55	48,675
5.00%, 04/15/29 (Call 04/15/25)(a)(b)	USD	30	27,338
5.13%, 12/01/24 (Call 09/01/24)(a)	USD	30	29,761
5.50%, 09/15/25 (Call 06/15/25)(a)(b)	USD	25	24,543
Select Medical Corp., 6.25%, 08/15/26 (Call 12/01/22)(a)(b)	USD	105	99,991
Sensata Technologies BV
4.00%, 04/15/29 (Call 04/15/24)(a)	USD	85	71,654
5.00%, 10/01/25(a)	USD	50	48,555
5.63%, 11/01/24(a)	USD	50	49,825
5.88%, 09/01/30 (Call 09/01/25)(a)	USD	25	23,601
Sensata Technologies Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	USD	55	43,794
4.38%, 02/15/30 (Call 11/15/29)(a)	USD	45	38,590
Service Corp. International/U.S.
3.38%, 08/15/30 (Call 08/15/25)(b)	USD	75	59,644
4.00%, 05/15/31 (Call 05/15/26)	USD	70	58,291
4.63%, 12/15/27 (Call 12/15/22)(b)	USD	35	32,523
5.13%, 06/01/29 (Call 06/01/24)(b)	USD	65	60,103
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)	USD	45	33,028
4.35%, 10/01/24 (Call 09/01/24)	USD	60	55,163
4.38%, 02/15/30 (Call 08/15/29)(b)	USD	35	24,938
4.75%, 10/01/26 (Call 08/01/26)	USD	45	36,675
4.95%, 02/15/27 (Call 08/15/26)	USD	25	20,219
4.95%, 10/01/29 (Call 07/01/29)	USD	35	25,567
5.50%, 12/15/27 (Call 09/15/27)	USD	40	34,396
7.50%, 09/15/25 (Call 06/15/25)	USD	40	39,050
Silgan Holdings Inc.
3.25%, 03/15/25 (Call 11/30/22)	EUR	100	94,732
4.13%, 02/01/28 (Call 11/16/22)	USD	60	54,900
Sinclair Television Group Inc.
4.13%, 12/01/30 (Call 12/01/25)(a)	USD	55	42,350
5.50%, 03/01/30 (Call 12/01/24)(a)(b)	USD	40	30,120
Sirius XM Radio Inc.
3.13%, 09/01/26 (Call 09/01/23)(a)	USD	55	49,148
3.88%, 09/01/31 (Call 09/01/26)(a)	USD	105	83,737
4.00%, 07/15/28 (Call 07/15/24)(a)	USD	175	150,842
4.13%, 07/01/30 (Call 07/01/25)(a)	USD	120	97,846
5.00%, 08/01/27 (Call 12/01/22)(a)(b)	USD	140	129,573
5.50%, 07/01/29 (Call 07/01/24)(a)	USD	105	96,841
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 12/01/22)(a)(b)	USD	85	82,283
5.50%, 04/15/27 (Call 12/01/22)(a)(b)	USD	40	36,000
SLM Corp.
3.13%, 11/02/26 (Call 10/02/26)	USD	65	57,010
4.20%, 10/29/25 (Call 09/29/25)	USD	25	23,194
SM Energy Co.
6.50%, 07/15/28 (Call 07/15/24)(b)	USD	55	52,814
6.63%, 01/15/27 (Call 12/01/22)(b)	USD	25	24,455
SoftBank Group Corp., 4.00%, 09/19/29 (Call 06/21/29)(c)	EUR	125	93,179
Sonic Automotive Inc.
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	USD	40	31,450
4.88%, 11/15/31 (Call 11/15/26)(a)	USD	42	31,952
Sotheby’s, 7.38%, 10/15/27 (Call 11/14/22)(a)	USD	50	48,375
Southwestern Energy Co.
4.75%, 02/01/32 (Call 02/01/27)(b)	USD	90	77,633

Security		Par (000)	Value

United States (continued)
5.38%, 02/01/29 (Call 02/01/24)	USD	50	$46,445
5.38%, 03/15/30 (Call 03/15/25)	USD	90	83,391
7.75%, 10/01/27 (Call 12/01/22)	USD	40	41,050
Spectrum Brands Inc.
3.88%, 03/15/31 (Call 03/15/26)(a)	USD	30	22,125
5.75%, 07/15/25 (Call 12/01/22)(b)	USD	41	40,436
Spirit AeroSystems Inc.
4.60%, 06/15/28 (Call 03/15/28)(b)	USD	65	46,553
5.50%, 01/15/25 (Call 12/01/22)(a)	USD	15	14,441
7.50%, 04/15/25 (Call 12/01/22)(a)	USD	100	97,500
Sprint Corp.
7.13%, 06/15/24	USD	215	217,042
7.63%, 02/15/25 (Call 11/15/24)	USD	125	128,998
7.63%, 03/01/26 (Call 11/01/25)	USD	115	120,001
SRM Escrow Issuer LLC, 6.00%, 11/01/28 (Call 11/01/23)(a)(b)	USD	85	71,758
SRS Distribution Inc.
4.63%, 07/01/28 (Call 07/01/24)(a)	USD	55	48,400
6.00%, 12/01/29 (Call 12/01/24)(a)	USD	60	48,794
6.13%, 07/01/29 (Call 07/01/24)(a)	USD	50	40,859
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 12/01/22)(a)	USD	175	162,607
Stagwell Global LLC, 5.63%, 08/15/29 (Call 08/15/24)(a)(b)	USD	75	65,404
Standard Industries Inc./NJ
2.25%, 11/21/26 (Call 08/21/26)(c)	EUR	100	81,048
3.38%, 01/15/31 (Call 07/15/25)(a)	USD	95	71,050
4.38%, 07/15/30 (Call 07/15/25)(a)	USD	125	101,065
4.75%, 01/15/28 (Call 01/15/23)(a)	USD	75	65,752
5.00%, 02/15/27 (Call 12/01/22)(a)	USD	60	54,592
Staples Inc.
7.50%, 04/15/26 (Call 12/01/22)(a)	USD	150	130,500
10.75%, 04/15/27 (Call 12/01/22)(a)(b)	USD	75	54,495
Starwood Property Trust Inc.
3.63%, 07/15/26 (Call 01/15/26)(a)	USD	40	34,810
3.75%, 12/31/24 (Call 09/30/24)(a)	USD	30	28,050
4.38%, 01/15/27 (Call 07/15/26)(a)	USD	50	43,825
Station Casinos LLC
4.50%, 02/15/28 (Call 02/15/23)(a)	USD	60	51,634
4.63%, 12/01/31 (Call 06/01/31)(a)	USD	55	44,396
Stericycle Inc., 3.88%, 01/15/29 (Call 11/15/23)(a)	USD	60	52,057
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31 (Call 06/01/26)(a)	USD	50	42,041
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (Call 07/15/23)(a)	USD	65	59,599
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29 (Call 05/15/24)	USD	75	64,509
4.50%, 04/30/30 (Call 04/30/25)	USD	83	70,550
5.88%, 03/15/28 (Call 03/15/23)	USD	25	23,878
6.00%, 04/15/27 (Call 12/01/22)(b)	USD	25	24,495
Switch Ltd.
3.75%, 09/15/28 (Call 09/15/23)(a)	USD	25	25,250
4.13%, 06/15/29 (Call 06/15/24)(a)	USD	55	55,136
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 01/15/28 (Call 01/15/23)(a)	USD	45	40,330
6.00%, 03/01/27 (Call 03/01/23)(a)	USD	30	28,437
6.00%, 12/31/30 (Call 12/31/25)(a)	USD	65	58,906
6.00%, 09/01/31 (Call 09/01/26)(a)	USD	45	40,151
7.50%, 10/01/25 (Call 12/01/22)(a)	USD	50	50,609
Taylor Morrison Communities Inc.
5.13%, 08/01/30 (Call 02/01/30)(a)	USD	35	29,313

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
5.75%, 01/15/28 (Call 10/15/27)(a)	USD	30	$27,537
5.88%, 06/15/27 (Call 03/15/27)(a)	USD	40	37,510
TEGNA Inc.
4.63%, 03/15/28 (Call 03/15/23)(b)	USD	100	95,187
4.75%, 03/15/26 (Call 03/15/23)(a)	USD	55	54,253
5.00%, 09/15/29 (Call 09/15/24)(b)	USD	70	66,788
Teleflex Inc., 4.25%, 06/01/28 (Call 06/01/23)(a)	USD	80	72,384
Tempur Sealy International Inc., 3.88%, 10/15/31 (Call 10/15/26)(a)	USD	115	86,537
Tenet Healthcare Corp.
4.25%, 06/01/29 (Call 06/01/24)(a)	USD	100	84,025
4.38%, 01/15/30 (Call 12/01/24)(a)(b)	USD	125	104,531
4.63%, 07/15/24 (Call 12/01/22)	USD	72	69,733
4.63%, 09/01/24 (Call 11/16/22)(a)	USD	50	48,375
4.63%, 06/15/28 (Call 06/15/23)(a)	USD	65	57,168
4.88%, 01/01/26 (Call 12/01/22)(a)	USD	165	155,925
5.13%, 11/01/27 (Call 12/01/22)(a)	USD	110	100,789
6.13%, 10/01/28 (Call 10/01/23)(a)(b)	USD	200	172,749
6.13%, 06/15/30 (Call 06/15/25)(a)	USD	160	148,800
6.25%, 02/01/27 (Call 12/01/22)(a)(b)	USD	110	105,616
Tenneco Inc.
5.00%, 07/15/26 (Call 11/07/22)(b)	USD	35	34,869
5.13%, 04/15/29 (Call 04/15/24)(a)	USD	55	54,677
7.88%, 01/15/29 (Call 01/15/24)(a)	USD	35	34,961
TerraForm Power Operating LLC
4.75%, 01/15/30 (Call 01/15/25)(a)	USD	60	53,681
5.00%, 01/31/28 (Call 07/31/27)(a)	USD	75	69,831
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 12/15/22)(a)	USD	80	67,800
TI Automotive Finance PLC, 3.75%, 04/15/29 (Call 04/15/24)(c)	EUR	100	70,709
TKC Holdings Inc.
6.88%, 05/15/28 (Call 05/15/24)(a)	USD	50	41,650
10.50%, 05/15/29 (Call 05/15/24)(a)(b)	USD	40	27,935
TransDigm Inc.
4.63%, 01/15/29 (Call 01/15/24)	USD	90	76,817
4.88%, 05/01/29 (Call 05/01/24)(b)	USD	60	51,150
5.50%, 11/15/27 (Call 12/01/22)	USD	210	190,312
6.25%, 03/15/26 (Call 12/01/22)(a)	USD	305	300,905
6.38%, 06/15/26 (Call 12/01/22)(b)	USD	90	86,778
7.50%, 03/15/27 (Call 12/01/22)	USD	50	49,375
8.00%, 12/15/25 (Call 12/01/22)(a)	USD	80	81,400
TransDigm UK Holdings PLC, 6.88%, 05/15/26 (Call 12/01/22)	USD	50	48,838
Transocean Inc., 11.50%, 01/30/27 (Call 07/30/23)(a)	USD	100	100,610
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 12/01/22)(a)	USD	56	53,900
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 12/01/22)(a)	USD	83	79,592
Travel + Leisure Co.
4.50%, 12/01/29 (Call 09/01/29)(a)	USD	45	36,671
6.00%, 04/01/27 (Call 01/01/27)	USD	50	46,688
6.63%, 07/31/26 (Call 04/30/26)(a)	USD	35	34,169
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	USD	25	24,691
Triumph Group Inc.
6.25%, 09/15/24 (Call 12/01/22)(a)	USD	25	23,156
7.75%, 08/15/25 (Call 12/01/22)(b)	USD	52	39,398
8.88%, 06/01/24 (Call 02/01/23)(a)	USD	31	31,334
Tronox Inc., 4.63%, 03/15/29 (Call 03/15/24)(a)	USD	80	61,648

Security		Par (000)	Value

United States (continued)
Twilio Inc.
3.63%, 03/15/29 (Call 03/15/24)	USD	50	$40,901
3.88%, 03/15/31 (Call 03/15/26)	USD	20	16,326
Twitter Inc.
3.88%, 12/15/27 (Call 09/15/27)(a)	USD	60	60,525
5.00%, 03/01/30 (Call 12/01/29)(a)	USD	90	90,767
U.S. Foods Inc.
4.63%, 06/01/30 (Call 06/01/25)(a)(b)	USD	45	39,094
4.75%, 02/15/29 (Call 02/15/24)(a)	USD	80	71,009
6.25%, 04/15/25 (Call 12/01/22)(a)	USD	60	59,793
Uber Technologies Inc.
4.50%, 08/15/29 (Call 08/15/24)(a)(b)	USD	135	115,722
6.25%, 01/15/28 (Call 09/15/23)(a)(b)	USD	50	47,932
7.50%, 05/15/25 (Call 12/01/22)(a)	USD	95	94,976
7.50%, 09/15/27 (Call 12/01/22)(a)	USD	75	75,073
8.00%, 11/01/26 (Call 12/01/22)(a)	USD	115	115,425
United Airlines Inc.
4.38%, 04/15/26 (Call 10/15/25)(a)	USD	140	127,926
4.63%, 04/15/29 (Call 10/15/28)(a)	USD	165	141,487
United Rentals North America Inc.
3.75%, 01/15/32 (Call 07/15/26)	USD	60	48,342
3.88%, 02/15/31 (Call 08/15/25)(b)	USD	95	78,676
4.00%, 07/15/30 (Call 07/15/25)(b)	USD	45	38,363
4.88%, 01/15/28 (Call 01/15/23)	USD	150	139,500
5.25%, 01/15/30 (Call 01/15/25)	USD	60	55,650
5.50%, 05/15/27 (Call 12/01/22)(b)	USD	37	35,964
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 12/01/22)(a)	USD	50	45,203
5.50%, 04/15/29 (Call 04/15/24)(a)	USD	65	49,312
5.75%, 06/15/27 (Call 06/15/24)(a)	USD	50	40,975
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC
6.00%, 01/15/30 (Call 01/15/25)(a)(b)	USD	50	34,550
7.88%, 02/15/25 (Call 12/01/22)(a)	USD	185	183,426
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
4.75%, 04/15/28 (Call 04/15/24)(a)(b)	USD	40	32,893
6.50%, 02/15/29 (Call 02/15/24)(a)	USD	95	67,678
Univision Communications Inc.
4.50%, 05/01/29 (Call 05/01/24)(a)(b)	USD	80	66,936
5.13%, 02/15/25 (Call 11/14/22)(a)	USD	135	130,284
6.63%, 06/01/27 (Call 06/01/23)(a)	USD	115	113,390
7.38%, 06/30/30 (Call 06/30/25)(a)	USD	70	68,067
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 12/01/22)	USD	65	62,392
6.88%, 09/01/27 (Call 12/01/22)	USD	55	52,525
Valvoline Inc.
3.63%, 06/15/31 (Call 06/15/26)(a)	USD	40	31,560
4.25%, 02/15/30 (Call 02/15/25)(a)(b)	USD	35	33,819
Vector Group Ltd.
5.75%, 02/01/29 (Call 02/01/24)(a)	USD	60	52,500
10.50%, 11/01/26 (Call 12/01/22)(a)	USD	45	44,404
Venture Global Calcasieu Pass LLC
3.88%, 11/01/33 (Call 05/01/33)(a)(b)	USD	110	88,032
3.88%, 08/15/29 (Call 02/15/29)(a)	USD	90	77,479
4.13%, 08/15/31 (Call 02/15/31)(a)	USD	90	76,477
Vericast Corp., 11.00%, 09/15/26 (Call 09/15/23)(a)	USD	101	98,854
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 12/01/22)(a)	USD	140	117,250
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 12/01/22)(a)	USD	65	65,175

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
ViaSat Inc.
5.63%, 09/15/25 (Call 11/14/22)(a)	USD	40	$36,892
5.63%, 04/15/27 (Call 11/14/22)(a)	USD	50	46,220
6.50%, 07/15/28 (Call 07/15/23)(a)	USD	50	41,781
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 12/01/22)(a)(b)	USD	55	43,977
7.00%, 02/15/29 (Call 02/15/24)(a)(b)	USD	50	40,003
13.00%, 05/15/25 (Call 11/16/22)(a)	USD	60	64,500
Vistra Operations Co. LLC
4.38%, 05/01/29 (Call 05/01/24)(a)	USD	110	94,348
5.00%, 07/31/27 (Call 11/14/22)(a)	USD	105	96,880
5.50%, 09/01/26 (Call 11/14/22)(a)	USD	75	71,879
5.63%, 02/15/27 (Call 11/14/22)(a)	USD	95	90,562
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)	USD	60	50,027
Weatherford International Ltd.
6.50%, 09/15/28 (Call 09/15/24)(a)(b)	USD	45	43,298
8.63%, 04/30/30 (Call 10/30/24)(a)	USD	115	108,272
Wesco Aircraft Holdings Inc.
8.50%, 11/15/24 (Call 12/01/22)(a)	USD	74	38,890
9.00%, 11/15/26 (Call 12/01/22)(a)(b)	USD	89	56,212
WESCO Distribution Inc.
7.13%, 06/15/25 (Call 12/01/22)(a)	USD	80	80,776
7.25%, 06/15/28 (Call 06/15/23)(a)	USD	115	116,851
Western Midstream Operating LP
3.35%, 02/01/25 (Call 01/01/25)	USD	60	57,028
4.30%, 02/01/30 (Call 11/01/29)	USD	95	83,581
4.50%, 03/01/28 (Call 12/01/27)	USD	35	32,160
4.65%, 07/01/26 (Call 04/01/26)	USD	35	33,114
4.75%, 08/15/28 (Call 05/15/28)	USD	35	32,176
WeWork Companies Inc., 7.88%, 05/01/25(a)	USD	50	26,931
WeWork Companies LLC/WW Co-Obligor Inc., 5.00%, 07/10/25 (Call 04/10/25)(a)	USD	55	27,500
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 08/15/23)(a)	USD	30	27,106
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 08/15/23)(a)	USD	105	90,813
WMG Acquisition Corp.
3.00%, 02/15/31 (Call 02/15/26)(a)	USD	40	31,398
3.75%, 12/01/29 (Call 12/01/24)(a)	USD	50	41,888
3.88%, 07/15/30 (Call 07/15/25)(a)	USD	50	42,438
WR Grace Holdings LLC
4.88%, 06/15/27 (Call 06/15/23)(a)	USD	70	61,250
5.63%, 08/15/29 (Call 08/15/24)(a)	USD	70	54,109
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.25%, 05/15/27 (Call 02/15/27)(a)(b)	USD	75	65,344
5.50%, 03/01/25 (Call 12/01/24)(a)	USD	135	127,177
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13%, 10/01/29 (Call 07/01/29)(a)(b)	USD	75	59,647
7.75%, 04/15/25 (Call 12/01/22)(a)	USD	25	24,245

Security		Par/ Shares (000)	Value

United States (continued)
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(a)	USD	65	$58,825
5.50%, 08/15/28 (Call 07/15/28)(a)(b)	USD	40	31,600
XHR LP, 4.88%, 06/01/29 (Call 06/01/24)(a)	USD	85	73,651
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)	USD	85	68,064
4.63%, 01/31/32 (Call 10/01/26)	USD	105	89,355
4.75%, 01/15/30 (Call 10/15/29)(a)	USD	50	44,688
5.38%, 04/01/32 (Call 04/01/27)	USD	95	84,840
Zayo Group Holdings Inc.
4.00%, 03/01/27 (Call 12/01/22)(a)(b)	USD	105	81,112
6.13%, 03/01/28 (Call 03/01/23)(a)(b)	USD	90	59,760

			64,714,687

Total Long-Term Investments — 96.8% (Cost: $115,706,843)			96,902,064

Short-Term Securities

Money Market Funds — 17.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.29%(i)(j)(k)		15,576	15,572,440
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(i)(j)		1,490	1,490,000

Total Short-Term Securities — 17.1% (Cost: $17,062,596)			17,062,440

Total Investments — 113.9% (Cost: $132,769,439)			113,964,504

Liabilities in Excess of Other Assets — (13.9)%			(13,887,433)

Net Assets — 100.0%			$100,077,071

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Perpetual security with no stated maturity date.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® US & Intl High Yield Corp Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$20,934,089	$—		$(5,348,488	)(a)	$(9,307)	$(3,854)	$15,572,440	15,576	$73,850	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,290,000	200,000	(a)	—		—	—	1,490,000	1,490	8,577		—

						$(9,307)	$(3,854)	$17,062,440		$82,427		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$96,902,064	$—	$96,902,064
Money Market Funds	17,062,440	—	—	17,062,440

	$17,062,440	$96,902,064	$—	$113,964,504

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	65

Statements of Assets and Liabilities

October 31, 2022

	iShares International High Yield Bond ETF	iShares J.P. Morgan EM Corporate Bond ETF	iShares J.P. Morgan EM High Yield Bond ETF	iShares J.P. Morgan EM Local Currency Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$30,796,769	$280,857,576	$283,758,371	$338,775,650
Investments, at value — affiliated(c)	10,000	21,853,028	37,199,604	440,000
Cash	4,822	—	—	1,417
Foreign currency, at value(d)	234,721	743	605	2,573,732
Receivables:
Investments sold	1,711,241	992,151	2,562,070	1,869,508
Securities lending income — affiliated	—	13,606	27,421	—
Capital shares sold	—	154,284	—	546,293
Dividends — unaffiliated	—	—	—	19,395
Dividends — affiliated	8	6,123	3,584	2,155
Interest — unaffiliated	416,942	3,538,212	5,291,304	6,960,857

Total assets	33,174,503	307,415,723	328,842,959	351,189,007

LIABILITIES
Bank overdraft	—	180,179	1,722	—
Collateral on securities loaned, at value	—	17,986,166	34,763,381	—
Deferred foreign capital gain tax	—	—	—	7,264
Payables:
Investments purchased	1,368,202	3,228,501	2,657,602	4,567,461
Investment advisory fees	10,546	122,604	123,706	88,800

Total liabilities	1,378,748	21,517,450	37,546,411	4,663,525

NET ASSETS	$31,795,755	$285,898,273	$291,296,548	$346,525,482

NET ASSETS CONSIST OF
Paid-in capital	$48,143,081	$372,229,379	$475,087,352	$520,713,810
Accumulated loss	(16,347,326)	(86,331,106)	(183,790,804)	(174,188,328)

NET ASSETS	$31,795,755	$285,898,273	$291,296,548	$346,525,482

NET ASSET VALUE
Shares outstanding	800,000	7,100,000	9,050,000	10,800,000

Net asset value	$39.74	$40.27	$32.19	$32.09

Shares authorized	500 million	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$41,465,545	$343,425,307	$386,211,554	$438,486,617
(b) Securities loaned, at value	$—	$16,646,266	$31,055,297	$—
(c) Investments, at cost — affiliated	$10,000	$21,851,658	$37,198,260	$440,000
(d) Foreign currency, at cost	$234,120	$734	$647	$2,620,386
See notes to financial statements.

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

October 31, 2022

iShares US & Intl High Yield Corp Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$96,902,064
Investments, at value — affiliated(c)	17,062,440
Cash	10,557
Foreign currency, at value(d)	297,238
Receivables:
Investments sold	1,937,074
Securities lending income — affiliated	8,411
Dividends — affiliated	3,016
Interest — unaffiliated	1,529,479

Total assets	117,750,279

LIABILITIES
Collateral on securities loaned, at value	15,581,229
Payables:
Investments purchased	2,058,574
Investment advisory fees	33,405

Total liabilities	17,673,208

NET ASSETS	$100,077,071

NET ASSETS CONSIST OF
Paid-in capital	$127,743,815
Accumulated loss	(27,666,744)

NET ASSETS	$100,077,071

NET ASSET VALUE
Shares outstanding	2,500,000

Net asset value	$40.03

Shares authorized	500 million

Par value	$0.001

(a) Investments, at cost — unaffiliated	$115,706,843
(b) Securities loaned, at value	$14,907,801
(c) Investments, at cost — affiliated	$17,062,596
(d) Foreign currency, at cost	$295,653

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Operations

Year Ended October 31, 2022

	iShares International High Yield Bond ETF	iShares J.P. Morgan EM Corporate Bond ETF	iShares J.P. Morgan EM High Yield Bond ETF	iShares J.P. Morgan EM Local Currency Bond ETF

INVESTMENT INCOME
Dividends — unaffiliated	$—	$—	$—	$55
Dividends — affiliated	31	26,882	23,398	10,026
Interest — unaffiliated	1,601,811	15,995,886	26,792,649	26,837,749
Securities lending income — affiliated — net	—	148,415	199,376	—
Other income — unaffiliated	280	22,360	23,256	—
Foreign taxes withheld	(659)	(54)	(83)	(637,498)

Total investment income	1,601,463	16,193,489	27,038,596	26,210,332

EXPENSES
Investment advisory	193,150	1,963,792	2,039,659	1,387,468
Commitment costs	—	—	—	5,605
Professional	217	217	217	217

Total expenses	193,367	1,964,009	2,039,876	1,393,290

Net investment income	1,408,096	14,229,480	24,998,720	24,817,042

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(1,559,859)	(21,096,605)	(22,063,602)	(66,276,099)
Investments — affiliated	—	(20,875)	(20,525)	—
Foreign currency transactions	(147,410)	(2)	(11)	(2,488,779)
In-kind redemptions — unaffiliated(b)	(3,392,400)	(12,889,540)	(21,735,753)	(7,540,873)

	(5,099,669)	(34,007,022)	(43,819,891)	(76,305,751)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(10,444,380)	(61,429,253)	(82,736,179)	(58,163,224)
Investments — affiliated	—	(5,187)	1,343	—
Foreign currency translations	(2,663)	9	(42)	(205,869)

	(10,447,043)	(61,434,431)	(82,734,878)	(58,369,093)

Net realized and unrealized loss	(15,546,712)	(95,441,453)	(126,554,769)	(134,674,844)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,138,616)	$(81,211,973)	$(101,556,049)	$(109,857,802)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$—	$—	$(28,761)
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction in deferred foreign capital gain tax of	$—	$—	$—	$102,310

See notes to financial statements.

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended October 31, 2022

iShares US & Intl High Yield Corp Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$10,159
Interest — unaffiliated	6,240,456
Securities lending income — affiliated — net	72,268
Other income — unaffiliated	2,693
Foreign taxes withheld	(340)

Total investment income	6,325,236

EXPENSES
Investment advisory	518,180
Professional	217

Total expenses	518,397

Net investment income	5,806,839

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(891,312)
Investments — affiliated	(9,307)
Foreign currency transactions	(143,573)
In-kind redemptions — unaffiliated(a)	(4,701,003)

(5,745,195)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(21,718,620)
Investments — affiliated	(3,854)
Foreign currency translations	(2,836)

(21,725,310)

Net realized and unrealized loss	(27,470,505)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,663,666)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Changes in Net Assets

	iShares International High Yield Bond ETF		iShares J.P. Morgan EM Corporate Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/22	Year Ended 10/31/21
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,408,096	$1,640,605	$14,229,480	$12,338,101
Net realized gain (loss)	(5,099,669)	246,665	(34,007,022)	(337,078)
Net change in unrealized appreciation (depreciation)	(10,447,043)	680,844	(61,434,431)	(3,235,881)

Net increase (decrease) in net assets resulting from operations	(14,138,616)	2,568,114	(81,211,973)	8,765,142

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(2,017,426)	(736,269)	(15,559,902)	(11,947,480)
Return of capital	(85,561)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(2,102,987)	(736,269)	(15,559,902)	(11,947,480)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(23,123,187)	22,578,514	(135,692,796)	306,813,811

NET ASSETS
Total increase (decrease) in net assets	(39,364,790)	24,410,359	(232,464,671)	303,631,473
Beginning of year	71,160,545	46,750,186	518,362,944	214,731,471

End of year	$31,795,755	$71,160,545	$285,898,273	$518,362,944

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares J.P. Morgan EM High Yield Bond ETF		iShares J.P. Morgan EM Local Currency Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/22	Year Ended 10/31/21
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$24,998,720	$21,702,643	$24,817,042	$24,130,068
Net realized loss	(43,819,891)	(5,754,719)	(76,305,751)	(3,824,330)
Net change in unrealized appreciation (depreciation)	(82,734,878)	3,814,196	(58,369,093)	(20,231,809)

Net increase (decrease) in net assets resulting from operations	(101,556,049)	19,762,120	(109,857,802)	73,929

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(25,663,616)	(22,290,589)	(19,531,059)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(56,838,898)	174,299,553	(41,512,997)	17,252,960

NET ASSETS
Total increase (decrease) in net assets	(184,058,563)	171,771,084	(170,901,858)	17,326,889
Beginning of year	475,355,111	303,584,027	517,427,340	500,100,451

End of year	$291,296,548	$475,355,111	$346,525,482	$517,427,340

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Changes in Net Assets (continued)

	iShares US & Intl High Yield Corp Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,806,839	$7,955,550
Net realized gain (loss)	(5,745,195)	2,777,006
Net change in unrealized appreciation (depreciation)	(21,725,310)	4,307,320

Net increase (decrease) in net assets resulting from operations	(21,663,666)	15,039,876

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(6,204,063)	(8,596,496)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(65,519,501)	10,169,888

NET ASSETS
Total increase (decrease) in net assets	(93,387,230)	16,613,268
Beginning of year	193,464,301	176,851,033

End of year	$100,077,071	$193,464,301

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares International High Yield Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of year	$54.74	$51.94	$51.05	$50.66	$53.04

Net investment income(a)	1.38	1.44	1.42	1.51	1.54
Net realized and unrealized gain (loss)(b)	(14.76)	2.18	0.09	0.82	(3.92)

Net increase (decrease) from investment operations	(13.38)	3.62	1.51	2.33	(2.38)

Distributions(c)
From net investment income	(1.56)	(0.82)	(0.62)	(1.94)	—
Return of capital	(0.06)	—	—	—	—

Total distributions	(1.62)	(0.82)	(0.62)	(1.94)	—

Net asset value, end of year	$39.74	$54.74	$51.94	$51.05	$50.66

Total Return(d)
Based on net asset value	(25.15)%	6.90%	3.00%	4.85%	(4.49)%

Ratios to Average Net Assets(e)
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	2.92%	2.56%	2.85%	3.03%	2.87%

Supplemental Data
Net assets, end of year (000)	$31,796	$71,161	$46,750	$40,838	$65,858

Portfolio turnover rate(f)	23%	33%	46%	34%	31%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM Corporate Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of year	$51.32	$51.13	$51.29	$47.68	$51.33

Net investment income(a)	1.68	1.75	2.06	2.25	2.16
Net realized and unrealized gain (loss)(b)	(10.93)	0.23	(0.13)	3.61	(3.70)

Net increase (decrease) from investment operations	(9.25)	1.98	1.93	5.86	(1.54)

Distributions from net investment income(c)	(1.80)	(1.79)	(2.09)	(2.25)	(2.11)

Net asset value, end of year	$40.27	$51.32	$51.13	$51.29	$47.68

Total Return(d)
Based on net asset value	(18.42)%	3.88%	3.94%	12.57%	(3.09)%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	3.62%	3.36%	4.08%	4.51%	4.37%

Supplemental Data
Net assets, end of year (000)	$285,898	$518,363	$214,731	$166,685	$71,515

Portfolio turnover rate(f)	18%	16%	25%	21%	16%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM High Yield Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of year	$43.61	$43.06	$46.63	$45.29	$50.60

Net investment income(a)	2.34	2.43	2.52	2.66	2.44
Net realized and unrealized gain (loss)(b)	(11.36)	0.68	(3.54)	1.93	(5.40)

Net increase (decrease) from investment operations	(9.02)	3.11	(1.02)	4.59	(2.96)

Distributions from net investment income(c)	(2.40)	(2.56)	(2.55)	(3.25)	(2.35)

Net asset value, end of year	$32.19	$43.61	$43.06	$46.63	$45.29

Total Return(d)
Based on net asset value	(21.35)%	7.16%	(2.08)%	10.51%	(5.96	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%

Total expenses after fees waived	0.50%	0.49%	0.48%	0.50%	0.50%

Net investment income	6.13%	5.40%	5.75%	5.75%	5.11%

Supplemental Data
Net assets, end of year (000)	$291,297	$475,355	$303,584	$333,378	$398,541

Portfolio turnover rate(g)	16%	23%	65%	32%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM Local Currency Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of year	$41.73	$41.68	$45.43	$43.24	$46.85

Net investment income(a)	1.95	2.06	2.29	3.09	2.87
Net realized and unrealized gain (loss)(b)	(10.06)	(2.01)	(4.11)	0.59	(6.48)

Net increase (decrease) from investment operations	(8.11)	0.05	(1.82)	3.68	(3.61)

Distributions from net investment income(c)	(1.53)	—	(1.93)	(1.49)	—

Net asset value, end of year	$32.09	$41.73	$41.68	$45.43	$43.24

Total Return(d)
Based on net asset value	(20.04)%	0.12%	(4.20)%	8.75%	(7.71)%

Ratios to Average Net Assets(e)
Total expenses	0.30%	0.30%	0.30%	0.30%	0.42%

Total expenses after fees waived	0.30%	0.30%	0.30%	0.30%	0.41%

Net investment income	5.37%	4.72%	5.46%	6.95%	6.19%

Supplemental Data
Net assets, end of year (000)	$346,525	$517,427	$500,100	$536,078	$423,732

Portfolio turnover rate(f)	47%	29%	43%	44%	51%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares US & Intl High Yield Corp Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of year	$49.61	$47.80	$48.97	$48.03	$50.98

Net investment income(a)	2.02	2.09	2.21	2.42	2.46
Net realized and unrealized gain (loss)(b)	(9.53)	1.99	(1.27)	1.17	(2.80)

Net increase (decrease) from investment operations	(7.51)	4.08	0.94	3.59	(0.34)

Distributions from net investment income(c)	(2.07)	(2.27)	(2.11)	(2.65)	(2.61)

Net asset value, end of year	$40.03	$49.61	$47.80	$48.97	$48.03

Total Return(d)
Based on net asset value	(15.46)%	8.56%	2.04%	7.74%	(0.71)%

Ratios to Average Net Assets(e)
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	4.48%	4.16%	4.65%	5.02%	4.95%

Supplemental Data
Net assets, end of year (000)	$100,077	$193,464	$176,851	$176,300	$211,353

Portfolio turnover rate(f)	16%	31%	33%	24%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Notes to Financial Statements

1.     ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

International High Yield Bond	Diversified
J.P. Morgan EM Corporate Bond	Diversified
J.P. Morgan EM High Yield Bond	Non-diversified
J.P. Morgan EM Local Currency Bond	Non-diversified
US & Intl High Yield Corp Bond	Diversified

2.     SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income, net realized capital gains and/or return of capital for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds each Fund’s current and accumulated earning and profits will constitute a non-taxable return of capital. Distributions in excess of each Fund’s

78	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to the Fund’s shareholders and will not constitute non-taxable returns of capital. Return of capital distributions will reduce a shareholder’s cost basis and will result in higher capital gains or lower capital losses when each Fund’s shares on which distributions were received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gains.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.     INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Company (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements  (continued)

determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.     SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
J.P. Morgan EM Corporate Bond
Barclays Bank PLC	$1,009,454	$(1,009,454)	$—		$—
Barclays Capital, Inc.	2,015,022	(2,015,022)	—		—
BNP Paribas SA	736,434	(736,434)	—		—
BofA Securities, Inc.	1,103,342	(1,103,342)	—		—
Citadel Clearing LLC	304,130	(304,130)	—		—
Citigroup Global Markets, Inc.	2,351,503	(2,351,503)	—		—
Credit Suisse Securities (USA) LLC	429,423	(429,423)	—		—
HSBC Securities (USA), Inc.	315,180	(315,180)	—		—
J.P. Morgan Securities LLC	2,378,386	(2,378,386)	—		—
Jefferies LLC	1,466,605	(1,466,605)	—		—
Morgan Stanley	1,462,034	(1,462,034)	—		—
Nomura Securities International, Inc.	427,305	(427,305)	—		—
Pershing LLC	414,040	(414,040)	—		—
Scotia Capital (USA), Inc.	54,976	(54,976)	—		—
Wells Fargo Securities LLC	2,178,432	(2,178,432)	—		—

	$16,646,266	$(16,646,266)	$—		$—

80	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
J.P. Morgan EM High Yield Bond
Barclays Bank PLC	$358,331	$(358,331)	$—		$—
Barclays Capital, Inc.	1,971,799	(1,971,799)	—		—
BMO Capital Markets Corp.	15,448	(15,448)	—		—
BNP Paribas SA	2,003,115	(2,003,115)	—		—
BofA Securities, Inc.	5,362,426	(5,362,426)	—		—
Citadel Clearing LLC	173,040	(173,040)	—		—
Citigroup Global Markets, Inc.	1,719,372	(1,719,372)	—		—
Credit Suisse Securities (USA) LLC	394,602	(394,602)	—		—
Goldman Sachs & Co. LLC	2,075,018	(2,075,018)	—		—
J.P. Morgan Securities LLC	9,619,361	(9,619,361)	—		—
Jefferies LLC	3,146,649	(3,146,649)	—		—
Morgan Stanley	487,151	(487,151)	—		—
Nomura Securities International, Inc.	1,234,463	(1,234,463)	—		—
Pershing LLC	394,000	(394,000)	—		—
RBC Capital Markets LLC	570,655	(570,655)	—		—
Scotia Capital (USA), Inc.	1,167,811	(1,167,811)	—		—
UBS AG	1,651	(1,651)	—		—
Wells Fargo Securities LLC	360,405	(360,405)	—		—

	$31,055,297	$(31,055,297)	$—		$—

US & Intl High Yield Corp Bond
Barclays Bank PLC	$1,205,087	$(1,205,087)	$—		$—
Barclays Capital, Inc.	810,319	(810,319)	—		—
BMO Capital Markets Corp.	162,211	(162,211)	—		—
BNP Paribas SA	1,675,163	(1,675,163)	—		—
BofA Securities, Inc.	426,901	(426,901)	—		—
Citadel Clearing LLC	294,155	(294,155)	—		—
Citigroup Global Markets, Inc.	185,839	(185,839)	—		—
Credit Suisse Securities (USA) LLC	115,156	(115,156)	—		—
Deutsche Bank Securities, Inc.	375,799	(375,799)	—		—
Goldman Sachs & Co. LLC	5,066,967	(5,066,967)	—		—
J.P. Morgan Securities LLC	2,073,758	(2,073,758)	—		—
Jefferies LLC	266,755	(266,755)	—		—
Morgan Stanley	472,860	(472,860)	—		—
Nomura Securities International, Inc.	119,430	(119,430)	—		—
Pershing LLC	32,502	(32,502)	—		—
RBC Capital Markets LLC	1,142,300	(1,142,300)	—		—
Scotia Capital (USA), Inc.	119,877	(119,877)	—		—
State Street Bank & Trust Co.	268,217	(268,217)	—		—
Wells Fargo Securities LLC	94,505	(94,505)	—		—

	$14,907,801	$(14,907,801)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.     INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

International High Yield Bond	0.40%
J.P. Morgan EM Corporate Bond	0.50
J.P. Morgan EM High Yield Bond	0.50
J.P. Morgan EM Local Currency Bond	0.30
US & Intl High Yield Corp Bond	0.40

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of BFA, under which BFA pays BIL for services it provides to the iShares International High Yield Bond ETF, iShares J.P. Morgan EM Corporate Bond ETF, iShares J.P. Morgan EM High Yield Bond ETF, iShares J.P. Morgan EM Local Currency Bond ETF and iShares US & Intl High Yield Corp Bond ETF. BFA has entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”, together with BlackRock International Limited, the “Sub-Advisers”), both affiliates of BFA, under which BFA pays BRS for services it provides to the iShares J.P. Morgan EM Local Currency Bond ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

J.P. Morgan EM Corporate Bond	$44,953
J.P. Morgan EM High Yield Bond	57,898
US & Intl High Yield Corp Bond	23,563

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

J.P. Morgan EM Corporate Bond	$1,242,333	$301,219	$(50,676)
J.P. Morgan EM High Yield Bond	5,510,539	1,396,320	(303,398)
J.P. Morgan EM Local Currency Bond	1,003,083	—	—
US & Intl High Yield Corp Bond	43,923	1,684,644	(69,110)

82	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.     PURCHASES AND SALES

For the year ended October 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

International High Yield Bond	$10,806,661	$12,120,036
J.P. Morgan EM Corporate Bond	79,355,520	75,219,881
J.P. Morgan EM High Yield Bond	93,854,847	69,379,390
J.P. Morgan EM Local Currency Bond	214,387,968	212,244,698
US & Intl High Yield Corp Bond	23,218,494	24,204,737

For the year ended October 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

International High Yield Bond	$—	$22,100,600
J.P. Morgan EM Corporate Bond	45,207,866	182,042,703
J.P. Morgan EM High Yield Bond	69,979,986	149,246,540
J.P. Morgan EM Local Currency Bond	59,450,634	95,411,748
US & Intl High Yield Corp Bond	20,762,882	84,592,488

7.     INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2022, permanent differences attributable to distributions paid in excess of taxable income, net operating loss and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

International High Yield Bond	$(3,410,483)	$3,410,483
J.P. Morgan EM Corporate Bond	(12,995,290)	12,995,290
J.P. Morgan EM High Yield Bond	(22,062,932)	22,062,932
J.P. Morgan EM Local Currency Bond	(18,491,226)	18,491,226
US & Intl High Yield Corp Bond	(4,701,776)	4,701,776

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/22	Year Ended 10/31/21

International High Yield Bond
Ordinary income	$2,017,426	$736,269
Return of capital	85,561	—

	$2,102,987	$736,269

J.P. Morgan EM Corporate Bond
Ordinary income	$15,559,902	$11,947,480

J.P. Morgan EM High Yield Bond
Ordinary income	$25,663,616	$22,290,589

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 10/31/22	Year Ended 10/31/21

J.P. Morgan EM Local Currency Bond
Ordinary income	$19,531,059	$—

US & Intl High Yield Corp Bond
Ordinary income	$6,204,063	$8,596,496

As of October 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

International High Yield Bond	$—	$(5,617,695)	$(10,729,631)	$(16,347,326)
J.P. Morgan EM Corporate Bond	1,591,129	(23,164,025)	(64,758,210)	(86,331,106)
J.P. Morgan EM High Yield Bond	2,286,240	(81,211,562)	(104,865,482)	(183,790,804)
J.P. Morgan EM Local Currency Bond	—	(61,839,894)	(112,348,434)	(174,188,328)
US & Intl High Yield Corp Bond	152,229	(8,797,963)	(19,021,010)	(27,666,744)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, amortization methods for premiums and discounts on fixed income securities and the accrual of income on securities in default.

As of October 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

International High Yield Bond	$41,523,537	$87,095	$(10,803,446)	$(10,716,351)
J.P. Morgan EM Corporate Bond	367,468,823	607,293	(65,365,512)	(64,758,219)
J.P. Morgan EM High Yield Bond	425,823,415	698,392	(105,563,832)	(104,865,440)
J.P. Morgan EM Local Currency Bond	451,155,984	489,189	(112,429,523)	(111,940,334)
US & Intl High Yield Corp Bond	132,976,408	302,743	(19,314,647)	(19,011,904)

8.     LINE OF CREDIT

The iShares J.P. Morgan EM Local Currency Bond ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended October 31, 2022, the Fund did not borrow under the Syndicated Credit Agreement.

9.     PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

84	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.     CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/22		Year Ended 10/31/21

iShares ETF	Shares	Amount	Shares	Amount

International High Yield Bond
Shares sold	—	$—	400,000	$22,578,514
Shares redeemed	(500,000)	(23,123,187)	—	—

	(500,000)	$(23,123,187)	400,000	$22,578,514

J.P. Morgan EM Corporate Bond
Shares sold	1,100,000	$53,884,330	5,900,000	$306,813,811
Shares redeemed	(4,100,000)	(189,577,126)	—	—

	(3,000,000)	$(135,692,796)	5,900,000	$306,813,811

J.P. Morgan EM High Yield Bond
Shares sold	2,400,000	$98,689,988	4,250,000	$192,187,348
Shares redeemed	(4,250,000)	(155,528,886)	(400,000)	(17,887,795)

	(1,850,000)	$(56,838,898)	3,850,000	$174,299,553

J.P. Morgan EM Local Currency Bond
Shares sold	4,200,000	$161,169,803	2,800,000	$123,271,919
Shares redeemed	(5,800,000)	(202,682,800)	(2,400,000)	(106,018,959)

	(1,600,000)	$(41,512,997)	400,000	$17,252,960

86	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 10/31/22		Year Ended 10/31/21

iShares ETF	Shares	Amount	Shares	Amount

US & Intl High Yield Corp Bond
Shares sold	500,000	$21,399,097	600,000	$30,073,163
Shares redeemed	(1,900,000)	(86,918,598)	(400,000)	(19,903,275)

	(1,400,000)	$(65,519,501)	200,000	$10,169,888

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.     SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

iShares International High Yield Bond ETF

iShares J.P. Morgan EM Corporate Bond ETF

iShares J.P. Morgan EM High Yield Bond ETF

iShares J.P. Morgan EM Local Currency Bond ETF

iShares US & Intl High Yield Corp Bond ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

88	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended October 31, 2022:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

International High Yield Bond	$1,479,328	$660
J.P. Morgan EM Corporate Bond	15,648,550	—
J.P. Morgan EM High Yield Bond	26,695,849	—
J.P. Morgan EM Local Currency Bond	26,840,471	591,889

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2022:

iShares ETF	Interest Dividends

International High Yield Bond	$1,400,640
J.P. Morgan EM Corporate Bond	12,984,822
J.P. Morgan EM High Yield Bond	23,106,857
J.P. Morgan EM Local Currency Bond	23,707,118
US & Intl High Yield Corp Bond	5,677,437

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2022:

iShares ETF	Interest-Related Dividends

International High Yield Bond	$114,407
J.P. Morgan EM Corporate Bond	506,793
J.P. Morgan EM High Yield Bond	359,535
J.P. Morgan EM Local Currency Bond	10,889
US & Intl High Yield Corp Bond	3,687,521

I M P O R T A N T T A X I N F O R M A T I O N	89

Board Review and Approval of Investment Advisory Contract

iShares International HighYield Bond ETF, iShares J.P. Morgan EM Corporate Bond ETF, iShares J.P. Morgan EM HighYield Bond ETF, iShares US & Intl HighYield Corp Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited, (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited for sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited under the Advisory Agreements for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed

90	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited, which were provided at the May 3, 2022 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	91

Board Review and Approval of Investment Advisory Contract  (continued)

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

iShares J.P. Morgan EM Local Currency Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited and BlackRock (Singapore) Limited, (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited and BlackRock (Singapore) Limited; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited and BlackRock (Singapore) Limited for sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited and BlackRock (Singapore) Limited under the Advisory Agreements for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day

92	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited and BlackRock (Singapore) Limited, which were provided at the May 3, 2022 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited and BlackRock (Singapore) Limited under the Advisory Agreements for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited and BlackRock (Singapore) Limited, which were provided at the May 3, 2022 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	93

Board Review and Approval of Investment Advisory Contract  (continued)

services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

94	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

International High Yield Bond(a)	$1.558045	$—	$0.059637	$1.617682	96%	—%	4%	100%
J.P. Morgan EM Corporate Bond	1.796449	—	—	1.796449	100	—	—	100
J.P. Morgan EM High Yield Bond	2.401588	—	—	2.401588	100	—	—	100
J.P. Morgan EM Local Currency Bond(a)	1.440662	—	0.085202	1.525864	94	—	6	100
US & Intl High Yield Corp Bond	2.073310	—	—	2.073310	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive and the Alternative Investment Fund Managers Regulations 2013 (as amended) and the “Guidelines on sound remuneration policies under the AIFMD” issued by the European Securities and Markets Authority (together the “Regulations”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, non-EU and non-UK managers are only required to comply with certain disclosure, reporting and transparency obligations of the Regulations if such managers market a fund to EU investors.

The Company has registered the iShares J.P. Morgan EM High Yield Bond ETF (the “Fund”) to be marketed to United Kingdom and EU investors in the Netherlands, Finland and Sweden.

The Company has registered the iShares J.P. Morgan EM Local Currency Bond ETF (the “Fund”) to be marketed to United Kingdom.

Report on Remuneration

The Company is required under the Regulations to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

S U P P L E M E N T A L I N F O R M A T I O N	95

Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of total & aggregate remuneration awarded by the Company to its staff which has been attributed to the Funds in respect of the Company’s financial year ending December 31, 2021 were as follows:

iShares ETF	Total Remuneration	Fixed Remuneration	Variable Remuneration	No. of Beneficiaries	Senior Management Remuneration	Risk Taker Remuneration

J.P. Morgan EM High Yield Bond	$46,822	$21,892	$24,930	661	$5,731	$592
J.P. Morgan EM Local Currency Bond	45,818	21,423	24,395	661	5,608	580

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares J.P. Morgan EM High Yield Bond ETF and iShares J.P. Morgan EM Local Currency Bond ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investments do not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation.

96	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (unaudited)

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 379 funds as of October 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (65)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares U.S. ETF Trust (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (67)	Director (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (66)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares U.S. ETF Trust (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (67)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	97

Director and Officer Information (unaudited)  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (73)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares U.S. ETF Trust (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (58)	Director (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares U.S. ETF Trust (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (52)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

98	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (unaudited)  (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	99

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

100	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

CAB	Capital Appreciation Bonds

LIBOR	London Interbank Offered Rate

OJSC	Open Joint Stock Company

PIK	Payment-in-kind

Currency Abbreviations

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

DOP	Dominican Peso

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

MXN	Mexican Peso

MYR	Malaysian Ringgit

PEN	Peru Nuevo Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

RSD	Serbian Dinar

THB	Thai Baht

TRY	Turkish Lira

UYU	Uruguayan Peso

ZAR	South African Rand

Portfolio Abbreviation (continued)

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	101

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by JPMorgan Chase & Co., Markit Indices Limited or Morningstar, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1002-1022

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the five series of the registrant for which the fiscal year-end is October 31, 2022 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $78,000 for the fiscal year ended October 31, 2021 and $78,000 for the fiscal year ended October 31, 2022.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2021 and October 31, 2022 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $48,500 for the fiscal year ended October 31, 2021 and $48,500 for the fiscal year ended October 31, 2022. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2021 and October 31, 2022 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2022 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $48,500 for the fiscal year ended October 31, 2021 and $48,500 for the fiscal year ended October 31, 2022.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i)	Not Applicable

(j)	Not Applicable

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: December 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: December 22, 2022

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: December 22, 2022